1933 Act Registration No. 333-
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [ ] Post-Effective
                           Amendment No.       Amendment No.

                             EVERGREEN EQUITY TRUST
                       (Evergreen Disciplined Value Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             David Mahaffey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006


      It is proposed that this filing will become effective on January 17, 2005, pursuant to Rule 488.

                             EVERGREEN EQUITY TRUST

                                     PART A

                           PROSPECTUS/PROXY STATEMENT

                              [President's Message]
                                      LOGO
                              SOUTHTRUST VALUE FUND
                              420 North 20th Street
                            Birmingham, Alabama 35203

January 26, 2005

Dear Shareholder,

         On November 1, 2004, SouthTrust Corporation merged into Wachovia Corporation and management of the combined company undertook the process of comparing product offerings within the SouthTrust and Evergreen mutual fund families in order to offer a more streamlined, complete and competitive set of mutual funds while serving the interests of shareholders. As a shareholder of SouthTrust Value Fund ("SouthTrust Fund"), a series of SouthTrust Funds, you are invited to vote on proposals (1) to merge SouthTrust Fund into Evergreen Disciplined Value Fund ("Evergreen Fund"), a mutual fund within the Evergreen family of funds (the "Merger") and (2) to approve an Investment Advisory Agreement (the "Advisory Agreement") for SouthTrust Fund with Evergreen Investment Management Company, LLC ("EIMC"), the investment advisor to Evergreen Fund. The Board of Trustees of SouthTrust Funds has approved the Advisory Agreement and the Merger and recommends that you vote FOR both proposals.

         If approved by shareholders, this is how the Merger will work:

o SouthTrust Fund will transfer all of its assets and identified liabilities to Evergreen Fund, a newly created series of Evergreen Equity Trust.
o Evergreen Fund will issue new shares that will be distributed to you in an amount equal to the value of your SouthTrust Fund shares that will be cancelled. You will receive Class I shares of Evergreen Fund in exchange for your shares of SouthTrust
  Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.
o You will not incur any sales loads or similar transaction charges as a result of the Merger.
o It is expected that your receipt of Class I shares of Evergreen
  Fund in the Merger will be a non-taxable event for you for federal income tax purposes.
o Details about Evergreen Fund's investment objective, principal investment strategies, principal risks, portfolio management team, performance, fees and expenses, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. In addition, information regarding EIMC and the Advisory Agreement, which you are being asked to approve, is also contained in the attached prospectus/proxy statement. If approved by shareholders, the Advisory Agreement will remain in effect until the closing of the Merger (scheduled for March 2005). Please take the time to familiarize yourself with this information.

         Votes on both proposals will be cast at a special meeting of SouthTrust Fund's shareholders to be held on March 4, 2005. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

         If you have any questions about the proposals or the proxy card, please call [Georgeson Shareholder Communications, Inc.,] our proxy solicitor, at __________ (toll-free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If SouthTrust Fund does not receive your vote after several weeks, you may receive a telephone call from [Georgeson Shareholder Communications, Inc.] requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by EIMC

         Thank you for taking this matter seriously and participating in this important process.

                                                    Sincerely,

                                                    [Signature]

                                                    ---------

                                                    [President]

                              SOUTHTRUST VALUE FUND
                              420 North 20th Street
                            Birmingham, Alabama 35203


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MARCH 4, 2005



         A Special Meeting (the "Meeting") of Shareholders of SouthTrust Value Fund ("SouthTrust Fund"), a series of SouthTrust Funds, will be held at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237 on March 4, 2005, at ___ [a].m., Eastern Time, and any adjournment(s) thereof, for the following purposes, each of which is more fully described in the accompanying prospectus/proxy statement dated January 26, 2005:

1. To consider and act upon the Agreement and Plan of Reorganization, dated as of January 3, 2005 (the "Plan"), providing for the acquisition of all the assets of SouthTrust Fund by Evergreen Disciplined Value Fund ("Evergreen Fund"), a series of Evergreen Equity Trust, in exchange for Class I shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund. The Plan also provides for distribution of those shares of Evergreen Fund to shareholders of SouthTrust Fund in liquidation and subsequent termination of SouthTrust Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of SouthTrust Fund.

2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen Investment Management Company, LLC.

3. To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

         On behalf of SouthTrust Fund, the Board of Trustees of SouthTrust Funds has fixed the close of business on January 7, 2005 as the record date for the determination of shareholders of SouthTrust Fund entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.


                  By order of the Board of Trustees of SouthTrust Funds,



                  ------------------
                  [President]



January 26, 2005

                   INFORMATION RELATING TO THE PROPOSED MERGER
                                       of
                             SOUTHTRUST VALUE FUND,
                          a series of SouthTrust Funds
                                      into
                        EVERGREEN DISCIPLINED VALUE FUND,
                       a series of Evergreen Equity Trust

         This prospectus/proxy statement contains the information you should know before voting on the proposed merger (the "Merger") of SouthTrust Value Fund ("SouthTrust Fund") into Evergreen Disciplined Value Fund ("Evergreen Fund"). If approved, the Merger will result in your receipt of Evergreen Fund Class I shares in exchange for your SouthTrust Fund shares. The investment objective of each Fund is identical. Each Fund seeks to provide long-term capital appreciation, with income a secondary consideration.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning Evergreen Fund is provided in the "Additional Information" section of this prospectus/proxy statement. Additional information concerning SouthTrust Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE
----------------------------------------------------------------- ---------------------------------------------------------------
See:                                                              How to get these documents:
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Prospectus for SouthTrust Fund, dated June 30, 2004, as           The Funds make all of these documents available to you free
supplemented December 10, 2004.                                   of charge if you:
                                                                  o        Call _________, or
Statement of additional information for SouthTrust Fund, dated    o Write the Funds
at either address below. June 30, 2004.
                                                                  You can also obtain any of these documents for a fee from the
Annual report for SouthTrust Fund, dated April 30, 2004.          SEC if you:
                                                                  o        Call the SEC at 202-942-8090,

Statement of additional information, dated January 26, 2005,       Or for free if you: which relates to this
                                                                   prospectus/proxy statement and the Merger. o Go to
                                                                   the EDGAR Database on the SEC's Website
                                                                   (http://www.sec.gov).

                                                                   To ask questions about this prospectus/proxy
                                                                   statement: o Call __________, or o Write to the Funds
                                                                   at either address below. The Funds' SEC file numbers
                                                                   are:

                                                                  o        SouthTrust Fund, 33-46190 and 811-6580; and

                                                                  o        Evergreen Fund, 333-37453 and 811-08413.
----------------------------------------------------------------- ---------------------------------------------------------------

         Information relating to SouthTrust Fund contained in SouthTrust Fund's prospectus, statement of additional information and annual report, as well as the Statement of Additional Information, dated January 26, 2005, is incorporated by reference into this prospectus/proxy statement. Each of these SouthTrust Fund documents has been filed with the SEC. Information that has been incorporated by reference into this prospectus/proxy statement is legally considered to be part of this prospectus/proxy statement.

         The SEC has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.


         The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.


              The address of Evergreen Fund is 200 Berkeley Street, Boston,
                     Massachusetts 02116 (Telephone: 800-343-2898).
                The address of SouthTrust Fund is 420 North 20th Street,
                  Birmingham, Alabama 35203 (Telephone: 888-735-3441).


                PROSPECTUS/PROXY STATEMENT DATED JANUARY 26, 2005

                                TABLE OF CONTENTS


SUMMARY OF THE MERGER...........................................................
    What are the key features of the Merger?
    After the Merger, what class of shares of Evergreen Fund will I own?
    How do the Funds' investment objectives, principal investment strategies and risks compare? How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way? How do the Funds' performance records compare?
    Who will be the Investment Advisor and Portfolio Manager of my Fund after th
         Merger? What will the advisory fee be after the Merger?
    What will be the primary federal tax consequences of the Merger?


    RISKS.......................................................................
    What are the principal risks of investing in each Fund? Are there any other risks of investing in the Funds?

MERGER INFORMATION..............................................................
    Reasons for the Merger
    Agreement and Plan of Reorganization
    Federal Income Tax Consequences
    Pro-forma Capitalization
    Distribution of Shares
    Purchase and Redemption Procedures
    Exchange Privileges
    Distribution and Tax Policies

INFORMATION ON SHAREHOLDERS' RIGHTS.............................................
    Form of Organization
    Capitalization
    Shareholder Liability
    Shareholder Meetings and Voting Rights
    Liquidation
    Liability and Indemnification of Trustees

INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT.....................
    The Investment Advisor and Evaluation by the Trustees
    Terms of the Advisory Agreement
    Fees Paid Under the Advisory Agreement
    More Information about EIMC
    Principal Executive Officers and Directors of EIMC
    Additional Information

VOTING INFORMATION CONCERNING THE MEETING.......................................
    Shareholder Information

FINANCIAL STATEMENTS AND EXPERTS................................................
LEGAL MATTERS...................................................................
OTHER BUSINESS..................................................................
ADDITIONAL INFORMATION..........................................................
INSTRUCTIONS FOR EXECUTING PROXY CARDS..........................................
OTHER WAYS TO VOTE YOUR PROXY...................................................
EXHIBIT A--Form of Agreement and Plan of Reorganization..................... A-1
EXHIBIT B--Form of Advisory Agreement....................................... B-1

                              SUMMARY OF THE MERGER



         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in SouthTrust Fund's prospectus, statement of additional information and annual report, and in the Agreement and Plan of Reorganization.

[GRAPHIC OMITTED] What are the key features of the Merger?

         The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the form of the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of SouthTrust Fund to Evergreen Fund in exchange for Class I shares of Evergreen Fund.

o the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund. (The identified liabilities consist only of those liabilities reflected on SouthTrust Fund's statement of assets and liabilities determined immediately preceding the Merger.)

o the liquidation of SouthTrust Fund by distributing Class I shares of Evergreen Fund to SouthTrust Fund's shareholders and cancellation of all shares of SouthTrust Fund.

o the expected treatment of the receipt of Evergreen Fund shares by SouthTrust Fund's shareholders in the Merger as a non-taxable transaction for shareholders for federal income tax purposes.

o Evergreen Investment Management Company, LLC ("EIMC") will bear the cost of the Merger.


     The Merger is scheduled to take place on or about March 18, 2005.

[GRAPHIC OMITTED] After the Merger, what class of shares of Evergreen Fund will I own?

         You will receive Class I shares of the Evergreen Fund in the Merger. The new shares you receive will have the same total value as your SouthTrust Fund shares as of the close of business on the day immediately prior to the Merger.

         The Board of Trustees of SouthTrust Funds, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Merger would be in the best interest of SouthTrust Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of SouthTrust Fund's shareholders. The Trustees of Evergreen Equity Trust have also approved the Plan on behalf of Evergreen Fund.

[GRAPHIC OMITTED] How do the Funds' investment objectives, principal investment strategies and risks compare?

         The investment objectives of Evergreen Fund and SouthTrust Fund are identical. Each Fund seeks to provide long-term capital appreciation, with income a secondary consideration.

         SouthTrust Fund pursues its investment objective by focusing on owning stocks of well-managed companies with strong earnings growth that are trading at favorable valuation levels and provide potential for long-term return. During normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities.

         The portfolio managers first identify companies with long-term growth potential based upon the company's strengths, industry position, strategic plans, and financial condition. After these companies are identified, the portfolio managers seek to uncover those companies selling at attractive valuations. Investments are held for long-term growth and are generally sold only when there is a fundamental change or the stock price reaches its target potential.


         Evergreen Fund has been recently organized and has not yet engaged in operations. It is expected that Evergreen Fund's investment strategies will be substantially identical to those of SouthTrust Fund as set forth above.

         In addition, Evergreen Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. SouthTrust Fund may temporarily invest in cash, cash items, and short-term, higher-quality debt securities and similar obligations. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

         Because both Funds have identical investment objectives and substantially identical principal investment strategies, it is not anticipated that the securities held by SouthTrust Fund will be disposed of in significant amounts in connection with the Merger.


         The following table highlights the principal risks of investing in each of the Funds. For a detailed comparison of the Funds' risks, see the section entitled "Risks."

-------------------------- ---------------------------------------------------------- ------------------- ----------------
Risk                       Explanation                                                 SouthTrust Fund    Evergreen Fund
-------------------------- ---------------------------------------------------------- ------------------- ----------------
-------------------------- ---------------------------------------------------------- ------------------- ----------------
Stock                      Market Risk When economic growth slows, or interest
                           or inflation rates increase, equity securities held
                           by the Funds tend to decline in value and may cause a
                           decrease in dividends paid by the Funds.
-------------------------- ---------------------------------------------------------- ------------------- ----------------
-------------------------- ---------------------------------------------------------- ------------------- ----------------
Market Capitalization      Investments primarily in one market capitalization
Risk                       category may decline in value if that category falls out
                           of favor.
-------------------------- ---------------------------------------------------------- ------------------- ----------------
-------------------------- ---------------------------------------------------------- ------------------- ----------------
Investment                 Style Risk Certain styles such as growth or value may
                           fall out of favor causing securities held by the
                           Funds to decline.
-------------------------- ---------------------------------------------------------- ------------------- ----------------

         (For a more detailed comparison of the Funds' risks, see the section entitled "Risks.")

         SouthTrust Fund has other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in its prospectus and statement of additional information.

[GRAPHIC OMITTED] How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

         The sales charges and expenses for the Class I shares of Evergreen Fund and shares of SouthTrust Fund are different. For a complete description of the sales charges and expenses for each Fund, see the table below under the caption "Shareholder Fees" and the section "Merger Information - Distribution of Shares." You will not pay any front-end or contingent deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see "Merger Information - Purchase and Redemption Procedures" and "Merger Information - Exchange Privileges" below.

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------          ------------------------------------------------------
SouthTrust Fund                                                  Evergreen Fund Pro Forma
-------------------------------------------------------          ------------------------------------------------------
------------------------------------- -----------------          ------------------------------- ----------------------
Shareholder Transaction Expenses                                 Shareholder Transaction                Class I
                                    Expenses

Maximum sales charge imposed on            4.50%                 Maximum sales charge imposed            None
purchases (as a % of offering price)                             on purchases (as a % of
                                                                 offering price)

Maximum contingent deferred sales          None*                 Maximum contingent deferred             None
charge (as a % of either the                                     sales charge (as a % of
redemption amount or initial                                     either the redemption amount
investment whichever is lower)                                   or initial investment
                                                                 whichever is lower)
------------------------------------- -----------------          ------------------------------- ----------------------

*A 1.00% redemption fee applies only to purchases of SouthTrust Fund shares at net asset value (investments of $1,000,000 or more) which are redeemed within one year of purchase. See "How to Redeem and Exchange Shares" in the SouthTrust Fund prospectus.

         The following tables allow you to compare the expenses of the Funds. Evergreen Fund is newly organized and has not had any operations to date. The amounts for the shares of SouthTrust Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended April 30, 2004. The table entitled "Evergreen Fund Pro Forma" shows you what the expenses are estimated to be for the twelve months ending July 31, 2005, assuming the Merger takes place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------------------------------------------------------
SouthTrust Fund (based on expenses for the fiscal year ended April 30, 2004)
---------------------------------------------------------------------------------------------------------
---------------------- -------------------- ------------------- -------------------- --------------------
                                               Shareholder                               Total Fund
   Management Fees         12b-1 Fees          Service Fees       Other Expenses     Operating Expenses

---------------------- -------------------- ------------------- -------------------- --------------------
---------------------- -------------------- ------------------- -------------------- --------------------
        0.75%                 None               0.25%(1)              0.19%              1.19%(2)
---------------------- -------------------- ------------------- -------------------- --------------------

---------------------------------------------------------------------------------------------------------
Evergreen Fund Pro Forma (based on what the estimated combined expenses of
Evergreen Fund would be for the twelve months ending July 31, 2005)
---------------------------------------------------------------------------------------------------------
--------------------------- ------------------------- ------------------------- -------------------------
     Management Fees
                                    12b-1 Fees             Other Expenses               Total Fund
                                                                                   Operating Expenses
                                                                                    (Before Waiver)

--------------------------- ------------------------- ------------------------- -------------------------
--------------------------- ------------------------- ------------------------- -------------------------
          0.66%                       None                     0.16%                     0.82%
--------------------------- ------------------------- ------------------------- -------------------------

(1) The shareholder servicing agent voluntarily waived a portion of the shareholder services fee. The shareholder servicing agent can terminate this voluntary waiver at any time. The shareholder services fees paid by the Fund (after voluntary waivers) was 0.05% for the fiscal year ended April 30, 2004.



(2) Although not contractually obligated to do so, the shareholder servicing agent waived 0.20% for the fiscal year ended April 30, 2004. Total Fund Operating Expenses, after waivers, was 0.99%.


         The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in SouthTrust Fund versus Evergreen Fund, both before and after the Merger, and are for illustration purposes only. The examples assume a 5% average annual return, that operating expenses are before waivers as shown in the table above and remain the same, and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Examples of Fund Expenses

------------------------------- ------------------------------- -- ----------------------------------------
                                SouthTrust Fund                    Evergreen Fund (Class I) Pro Forma
------------------------------- ------------------------------- -- ----------------------------------------
------------------------------- ---------------------------------------------------------------------------
                      Assuming Redemption at End of Period
------------------------------- ---------------------------------------------------------------------------
------------------------------- ------------------------------- -- ----------------------------------------

------------------------------- ------------------------------- -- ----------------------------------------
------------------------------- ------------------------------- -- ----------------------------------------
After 1 year                                 $566                                    $84
------------------------------- ------------------------------- -- ----------------------------------------
------------------------------- ------------------------------- -- ----------------------------------------
After 3 years                                $811                                   $262
------------------------------- ------------------------------- -- ----------------------------------------
------------------------------- ------------------------------- -- ----------------------------------------
After 5 years                               $1,075                                  $455
------------------------------- ------------------------------- -- ----------------------------------------
------------------------------- ------------------------------- -- ----------------------------------------
After 10 years                              $1,828                                 $1,014
------------------------------- ------------------------------- -- ----------------------------------------


[GRAPHIC OMITTED] How do the Funds' performance records compare?

         The following tables show how SouthTrust Fund has performed in the past. Evergreen Fund has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Merger, Evergreen Fund, as the successor to the SouthTrust Fund, will assume and publish SouthTrust Fund's investment performance record. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

         The table below shows the percentage gain or loss for shares of the SouthTrust Fund for the past ten complete calendar years. The table should give you a general idea of the risks of investing in SouthTrust Fund by showing how the Fund's return has varied from year-to-year for the periods shown. This table includes the effects of Fund expenses, but not the Fund's sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns would have been lower.

-----------------------------------------------------------------------------------------------------------------
                        SouthTrust Fund
-----------------------------------------------------------------------------------------------------------------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
               `95        `96        `97       `98      `99       `00        `01       `02       `03       '04
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
50%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
40%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
30%         36.54%                                                                             33.75%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
20%                    23.17%     27.45%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
10%                                          12.61%             10.46%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
5%                                                    6.35%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
0%                                                                        1.14%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
-5%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
-10%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
-20%                                                                                 -24.71%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------

                 Best Quarter:                         ___ Quarter 200_        %
                 Worst Quarter:                        ___ Quarter 200_        %


         The next table lists SouthTrust Fund's average annual total return over the past one, five and ten years and since inception (through 12/31/2004), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in SouthTrust Fund by comparing its performance with that of an index. At the bottom of the table, you can compare SouthTrust Fund's performance with the S&P 500 Index (S&P 500), a broad-based market index. The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. An index does not include transaction costs associated with buying and selling securities or any mutual fund fees or expenses (including taxes). It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2004)

------------------------------------------------------------------------------------------------------------
                                              SouthTrust Fund
------------------------------------------------------------------------------------------------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
                                                                                        Performance Since
                                        1 Year          5 Years         10 Years            Inception
                                                                                           (--/--/--)
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
Return Before Taxes
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
Return After Taxes on
Distributions*
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
Return After Taxes on
Distributions and Sale of
Fund Shares*
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
S&P 500
------------------------------- -- ----------------- --------------- ---------------- ----------------------

        * The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of SouthTrust Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your SouthTrust Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

         For a detailed discussion of the manner of calculating total return, please see SouthTrust Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Important information about SouthTrust Fund is also contained in management's discussion of SouthTrust Fund's performance. This information appears in SouthTrust Fund's most recent annual report.

[GRAPHIC OMITTED] Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

         The overall management of Evergreen Fund and SouthTrust Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust and the Board of Trustees of SouthTrust Funds, respectively.

Investment Advisor

         EIMC is the investment advisor to Evergreen Fund. Following are some key facts about EIMC:

         -----------------------------------------------------------------------
         o Is a subsidiary of Wachovia Corporation, the [4th] largest bank holding company in the United States based on total assets as of December 31, 2004.
         o Has been managing mutual funds and private accounts since 1932.
         o Manages over $____ billion in assets for the Evergreen funds as of December 31, 2004.
         o Is located at 200 Berkeley Street, Boston,
           Massachusetts 02116.
         -----------------------------------------------------------------------

Portfolio Management

         The day-to-day management of Evergreen Fund after the Merger will be handled by:

         -----------------------------------------------------------------------
         o EIMC's Global Structured Products team, with team members responsible for various sectors.
         -----------------------------------------------------------------------

Advisory Fees

         For its management and supervision of the daily business affairs of Evergreen Fund, EIMC is entitled to receive an annual fee equal to:

         ----------------------------------------------------------------------
         o 0.66% of the first $1.5 billion of average daily net assets;
           0.55% of the next $500 million of average daily net assets;
           0.50% of the next $500 million of average daily net assets; and 0.45% of amounts over $2.5 billion
         ---------------------------------------------------------------------

Legal Proceedings

         Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

         In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the Fund's prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a Fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the Funds' prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the Fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by the Fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the Fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the Fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

         Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.

         Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen Funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Fund shares, which could increase Fund transaction costs or operating expenses, or have other adverse consequences on the Funds.

[GRAPHIC OMITTED] What will be the primary federal tax consequences of the Merger?

         Prior to or at the time of the Merger, SouthTrust Fund and Evergreen Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by SouthTrust Fund or its shareholders for federal income tax purposes, as a result of receiving Evergreen Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Evergreen Fund that are received by a SouthTrust Fund shareholder will be the same as the holding period and aggregate tax basis of shares of SouthTrust Fund previously held by such shareholder, provided that shares of SouthTrust Fund are held as capital assets. In addition, the holding period and tax basis of the assets of SouthTrust Fund in the hands of Evergreen Fund as a result of the Merger will be the same as the tax basis and holding period of such assets were in the hands of SouthTrust Fund immediately prior to the Merger. No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of SouthTrust Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of SouthTrust Fund's identified liabilities.


                                      RISKS

[GRAPHIC OMITTED] What are the principal risks of investing in each Fund?

         An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are substantially identical due to the identical investment objectives and substantially identical policies of the Funds. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

-------------------------------------------------- -----------------------------
SouthTrust Fund                                    Evergreen Fund
-------------------------------------------------- -----------------------------
--------------------------------------------------------------------------------

                         Each Fund is subject to Stock Market Risk.
                      Each Fund invests primarily in equity securities.

--------------------------------------------------------------------------------

         Each Fund's value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on a shareholder's investment would likely decline. Even if general economic conditions do not change, a shareholder's investment in a Fund may decline if the particular sectors, industries or issuers in which the Fund invests do not perform well.

-------------------------------------------------- -----------------------------
SouthTrust Fund                                    Evergreen Fund
-------------------------------------------------- -----------------------------
--------------------------------------------------------------------------------

                     Each Fund is subject to Market Capitalization Risk.
                                 Each Fund invests in stocks of companies
                         across all market capitalizations.

--------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.


----------------------------------------------- --------------------------------
SouthTrust Fund                                 Evergreen Fund
----------------------------------------------- --------------------------------
--------------------------------------------------------------------------------

                     Each Fund is subject to Investment Style Risk.
                      Each Fund utilizes a growth-oriented
                      style of investment.

--------------------------------------------------------------------------------

Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.


[GRAPHIC OMITTED] Are there any other risks of investing in the Funds?

         In addition, although not a principal risk, each Fund is subject to sector risk. Since each Fund may concentrate in a single sector or group of sectors, each Fund is more vulnerable to price changes of securities in these sectors and factors that affect these sectors than a mutual fund that does not concentrate in one or a particular group of sectors. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

                               MERGER INFORMATION

Reasons for the Merger

         On November 1, 2004, and after approval by shareholders of both companies, SouthTrust Corporation merged into Wachovia Corporation. Prior to that merger, subsidiaries of Wachovia Corporation and SouthTrust Corporation had managed the Evergreen family of funds and the SouthTrust family of funds, respectively. Since November 1, 2004, management of this newly-combined financial services company has undertaken the process of comparing product offerings within the SouthTrust and Evergreen fund families to determine opportunities for the elimination of duplicate products. The objective of the analysis was to ensure that a consolidated SouthTrust and Evergreen fund family offered a streamlined, more complete, competitive set of mutual funds, while serving the interests of the shareholders.

         At a special meeting held on December 9, 2004, all of the Trustees of SouthTrust Funds, including the Independent Trustees, considered and approved the Merger; they determined that the Merger was in the best interest of SouthTrust Fund and its shareholders and that the interests of existing shareholders of SouthTrust Fund would not be diluted as a result of the transactions contemplated by the Merger. In addition, Trustees of Evergreen Equity Trust considered and approved the Merger on behalf of Evergreen Fund at a regular meeting held on December 8-9, 2004. They determined that the Merger was in the best interest of Evergreen Fund and its shareholders, and that the interests of existing shareholders of Evergreen Fund would not be diluted as a result of the transactions contemplated by the Merger.

           The historical activities of SouthTrust Fund will be carried out by the newly created Evergreen Fund, as a part of the larger Evergreen family of funds. The Trustees of Evergreen Equity Trust considered the benefit of adding a product identical to SouthTrust Fund to the Evergreen family of funds.

         Before approving the Plan, the Trustees of SouthTrust Funds reviewed various factors about both Funds and the proposed Merger. The Trustees considered among other things:

o        the terms and conditions of the Merger;

o        the fact that the Merger would not result in the dilution of shareholders' interests;

o        compatibility of the Funds' investment objectives and principal investment strategies;

o        the fact that EIMC will bear the expenses incurred by SouthTrust Fund and Evergreen Fund in connection with the Merger;

o        the fact that Evergreen Fund will assume the assets and the identified liabilities of SouthTrust Fund;

o        the fact that the Merger is expected to be tax-free for federal income tax purposes;

o        alternatives available to shareholders of SouthTrust Fund, including the ability to redeem their shares;

o        the investment experience, expertise and resources of EIMC; and

o the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen family of funds.

         In connection with their consideration of the Merger, the Trustees of SouthTrust Funds met with SouthTrust Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees of SouthTrust Funds concluded that the proposed Merger would be in the best interests of SouthTrust Fund and its shareholders.

         In addition, Trustees of Evergreen Equity Trust approved the Merger on behalf of Evergreen Fund.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (a form of which is attached as Exhibit A to this prospectus/proxy statement).

         The Plan provides that Evergreen Fund will acquire all of the assets of SouthTrust Fund in exchange for Class I shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund on or about March 18, 2005 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, SouthTrust Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date. Evergreen Fund will not assume any liabilities or obligations of SouthTrust Fund other than those reflected in an unaudited statement of assets and liabilities of SouthTrust Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). [Evergreen Fund will provide the Trustees and officers of SouthTrust Funds with certain indemnifications as set forth in the Plan.]

         Shareholders of SouthTrust Fund will receive Class I shares of Evergreen Fund. The number of full (and fractional, if any) Class I shares of Evergreen Fund to be received by the shareholders of SouthTrust Fund will be determined by multiplying the number of full (and fractional, if any) shares of SouthTrust Fund by a factor which shall be computed by dividing the net asset value per share of the shares of SouthTrust Fund by the net asset value per share of the Class I shares of Evergreen Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class of shares of each Fund will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares. Evergreen Fund will then issue Class I shares to SouthTrust Fund to be distributed to its shareholders in exchange for their shares of SouthTrust Fund.

         State Street Bank and Trust Company, the custodian for Evergreen Fund and the expected custodian of SouthTrust Fund at the time of the Merger, will compute the net asset value per share of SouthTrust Fund's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Evergreen Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         On or as soon after the Closing Date as is conveniently practicable, SouthTrust Fund will liquidate and distribute pro rata to SouthTrust Fund's shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Fund received by SouthTrust Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of SouthTrust Fund's shareholders on Evergreen Fund's share records of its transfer agent. Each account of SouthTrust Fund's shareholders will receive the respective pro rata number of full and fractional shares of Evergreen Fund due to such shareholders. All issued and outstanding shares of SouthTrust Fund, including those represented by certificates, will be canceled. The shares of Evergreen Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, SouthTrust Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by SouthTrust Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding the approval by SouthTrust Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of SouthTrust Fund and Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by SouthTrust Fund and Evergreen Fund in connection with the Merger (including the cost of a proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by SouthTrust Fund, Evergreen Fund or their respective shareholders.

         If SouthTrust Fund shareholders do not approve the Merger, the Trustees of SouthTrust Funds will consider other possible courses of action which may be in the best interests of shareholders.


Federal Income Tax Consequences

         The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, SouthTrust Fund and Evergreen Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

         (1) The transfer of all of the assets of SouthTrust Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund followed by the distribution of Evergreen Fund's shares to the shareholders of SouthTrust Fund in liquidation of SouthTrust Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and Evergreen Fund and SouthTrust Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of SouthTrust Fund solely in exchange for the shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund;

         (3) No gain or loss will be recognized by SouthTrust Fund on the transfer of its assets to Evergreen Fund in exchange for Evergreen Fund's shares and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund or upon the distribution (whether actual or constructive) of Evergreen Fund's shares to SouthTrust Fund's shareholders in exchange for their shares of SouthTrust Fund;

         (4) No gain or loss will be recognized by SouthTrust Fund's shareholders upon the exchange of their shares of SouthTrust Fund for shares of Evergreen Fund in liquidation of SouthTrust Fund;

         (5) The aggregate tax basis of the shares of Evergreen Fund received by each shareholder of SouthTrust Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of SouthTrust Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Evergreen Fund received by each shareholder of SouthTrust Fund will include the period during which the shares of SouthTrust Fund exchanged therefor were held by such shareholder (provided that the shares of SouthTrust Fund were held as a capital asset on the date of the Merger); and

(6) The tax basis of the assets of SouthTrust Fund acquired by Evergreen Fund will be the same as the tax basis of such assets to SouthTrust Fund immediately prior to the Merger, and the holding period of such assets in the hands of Evergreen Fund will include the period during which such assets were held by SouthTrust Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of SouthTrust Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her SouthTrust Fund shares and the fair market value of Evergreen Fund shares he or she received. Shareholders of SouthTrust Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of SouthTrust Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.


Pro-forma Capitalization

         The following table sets forth the capitalization of SouthTrust Fund as of November 30, 2004 and the capitalization of Evergreen Fund on a pro forma basis as of November 30, 2004, giving effect to the proposed acquisition of assets at net asset value and assuming the Merger had been consummated on that date. As a newly created series, Evergreen Fund will have nominal assets and liabilities immediately preceding the Closing Date. The pro forma data reflects an exchange ratio of 1.00 Class I share of Evergreen Fund issued for each share of SouthTrust Fund.

                      Capitalization of SouthTrust Fund and
                           Evergreen Fund (Pro Forma)
--------------------------------- --------------------------------------- --------------------------------------------
                                             SouthTrust Fund                      Evergreen Fund (Pro Forma)
Net Assets
Class A                                                              N/A                                           $0
Class B                                                              N/A                                           $0
Class C                                                              N/A                                           $0
Class I                                                              N/A                                 $331,778,282
SouthTrust Fund shares                                      $331,778,282                                          N/A


Total Net Assets                                            $331,778,282                                 $331,778,282
--------------------------------- --------------------------------------- --------------------------------------------
--------------------------------- --------------------------------------- --------------------------------------------
Net Asset Value Per Share
Class A                                                              N/A                                          N/A
Class B                                                              N/A                                          N/A
Class C                                                              N/A                                          N/A
Class I                                                             N/A                                       $17.71
SouthTrust Fund shares                                            $17.71                                          N/A


--------------------------------- --------------------------------------- --------------------------------------------
Shares Outstanding                                            18,731,209                                            0
Class A                                                              N/A                                            0
Class B                                                              N/A                                            0
Class C                                                              N/A                                            0
Class I                                                             N/A                                   18,731,209
SouthTrust Fund shares                                        18,731,209                                          N/A


Total shares outstanding                                      18,731,209                                   18,731,209
--------------------------------- --------------------------------------- --------------------------------------------

Distribution of Shares

         Evergreen Investment Services, Inc. ("EIS"), a subsidiary of Wachovia Corporation, acts as underwriter of the shares of Evergreen Fund and Federated Securities Corp., a subsidiary of Federated Investors, Inc., acts as underwriter of shares of SouthTrust Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Evergreen Fund offers four classes of shares:
Class A, Class B, Class C and Class I. Only Class I shares are involved in the Merger. SouthTrust Fund offers one class of shares, shares, which is involved in the Merger. Each class of Evergreen Fund shares has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" ).

         The following is a summary description of charges and fees for the Class I shares of Evergreen Fund that will be received by SouthTrust Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the Class I shares of Evergreen Fund are contained in "Additional Information" , and those applicable to the shares of SouthTrust Fund are contained in SouthTrust Fund's prospectus and statement of additional information.

         Sales Charges and Other Related Fees. The Class I shares of Evergreen Fund are sold at net asset value without any front-end sales charge or contingent deferred sales charge (CDSC) and, as indicated below, are not subject to distribution-related or shareholder servicing-related fees. Class I shares of Evergreen Fund are only available to certain classes of investors as is more fully described in the section entitled "Additional Information -- How to Choose the Share Class that Best Suits You" in this document. However, SouthTrust Fund shareholders who receive the Class I shares of Evergreen Fund in the Merger may continue to make subsequent purchases of Class I shares.

         SouthTrust Fund does impose a sales charge of up to 4.50% for purchases of its shares and its shares are subject to a shareholder servicing fee. SouthTrust Fund will also charge a redemption fee of 1.00%, but only on purchases of the shares in excess of $1,000,000 which are redeemed within one year of purchase and were purchased at net asset value. See "Summary of the Merger" in this document and "What are the Funds' Fees and Expenses?" in SouthTrust Fund's prospectus for a description of the sales charge and redemption fee.

         Distribution-Related and Shareholder Servicing-Related Expenses. No Rule 12b-1 plan has been adopted by the Class I shares of Evergreen Fund. SouthTrust Fund does pay a shareholder services fee at an annual rate of 0.25% of the Fund's average daily net assets. For the fiscal year ended April 30, 2004, the amount paid in shareholder services fees by SouthTrust Fund after voluntary waivers was 0.05%. The shareholder servicing agent can terminate this voluntarily waiver at any time. For more information about shareholder service fees, see "What are the Funds' Fees and Expenses?" and "How are the Funds Sold?" for SouthTrust Fund in its prospectus and "How are the Funds Sold?" in its statement of additional information.

Purchase and Redemption Procedures

         Investments in the Funds are not insured. The minimum initial purchase requirement for Class I shares of Evergreen Fund is $1,000,000. There is no minimum for subsequent purchases of shares of Evergreen Fund. If the reorganization is approved, SouthTrust Fund shareholders will not be subject to this minimum purchase requirement. The minimum initial purchase requirement for SouthTrust Fund is $1,000, with a $50 minimum for subsequent purchases. Both Funds reserve the right to reject any purchase order. All funds invested in each Fund are invested in full and fractional shares. For more information on the pricing and purchasing of shares of Evergreen Fund, see "Calculating the Share Price," "How to Buy Shares" and "How to Reduce or Eliminate Your Sales Charge" in "Additional Information" , and for more information on the pricing and purchasing of shares of SouthTrust Fund, see "What Do Shares Cost?" and "How to Purchase Shares" in SouthTrust Fund's prospectus.

         Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying the redeeming shareholder the proceeds of a redemption in securities rather than in cash. Both Funds may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. For more information on redeeming shares of Evergreen Fund, see "How to Redeem Shares" in "Additional Information", and for more information on redeeming shares of SouthTrust Fund, see "How to Redeem and Exchange Shares" and "Account and Share Information" in SouthTrust Fund's prospectus.

Exchange Privileges

         Holders of shares of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families, except that currently shareholders of SouthTrust Fund may also exchange their shares for Class A shares of Federated Funds. Neither Fund imposes a sales charge on exchanges. An exchange within either fund family represents an initial investment in another fund and must meet any minimum investment requirements imposed by such fund. Evergreen Fund may limit exchanges to five per calendar year and three per calendar quarter, while SouthTrust Fund has no express limit on the number of exchanges. However, it may modify or terminate the exchange privilege at any time. The SouthTrust Fund's management or adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other SouthTrust Funds. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Each Fund does, however, reserve the right to reject any purchase or exchange and to terminate an investor's investment or exchange privileges if the Fund determines that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. For more information on Evergreen Fund's current exchange procedures, and the requirements and limitations attendant thereto, see "How to Reduce or Eliminate the Sales Charge" and "How to Redeem Shares" in "Additional Information," and for more information on SouthTrust Fund's current exchange procedures, and the requirements and limitations attendant thereto, see "How to Redeem and Exchange Shares" in SouthTrust Fund's prospectus.


Distribution and Tax Policies

         SouthTrust Fund distributes its investment company taxable net income monthly and its net realized gains at least annually to shareholders of record on the dividend record date. Evergreen Fund was not operational but intends to distribute its investment company taxable net income monthly, and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. For further information concerning each Fund's dividends, distributions and tax treatment see "Account and Share Information" in SouthTrust Fund's prospectus and "Tax Information" in SouthTrust Fund's statement of additional information and "The Tax Consequences of Investing in the Fund" in "Additional Information" for further information concerning Evergreen Fund's dividends, distributions, and tax treatment. For information on the tax consequences to SouthTrust Fund shareholders of the Merger, see "Merger Information - Federal Income Tax Consequences" above.

         After the Merger, shareholders of SouthTrust Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Fund reinvested in shares of Evergreen Fund. Shareholders of SouthTrust Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Fund.

         Both Funds have qualified and intends to continue to qualify, and Evergreen Fund intends to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.


                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Evergreen Fund is a series of Evergreen Equity Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Equity Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to herein as "Declaration of Trust"), Amended and Restated By-Laws, a Board of Trustees and by applicable Delaware and federal law. SouthTrust Fund is a series of SouthTrust Funds, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. SouthTrust Funds is organized as a Massachusetts business trust and is governed by its Master Trust Agreement (referred to herein as a "Trust Agreement"), By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.

Capitalization

         The beneficial interests in Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in SouthTrust Fund are represented by an unlimited number of transferable shares with a par value of $0.001 per share. Evergreen Fund's Declaration of Trust and SouthTrust Fund's Trust Agreement permit the Trustees of each Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed Mergers, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting statutory trust shareholder liability exists. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Equity Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Evergreen Equity Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

         Under Massachusetts law, shareholders of SouthTrust Fund could, under certain circumstances, be held personally liable for the obligations of SouthTrust Funds. However, the Trust Agreement disclaims shareholder liability for acts or obligations of SouthTrust Funds . In addition, the Trust Agreement provides for indemnification out of all the property of SouthTrust Fund for all loss and expense of any shareholder of SouthTrust Fund held personally liable for the obligations of SouthTrust Funds solely by reason of the shareholder being or having been a shareholder of SouthTrust Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and SouthTrust Fund would be unable to meet its obligations.

Shareholder Meetings and Voting Rights

         Neither Evergreen Equity Trust, on behalf of Evergreen Fund, nor SouthTrust Funds, on behalf of SouthTrust Fund, is required to hold annual meetings of shareholders. However, with respect to Evergreen Equity Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen Equity Trust nor SouthTrust Funds currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by the applicable governing documents or other law, with respect to Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter and with respect to SouthTrust Fund, a majority (greater than 50%) of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For Evergreen Fund, when a quorum is present, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). [For SouthTrust Fund, when a quorum is present, a majority of the shares voted is sufficient to act on a matter (other than the election of Trustees of SouthTrust Funds, which requires a plurality, or unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).]

         Under the Declaration of Trust of Evergreen Equity Trust, each share of Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. [Under the Trust Agreement of SouthTrust Funds, as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.]

Liquidation

         In the event of the liquidation of Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Evergreen Fund or attributable to the class over the liabilities belonging to Evergreen Fund or attributable to the class. In either case, the assets so distributable to shareholders of Evergreen Fund will be distributed among the shareholders in proportion to the number of shares of a class of Evergreen Fund held by them and recorded on the books of Evergreen Fund. In the event of liquidation of SouthTrust Fund, upon making provision for the payment of all outstanding charges, taxes, expenses and liabilities, whether due, accrued or anticipated, belonging to SouthTrust Fund , the Trustees will distribute the remaining assets belonging to SouthTrust Fund ratably among the holders of outstanding shares of SouthTrust Fund.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.
         Under the Trust Agreement and By-Laws of SouthTrust Trust, a Trustee is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Trustee is indemnified by the Trust to the fullest extent permitted by law against liability and all expenses, , incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Trustees of the SouthTrust Funds have voted to retain both their ability and the ability of officers of SouthTrust Funds to make claims under their existing Directors and Officers Liability Insurance Policy for a period of three years following consummation of the Merger. EIMC will bear the cost of such additional insurance coverage.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Equity Trust and the Trust Agreement of SouthTrust Funds, their respective By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Trust Agreement, By-Laws and Delaware and Massachusetts law directly for more complete information.

               INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT

The Investment Advisor and Evaluation by the Trustees

         On December 9, 2004, the Trustees of SouthTrust Funds, including all of the Independent Trustees, voted to terminate the existing Investment Advisory Agreement for SouthTrust Fund with SouthTrust Investment Advisors, a department of SouthTrust Bank (the "Prior Agreement") and to approve an Investment Advisory Agreement for SouthTrust Fund with EIMC to become effective upon the merger of SouthTrust Bank into Wachovia Bank and, subject to shareholder approval, to remain in effect until the earlier of the closing of the Merger (scheduled for March 2005) or May 2005 (the "Advisory Agreement"). The Prior Agreement was last submitted to a vote of shareholders on [________] with respect to SouthTrust Fund. Until the Advisory Agreement is approved by shareholders, advisory fees paid to EIMC under the Advisory Agreement will be paid into an escrow account at [ ]. Such fees will only be paid to EIMC if the Advisory Agreement is approved by shareholders.

         The material factors considered by the Trustees in approving the Advisory Agreement were: (i) the expected nature and quality of services to be provided by EIMC; (ii) the fact that there would be no change in the amount of advisory fees paid by the Fund under the Prior Agreement; (iii) the investment advisory experience and reputation of the personnel of EIMC, including the fact that the current investment personnel of SouthTrust Investment Advisors would continue managing the SouthTrust Fund under EIMC; and (iv) its administrative support services.

Terms of the Advisory Agreement

         The following description of the Advisory Agreement is qualified entirely by reference to the Advisory Agreement, the form of which is attached as Exhibit C to this prospectus/proxy statement. The terms of the Advisory Agreement are substantially similar to the terms of the Prior Agreement. The Advisory Agreement provides in substance: (1) that, subject to the supervision of the Board of Trustees of SouthTrust Funds, EIMC would be responsible for the day-to-day investment and reinvestment of SouthTrust Fund's securities, (2) that SouthTrust Fund will pay EIMC a maximum fee equal to [0.75%] of average daily net assets; (3) that it may be terminated, without penalty, by EIMC, by the Trustees or by a majority vote of the outstanding shares of SouthTrust Fund upon 60 days prior written notice; and (4) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

Fees Paid Under the Advisory Agreements

         The Prior Agreement and Advisory Agreement for SouthTrust Fund each provides that the investment advisor be paid a fee at the annual rate listed below:

  ------------------------------------------------------------------------------
  o 0.75% of average daily net assets.

  o EIMC agrees to contractually waive fees and/or reimburse expenses so that the Fund's Total Fund Operating Expenses do not exceed 1.01%.
  ------------------------------------------------------------------------------

         For the most recently completed fiscal year ended on April 30, 2004, SouthTrust Fund paid $2,191,777 in aggregate advisory fees to SouthTrust Fund Advisors.

More Information about EIMC

         EIMC also serves as investment advisor to the following Evergreen funds, which have investment objectives similar to the Fund's, at the fee rates set forth below:

                                                                                        Annual Investment
                                                      Net Assets as of          Advisory Fee (as a Percent of Daily
   Fund                                              September 30, 2004              Net Assets of the Fund)
   ----                                              ------------------              -----------------------
Evergreen Equity Income Fund                           $1,295,338,833        0.70% of first $250 million, plus
                                                                             0.65% of next $250 million, plus 0.55% of
                                                                             next $500 million, plus 0.50% of amounts
                                                                             over $1 billion

Evergreen Growth and Income Fund                        $825,631,668         0.70% of first $250 million, plus
                                                                             0.65% of next $250 million, plus
                                                                             0.55% of next $500 million, plus
                                                                             0.50% of amounts over $1 billion

Principal Executive Officers and Directors of EIMC

         The following is a list of EIMC's principal executive officers and directors. As stated above, EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116.

         Name                       Title

         Dennis H. Ferro            Director and President
         W. Douglas Munn            Director and Chief Operating Officer
         Richard S. Gershen         Director
         Christopher P. Conkey      Chief Investment Officer
         Matthew Moss               Chief Financial Officer
         Michael H. Koonce          Chief Legal Officer and Secretary
         Barbara A. Lapple          Chief Compliance Officer and Senior Vice
                                        President

Additional Information

         SouthTrust Bank, a wholly owned subsidiary of SouthTrust Corporation, currently acts as custodian for the securities and cash of SouthTrust Fund. For these services, SouthTrust Fund paid custody fees in the amount of $29,224 for the fiscal year ended April 30, 2004.


                    VOTING INFORMATION CONCERNING THE MEETING

         This prospectus/proxy statement is being sent to shareholders of SouthTrust Fund in connection with a solicitation of proxies by the Trustees of SouthTrust Funds, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m., Eastern time, on March 4, 2005, at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237, and at any adjournment(s) thereof. This prospectus/proxy statement, along with the Notice of the Meeting and a proxy card, are first being mailed to shareholders of SouthTrust Fund on or about January 26, 2005. Only shareholders of record as of the close of business on January 7, 2005 (the "Record Date") will be entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Proxies on which no instructions are given will be voted FOR the proposed Merger, FOR the Advisory Agreement and FOR any other matter deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, abstentions and broker non-votes will have the effect of being counted as votes against the Merger, which must be approved by a majority of the votes cast and entitled to vote. However, such "broker non-votes" will not have the effect of being counted as votes against the Advisory Agreement, which must be approved by a majority of the outstanding shares. A proxy may be revoked at any time on or before the Meeting by (i) sending a signed, written letter of revocation to the Secretary of SouthTrust Funds at the address set forth on the cover of this prospectus/proxy statement which is received by the Trust prior to the Meeting;
(ii) properly executing and delivering a subsequent proxy, which is received by SouthTrust Funds prior to the Meeting; or (iii) by attending the Meeting, requesting a return of any previously delivered proxy and voting in person. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Merger contemplated thereby and FOR approval of the Advisory Agreement.

         Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of SouthTrust Fund's shares voted at the Meeting, assuming a quorum (at least a majority of the Fund's shares entitled to vote) is present. Approval of the Advisory Agreement requires the vote of a majority of the outstanding voting securities of SouthTrust Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% of the shares of the SouthTrust Fund that are present or represented at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of SouthTrust Fund outstanding on the Record Date.

         In voting for the Merger and the Advisory Agreement, each share of SouthTrust Fund will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal telephone solicitations conducted by officers or other representatives of SouthTrust Funds (who will not be paid for their soliciting activities). In addition, Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, may make proxy solicitations. Georgeson Shareholder Communications, Inc. has been engaged to assist the solicitation of proxies at an estimated cost of $____, which is being paid by EIMC. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, vote by telephone or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.) As discussed above, any proxy given by you is revocable.

         [The holders of a majority of the shares of SouthTrust Fund outstanding as of the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present at the Meeting, approval of the Plan requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of SouthTrust Fund, as such term is defined in the 1940 Act. The term "majority of the outstanding voting securities" means the affirmative vote of the lesser of
(i) 67% or more of the voting securities of SouthTrust Fund present at the Meeting if more than 50% of the outstanding voting securities of SouthTrust Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of SouthTrust Fund. In voting for the Plan, each share of SouthTrust Fund will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.]

         If SouthTrust Fund shareholders do not vote to approve the Merger and/or the Advisory Agreement, the Trustees of SouthTrust Fund will consider other possible courses of action in the best interests of shareholders. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event sufficient votes to approve the proposals are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for a reasonable time after the date set for the original Meeting. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable time after the date set for the original Meeting. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting. Any adjournments will require an affirmative vote by a majority of the shares entitled to vote on the proposal present in person or by proxy at the session of the Meeting to be adjourned. The costs of any additional solicitation and of any adjourned session will be borne by EIMC.

         A SouthTrust Fund shareholder who objects to the proposed Merger will not be entitled under either Massachusetts law or the Trust Agreement of SouthTrust Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and if the Merger is approved, shareholders will be free to redeem the shares of Evergreen Fund that they receive in the transaction at their then-current net asset value. Shares of SouthTrust Fund may be redeemed at any time prior to the completion of the Merger. Shareholders of SouthTrust Fund may wish to consult their tax advisors as to any differing consequences of redeeming SouthTrust Fund shares prior to the Merger or exchanging such shares in the Merger for Evergreen Fund shares.

         SouthTrust Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of SouthTrust Funds at the address set forth on the cover of this prospectus/proxy statement so that they will be received by SouthTrust Fund in a reasonable period of time prior to the time before SouthTrust Fund solicits proxies for that meeting.

         The votes of the shareholders of Evergreen Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise SouthTrust Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares. EIMC will reimburse bankers, broker-dealers and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares of SouthTrust Fund.

Shareholder Information

         As of the Record Date, __________________ of shares of beneficial interest of SouthTrust Fund were outstanding.

         As of the Record Date, the officers and Trustees of SouthTrust Funds beneficially owned as a group less than 1% of the outstanding shares of SouthTrust Fund. To SouthTrust Fund's knowledge, the following persons owned beneficially or of record more than 5% of the outstanding shares of SouthTrust Fund as of the Record Date:

-------------------------------------- ------------------------ ------------------------ -------------------------
Name, Address, and State of            Number of Shares Owned    Percentage of Shares    Percentage of Shares of
Organization (if company)                                       of Class Before Merger      Class After Merger
-------------------------------------- ------------------------ ------------------------ -------------------------
-------------------------------------- ------------------------ ------------------------ -------------------------

-------------------------------------- ------------------------ ------------------------ -------------------------

         As of the Record Date, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. To Evergreen Equity Trust's knowledge, no persons owned beneficially or of record more than 5% of any class of Evergreen Fund's outstanding shares as of the Record Date.


THE TRUSTEES OF SOUTHTRUST FUNDS RECOMMEND APPROVAL OF THE MERGER AND THE ADVISORY AGREEMENT. ANY UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE MERGER AND THE ADVISORY AGREEMENT.



                        FINANCIAL STATEMENTS AND EXPERTS

         The annual report of SouthTrust Fund, dated April 30, 2004 and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein into this prospectus/proxy statement and into the Registration Statement in reliance upon the report of KPMG LLP, an independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. Because Evergreen Fund has not yet commenced investment operations, financial statements and highlights are not yet available for the Fund.


                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Fund will be passed upon by Sullivan & Worcester LLP, Washington, D. C.

                                 OTHER BUSINESS

         The Trustees of SouthTrust Funds do not intend to present any other business at the Meeting other than as set forth in the Notice of the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment(s) thereof, the persons named in properly executed proxies will vote thereon in accordance with their judgment.



                             ADDITIONAL INFORMATION

         SouthTrust Fund and Evergreen Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at 233 Broadway, New York, New York 10279, and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, at prescribed rates.


         The following additional information supplements information about Evergreen Fund contained elsewhere in the prospectus/proxy statement.

CALCULATING THE SHARE PRICE
The value of one share of Evergreen Fund, also known as the net asset value, or NAV, is calculated by adding up Evergreen Fund's total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding for Evergreen Fund. Evergreen Fund's NAV is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of Class I shares of Evergreen Fund is calculated separately.

The price per share you pay for a purchase of shares of Evergreen Fund or the amount you receive for a redemption of shares of Evergreen Fund is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.
Shares become entitled to income distributions declared generally on the first business day following receipt by Evergreen Fund's transfer agent of payment for the shares.

Each security held by a Fund is valued using the most current market price quotations for that security. However, the Funds will "fair value" securities when (i) quotations are not available from any outside source; (ii) quotations are stale and there is no current trading activity in the security; and (iii) closing quotations as received from an outside source do not reflect the current market value. The Fund will price these securities at a fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

[If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time Evergreen Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern Time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, Evergreen Fund's fair value pricing policies provide for valuing foreign securities at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under Evergreen Fund's fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is determined by applying a fair value coefficient supplied by a Board-approved third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by Evergreen Fund to a significant extent.]

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU
After choosing a Fund, you select a share class. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

[There are several ways in which you may be able to reduce or eliminate sales charges. For example, combining the amounts held in Evergreen fund accounts by certain family members, or committing to invest an amount eligible for reduced sales charges within a certain period of time, may allow you to reduce or eliminate the sales charge. You may also be able to eliminate your sales charge based on how you make your investment in the Evergreen funds (such as through a financial advisor's wrap account program), based on your relationship to the Evergreen funds and their related companies (for example, if you are an employee of Wachovia Corporation or a broker-dealer that sells Evergreen funds) and under certain circumstances (for example, upon the death or disability of a shareholder named on the account). See "How To Reduce or Eliminate Your Sales Charge" below for more details about these programs, and remember to inform Evergreen or your investment professional of any other holdings in Evergreen funds or circumstances that may make you eligible for reduced sales charges.]

Class I
Evergreen Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Class I shares are offered, subject to the minimum initial purchase requirement stated under "How to Buy Shares," only to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, to certain institutional investors and to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Additional Compensation to Financial Services Firms
EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or EIS's resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative for a listing of financial services firms with whom we have such arrangements.


HOW TO BUY SHARES

Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

                                     Minimum Initial Purchase of Class I Shares1          Minimum Additional Purchases
  Regular Accounts                   $ 1,000,000                                          None
  IRAs                               N/A                                                  None
  Systematic Investment Plan         N/A                                                  $ 25/monthly (for Class A, B and C)
1 The Evergreen Funds may redeem accounts that fall below the minimum initial purchase amount.

  Method             Opening an Account                             Adding to an Account
By Mail or
through an           o        Complete and sign the account             o  Make your check payable to Evergreen funds.
Investment                    application. Applications may be          o  Write a note specifying:
Professional                  downloaded off our website at             |X| the Fund name
                              EvergreenInvestments.com.                 |X| share class
                              o Make the check payable to Evergreen     |X| your account number
                              funds. Cash, credit cards, third          |X| the name(s)
                              in which the account is registered party checks,
                              credit card checks or                     o    Mail to the address to the left or deliver to
                              money orders will not be accepted.             your investment professional (provided he or
                     o        Mail the application and your check            she has a broker-dealer arrangement with EIS).
                              to the address below:

                              Postal Service Address:
                              Evergreen Investments
                              P.O. Box 8400
                              Boston, MA 02266-8400

                              Overnight Address:
                              Evergreen Investments
                              66 Brooks Drive, Suite 8400
                              Braintree, MA 02184-3800

                     o        Or deliver them to your investment professional
                              (provided he or she has a broker-dealer
                              arrangement with EIS).
By Phone
                     o        Instruct your bank to wire or         o        Call the Evergreen Express Line at
                              transfer your purchase (they may               1.800.346.3858 24 hours a day or to speak with
                              charge a wiring fee).                          an Evergreen funds service representative call
                     o        Complete the account application and           1.800.343.2898 between 8 a.m. and 6 p.m.
                              mail to:                                       Eastern time, on any business day.
                              Postal Service Address:               o        If your bank account is set up on file, you can
                              Evergreen Investments                          request either:
                              P.O. Box 8400                         |X|      Federal Funds Wire (offers immediate access to
                              Boston, MA 02266-8400                                   funds) or
                              Overnight Address:                    |X|      Electronic transfer through the Automated
                              Evergreen Investments                                   Clearing House which avoids wiring
                              66 Brooks Drive, Suite 8400                             fees.
                              Braintree, MA 02184-3800
                     o         Shares become entitled to income distributions
                               declared generally on the first business day
                               following receipt by Evergreen Fund's transfer
                               agent of payment for the shares.
                     o        Trades accepted after 4 p.m. Eastern time on market
                              trading days will receive the next market trading day's closing price. 1
By Exchange
                     o        You can make an additional investment by exchange
                              from an existing Evergreen funds account by
                              contacting your investment professional or an
                              Evergreen funds service representative, by calling
                              the Evergreen Express Line at 1.800.346.3858 or by
                              visiting our website at EvergreenInvestments.com.
                              2
                     o        You can only exchange shares from your account
                              within the same class and under the same
                              registration.
                     o        There is no sales charge or redemption fee when
                              exchanging funds within the Evergreen funds
                              family. 3
                     o        Orders placed before 4 p.m. Eastern time on market
                              trading days will be processed at that day's
                              closing share price. Orders placed after 4 p.m.
                              Eastern time will be processed at the next market
                              trading day's closing price. 1
                     o        "Round-trip" exchanges are limited to three per
                              calendar quarter, but in no event more than five
                              per calendar year.
                     o        Exchanges between accounts which do not have
                              identical ownership must be made in writing with a
                              signature guarantee (See "Exceptions: Redemption
                              Requests That Require A Signature Guarantee" on
                              the next page).
Systematic
Investment Plan      o        You can transfer money automatically  o        To establish automatic investing for an
(SIP)                         from your bank account into your               existing account, call 1.800.343.2898 for an
                              Fund account on a monthly or                   application.
                              quarterly basis.                      o        The minimum is $25 per month or $75 per
                     o        Initial investment minimum is $50 if           quarter.
                              you invest at least $25 per month     o        You can also establish an investing program
                              with this service.                             through direct deposit from your paycheck. Call
                     o        To enroll, check off the box on the            1.800.343.2898 for details.
                              account application and provide:
                     |X|      your bank account information
                     |X|      the amount and date of your monthly
                                       or quarterly investment

1. Evergreen Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS.
Evergreen Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

2. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The
Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

3. This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.


HOW TO REDEEM SHARES

  Methods                 Requirements

  Call Us
                        o        Call the Evergreen Express Line at
                                 1.800.346.3858 24 hours a day or to speak with
                                 an Evergreen funds service representative call
                                 1.800.343.2898 between 8 a.m. and 6 p.m.
                                 Eastern time, on any business day.
                        o        This service must be authorized ahead of time, and is
                                 only available for regular accounts. 1
                        o        All authorized requests made before 4 p.m.
                                 Eastern time on market trading days will be
                                 processed at that day's closing price. Requests
                                 made after 4 p.m. Eastern time will be
                                 processed the next market trading day. 2
                        o        We can either:
                                |X| wire the proceeds into your bank account (service
                                    charges may apply)
                                |X| electronically transmit the proceeds into your bank account via the Automated
                                    Clearing House service
                                |X|      mail you a check.
                        o        All telephone calls are recorded and may be
                                 monitored for your protection. We are not
                                 responsible for acting on telephone orders we
                                 believe are genuine.
                        o        See "Redemption Requests That Require a
                                 Signature Guarantee" below for requests that
                                 must be made in writing with your signature
                                 guaranteed.

  Write Us
                        o        You can mail a redemption request to:
                                 Postal Service Address:
                                 Evergreen Investments
                                 P.O. Box 8400
                                 Boston, MA 02266-8400
                                 Overnight Address:
                                 Evergreen Investments
                                 66 Brooks Drive, Suite 8400
                                 Braintree, MA 02184-3800
                        o        Your letter of instructions must:
                                |X|     list the Fund name and the account number
                                |X|     indicate the number of shares or dollar value you
                                        wish to redeem
                                |X|     be signed by the registered owner(s)
                        o       See "Redemption Requests That Require a Signature
                                Guarantee" below for requests that must
                                 be signature guaranteed.
                        o        To redeem from an IRA or other retirement
                                 account, call 1.800.343.2898 for special
                                 instructions.

  Redeem Your Shares
in Person               o        You may also redeem your shares by contacting your investment professional or an Evergreen funds service representative.
                        o        A fee may be charged for this service.

  Systematic
Withdrawal Plan (SWP)   o        You can transfer money
                                 automatically from your Fund account on a
                                 monthly or quarterly basis - without redemption
                                 fees.
                        o        The withdrawal can be mailed to you, or deposited
                                 directly into your bank account.
                        o        The minimum is $75 per month.
                        o        The maximum is 1.00% of your account per month or 3.00% per quarter.
                        o        To enroll, call 1.800.343.2898 for instructions.

1. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

2. Evergreen Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. Evergreen Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

Timing of Proceeds
Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to ten business days to redeem any investments made by check or Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the initial minimum amount.

Redemption Requests That Require A Signature Guarantee
To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at such entities as those listed below. A notary public is not authorized to provide a signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require signature guarantees:

o You are redeeming more than $50,000.
o You want the proceeds transmitted into a bank account not listed on the account.
o You want the proceeds payable to anyone other than the registered owner(s) of the account.
o Either your address or the address of your bank account has been changed within 30 days.
o The account is registered in the name of a fiduciary corporation or any other organization.
         In these cases, additional documentation is required:
         corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide A Signature Guarantee:
o        Commercial Bank
o        Trust Company
o        Savings Association
o        Credit Union
o        Member of a U.S. stock exchange

OTHER SERVICES

Evergreen Express Line
1.800.346.3858
Use our automated, 24-hour service to check the value of your investment in Evergreen Fund; purchase, redeem or exchange Evergreen Fund shares; find Evergreen Fund's price, yield or total return; or order a statement or duplicate tax form.

Automatic Reinvestment of Distributions
For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction
If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at EvergreenInvestments.com for more information.

Telephone Investment Plan
You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange
You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration -- automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

THE TAX CONSEQUENCES OF INVESTING IN THE FUND

You may be taxed in two ways:
o On Fund distributions (dividends and capital gains).

o On any profit you make when you sell any or all of your shares.

Fund Distributions
A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. Evergreen Fund will distribute two types of taxable income to you:
o Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Evergreen Fund pays a [monthly] dividend from the dividends, interest and other income on the securities in which it invests. Dividends paid by Evergreen Fund will qualify for the 15% rate of tax for individuals to the extent of qualified dividends received by the Fund.

o Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. Evergreen Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by Evergreen Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are taxed at a rate no higher than 15%.

Dividend and Capital Gain Reinvestment
Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by Evergreen Fund during the previous calendar year.

Profits You Realize When You Redeem Shares
When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting
Evergreen Service Company, LLC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the Evergreen Service Company, LLC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information regarding the federal, state and local tax consequences of an investment in a fund.

Retirement Plans
You may invest in Evergreen Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

FUND OPERATING POLICIES AND PROCEDURES

The Evergreen funds are operated in compliance with policies and procedures approved by the Board of Trustees. The Board reviews the policies and procedures and recommends changes for continued appropriateness. In addition, the Board has designated a chief compliance officer, who is in responsible for reviewing these policies and procedures and monitoring the Evergreen funds' compliance with them. The chief compliance officer reports directly to the Board and provides the Board with quarterly reports.

Short-Term Trading
Excessive short-term trading in a Fund's shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise have a negative impact on the value of the Fund's shares.

To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. In addition, the Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on Evergreen Fund's ability to detect and prevent trading that would violate these restrictions. For example, while Evergreen Fund has access to trading information relating to investors who trade and hold their shares directly with Evergreen Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker/dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Evergreen Fund. In the case of omnibus accounts, Evergreen Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund's trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Evergreen Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Fund Pricing
EIMC is committed to providing a daily NAV for Evergreen Fund that is reflective of the securities held within the portfolio. In order to achieve this, the Fund relies on current market quotations for portfolio securities when they are readily available and reliable. If no recent market data is available for a security, or if the available data is deemed not to be indicative of current value, the Fund will price that security at a fair value according to the policies established by the Board of Trustees. See "Calculating the Share Price."

EIMC has a Pricing Committee which meets regularly and presents its report to the Board of Trustees. The Board of Trustees' also has a Pricing Committee which is involved in fair valuation issues. In addition, EIMC employs a pricing administrator to monitor pricing activity daily.

EIMC believes that the Evergreen funds' pricing policies will help to limit opportunities for price arbitrage within the funds.

Portfolio Holdings
EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to external subadvisors with respect to the Fund it advises, or (iii) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place to prevent the misuse of nonpublic information.

Transactions with Affiliates
EIMC and the Evergreen funds have policies and procedures that regulate their activities in situations where conflicts of interest could be detrimental to a Fund or its shareholders. In compliance with SEC exemptions, the Evergreen funds may engage in certain transactions with affiliates as long as certain conditions are met. Examples of such transactions include (i) a fund's purchase of securities from an unaffiliated underwriter in a public offering for which an affiliate is acting as an underwriter; (ii) the transfer of securities from one fund to another fund with an affiliated investment advisor, without use of a broker-dealer; and (iii) the use of an affiliated broker-dealer for effecting transactions in a fund's portfolio. The Board reviews reports provided quarterly on these matters to ensure that the Funds are in compliance with its policies and procedures regarding these activities and relevant SEC regulations.

Proxy Voting
EIMC recognizes that it has a fiduciary duty to vote proxies on behalf of the Evergreen funds who have delegated such responsibility to EIMC, and that in all cases proxies should be voted in a manner reasonably believed to be in the best interest of the Fund and its shareholders. For a copy of EIMC's proxy voting policies and procedures, please see the SAI or visit EvergreenInvestments.com.

A copy of the proxy voting records indicating how the Evergreen funds have voted proxies relating to portfolio securities during the twelve-month period ended June 30, may be obtained, without charge, by visiting EvergreenInvestments.com, or the SEC's website at sec.gov.

Privacy
EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call
1.800.343.2898 to speak to a representative.


January 26, 2005

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
        c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan                        John Doe, Trustee


     TRUST ACOUNTS

     (1) ABC Trust Jane B. Doe, Trustee (2) Jane B. Doe, Trustee Jane B. Doe u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                    John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                           John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.


                          OTHER WAYS TO VOTE YOUR PROXY

     Vote By Telephone:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Call the toll-free number indicated on your proxy card. 3. Enter the control number found on your proxy card. 4. Follow the simple recorded instructions.


     Vote By Internet:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Go to the website indicated on your proxy card and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at ___________ (toll free).

                                                                EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 3rd day of January, 2005, by and between Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Diversified Value Fund series (the "Acquiring Fund"), and the SouthTrust Funds, a Massachusetts business trust, with its principal place of business at 420 North 20th Street, Birmingham, Alabama 35203 (the "Selling Fund Trust"), with respect to its SouthTrust Value Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
    THE ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUND LIABILITIES
                      AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees to indemnify each Trustee and officer of the Selling Fund Trust against all liabilities and expenses incurred by such Trustee in the manner and to the extent that such liabilities and expenses would have been indemnified under the Selling Fund Trust's Master Trust Agreement and By-Laws. Evergreen Investment Management Company, LLC agrees to pay for the continuation of the existing D&O insurance coverage for the Trustees and officers of the Selling Fund Trust for a period of three years following the Closing Date.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)), which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class I shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. State Street Bank and Trust Company shall make all computations of value in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about March 21, 2005 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern Time at the offices of the Evergreen Investments, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at April 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since April 30, 2004, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

                  (g) The Acquiring Fund will meet the requirement of Subchapter M of the Code for qualification and treatment as a regulated investment company for each fiscal year of its operation and will distribute in each such year all net investment income and realized capital gains.

                  (h) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (j) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (k) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (l) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V
              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein. Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund Trust at which the contents of the Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Acquiring Fund Trust's officers and other representatives of the Acquiring Fund Trust), no facts have come to their attention that lead them to believe that the Registration Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund Trust or the Selling Fund Trust or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund Trust or the Selling Fund Trust not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Selling Fund or the Acquiring Fund, contained in the Registration Statement, and that such opinion is solely for the benefit of the Selling Fund.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Reed Smith, LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Reed Smith, LLP appropriate to render the opinions expressed therein. Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund Trust at which the contents of the Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Selling Fund Trust's officers and other representatives of the Selling Fund Trust), no facts have come to their attention that lead them to believe that the Registration Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund Trust or the Selling Fund Trust or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund Trust or the Selling Fund Trust not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Selling Fund or the Acquiring Fund, contained in the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(f) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

         (a) they are independent registered public accounting firm with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

         (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

         (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

            (a) they are independent registered public accounting firm with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

            (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund;
            and

            (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof, provided however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                        EVERGREEN EQUITY TRUST ON BEHALF OF EVERGREEN DIVERSIFIED VALUE FUND


                        By:  ____________________________

                        Name:

                        Title:   Authorized Officer




                        SOUTHTRUST FUND ON BEHALF OF SOUTHTRUST VALUE FUND


                        By: _____________________________

                        Name:

                        Title:   Authorized Officer



                        EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                        Solely for the purposes of Articles 1.3 and 9.1 of the Agreement,

                        By: ____________________________

                        Name:

                        Title: Authorized Officer

                                                                EXHIBIT B


                      FORM OF INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made as of _____________, 2005 between SouthTrust Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Company"), and Evergreen Investment Management Company, LLC (the "Adviser"), a registered investment adviser and department of Wachovia Bank.

         WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act'); and

         WHEREAS, the Company has six investment portfolios: SouthTrust U.S. Treasury Money Market Fund, SouthTrust Bond Fund, SouthTrust Value Fund, SouthTrust Income Fund, SouthTrust Alabama Tax-Free Income Fund, and SouthTrust Growth Fund (the "Portfolios"); and

         WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Portfolios, and the Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Company hereby appoints the Adviser to act as investment adviser to the Company's Portfolios for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Company has furnished the Adviser with properly certified and authenticated copies of each of the following:

                  (a) The Company's Master Trust Agreement dated March 4, 1992 as amended from time to time (the "Master Trust Agreement");

                  (b) The Company's By-Laws as currently in effect (such By-Laws, and any amendments thereto made from time to time, are herein called the "By-Laws");

                  (c) Resolutions of the Company's Board of Trustees authorizing the appointment of the Adviser as investment adviser and approving this Agreement;

                  (d) The Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on March 5, 1992 and all amendments thereto;

                  (e) The Company's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") and under the 1940 Act as filed with the SEC on March 5, 1992 and all amendments thereto; and

                  (f) The Company's most recent prospectus (such prospectus and all amendments and supplements thereto are herein called "the Prospectus").

         The Fund will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

         3. Management.

                  (a) Subject to the supervision of the Company's Board of Trustees, the Adviser will provide a continuous investment program for the Company's Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in said Portfolios. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to such Portfolios; and shall execute or direct the execution of all such transactions with the issuer of such securities, with brokers and dealers, and in any other manner permitted by law that is in the best interest of the Company and its shareholders.

                  (b) The Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Company's Board of Trustees.

                  (c) In the event that the Company establishes additional portfolios with respect to which it desires to retain The Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Company in writing whereupon such portfolio shall become a "Portfolio" hereunder.

                  (d) The Adviser further agrees that it:

                           (i) will comply with all applicable Rules and
Regulations of the SEC, the provisions of the Internal Revenue
Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Trustees as made from time to time;

                           (ii) will select broker-dealers in accordance with
guidelines established by the Company's Board of Trustees from time to time and in accordance with applicable law (consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Company with research advice and other services);

                           (iii) will maintain books and records with respect to
the securities transactions of the Company's Portfolios, and will furnish the Company's Board of Trustees with such periodic, regular and special reports as the Board may request; and
                                              ---

                           (iv) will treat confidentially and as proprietary
information of the Company all records and other information relative to the Company and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and such records may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         4. Services Not Exclusive. The investment management services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

         7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date hereof, the Company will pay the Adviser and the Adviser will accept as full compensation therefor, subject to the provisions of paragraph 6, above, a fee, computed daily and paid monthly (in arrears), at an annual rate of .50% of the average daily net assets of the SouthTrust U.S. Treasury Money Market Fund, .60% of the average daily net assets of the SouthTrust Bond Fund, .75% of the average daily net assets of the SouthTrust Value Fund, .60% of the average daily net assets of the SouthTrust Income Fund, .75% of the average daily net assets of the SouthTrust Growth Fund, and .60% of the average daily net assets of the SouthTrust Alabama Tax-Free Income Fund." net assets of the Bond Fund and .75% of the average daily net assets of the Stock Fund.

         Such fees shall be paid into escrow until such time as the Company's shareholders approve this Agreement in the manner required by applicable law.

         If in any fiscal year the aggregate expenses of any Portfolio exceeds the expense limitations of any state in which shares of a Portfolio are qualified for sale, the Adviser will reimburse the applicable Portfolio for such excess expenses. The obligation of the Adviser to reimburse the Company hereunder is limited in any fiscal year to the amount of its fee payable by such Portfolio for such fiscal year, provided, however, that notwithstanding the foregoing, the Adviser shall reimburse the Company for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over such Portfolio so requires. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

         8. Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Adviser in the performance of its obligations and duties under this Agreement.

         9. Duration and Termination.

                  (a) With respect to each Portfolio, this Agreement shall continue in effect until the effective date of the reorganization of such Portfolio into a comparable Evergreen Fund; provided, however that if the shareholders of such Portfolio have not approved this Agreement within 150 days from the date hereof, this Agreement shall terminate with respect to that Portfolio.

                  (b) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Company (by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the Company's Portfolios) or by the Adviser on sixty days' written notice.

                  (c) This Agreement will immediately terminate in the event of its assignment.

                  (d) As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meaning of such terms in the 1940 Act.

                  (e) Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected thereby, and (b) that this Agreement has not been approved by vote of a majority of the outstanding shares of the Company, unless such approval shall be required by applicable law or otherwise.

         10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to any Portfolio until approved by vote of a majority of the outstanding voting securities of such Portfolio.

         11. Names. The term "SouthTrust Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Company dated March 4, 1992 as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Company, personally, but bind only to the trust property of the Company, as provided in the Master Trust Agreement of the Company. The execution and delivery of this Agreement has been authorized by the Trustees of the Company and signed by the President of the Company, acting as such; and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Company as provided in the Master Trust Agreement.

                  12. Regulation S-P Compliance.

                  (a) The Company and the Adviser hereby acknowledge that the Fund may disclose shareholder "nonpublic personal information" ("NPI") as contemplated by Regulation S-P, 17 CFR Page 248, to the Adviser as agent of the Fund and solely in furtherance of fulfilling the Adviser's contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders. The Fund and the Adviser further acknowledge that Regulation S-P permits financial institutions, such as the Fund, to disclose NPI of its "customers" and "consumers" (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR ss. 248.14) ("Section 248.14 NPI"); for specified law enforcement and miscellaneous purposes (17 CFR ss. 248.15) ("Section 248.15 NPI") ; and to service providers or in connection with joint marketing arrangements (17 CFR ss. 248.13) ("Section 248.13 NPI").

                  (b) The Adviser hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR ss.ss. 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Adviser in accordance with the limited exception set forth in 17 CFR ss. 248.13.

         (c) The Adviser further represents and warrants that, in accordance with 17 CFR ss. 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

o insure the security and confidentiality of records and NPI of Fund customers,

o protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and

o protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

                  (d) The Adviser may redisclose Section 248.13 NPI only to: (i) the Funds and affiliated persons of the Funds ("Fund Affiliates"); (ii) affiliated persons of the Adviser ("Adviser Affiliates") (which in turn may disclose or use the information only to the extent permitted under the original receipt); (iii) a third party not affiliated with the Adviser ("Nonaffiliated Third Party") under the service and processing (ss.248.14) or miscellaneous (ss.248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Adviser received the information in the first instance; and (iv) a Nonaffiliated Third Party under the service provider and joint marketing exception (ss.248.13), provided the Adviser enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.

         (e) The Adviser may redisclose Section 248.14 NPI and Section 248.15 NPI to: (i) the Funds and Fund Affiliates; (ii) Adviser Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (iii) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

                  (f) The Adviser is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                       SOUTHTRUST FUNDS


                       By:
                            ------------------------------------------


                      Title: _______________________________




                       EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                       By:     ______________________________


                       Title:  ______________________________

                                                          __________, 2005


SouthTrust Funds
420 North 20th Street
Birmingham, AL 35203

         In connection with the Investment Advisory Agreement dated ___________, 2005, by and between SouthTrust Funds ("the Funds") and Evergreen Investment Management Company, LLC ("EIMC"), EIMC hereby agrees to waive fees and/or reimburse expenses of any Fund incurred or accrued commencing on the date EIMC commences serving as the investment adviser to the Fund to the extent that the Fund's Total Operating Expenses during that period as a percentage of Fund's average net assets during that period on an annualized basis would otherwise exceed the percentage for that Fund set forth below:

               SouthTrust U.S. Treasury Money Market Fund - 0.58%
                          SouthTrust Value Fund - 1.01%
                          SouthTrust Bond Fund - 0.93%
                         SouthTrust Income Fund - 0.73%
                 SouthTrust Alabama Tax Free Income Fund - 0.69%
                         SouthTrust Growth Fund - 1.20%

         This agreement may be terminated by EIMC after May 31, 2005 upon 60 days' written notice by EIMC to the Funds, provided, however, that any such termination shall not relieve EIMC of its obligation hereunder with respect to any period prior to the termination date.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                             Evergreen Investment Management Company, LLC

                             By:
                             -----------------------------------------------
                            Title:


Agreed and Accepted To:

SOUTHRTUST FUNDS


By:____________________________
Title:

                            EVERGREEN EQUITY TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                              SOUTHTRUST VALUE FUND

                                   a Series of

                                SOUTHTRUST FUNDS
                              420 North 20th Street
                            Birmingham, Alabama 35203

                        By and In Exchange For Shares of

                        EVERGREEN DISCIPLINED VALUE FUND

                                   a Series of

                             EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                        Boston, Massachusetts 02116-5034
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of SouthTrust Value Fund ("SouthTrust Fund"), a series of SouthTrust Funds, to Evergreen Disciplined Value Fund ("Evergreen Fund"), a series of Evergreen Equity Trust, in exchange for Class I shares (to be issued to holders of SouthTrust Fund shares of SouthTrust Fund) of beneficial interest, $0.001 par value per share, of Evergreen Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of SouthTrust Fund, dated June 30, 2004;

(2)           Annual Report of SouthTrust Fund, dated April 30, 2004.

         After the Merger, Evergreen Fund will be the accounting and performance survivor.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of SouthTrust Fund dated January 26, 2005. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to SouthTrust Funds at the address or phone number set forth above.

         The date of this Statement of Additional Information is January 26,
2005.

Statement of Additional Information



SOUTHTRUST VALUE FUND

SOUTHTRUST GROWTH FUND

PORTFOLIOS OF SOUTHTRUST FUNDS



This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for SouthTrust Value Fund and SouthTrust Growth Fund (the Funds), dated June 30, 2004. This SAI incorporates by reference the Funds' Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-843-8618.

June 30, 2004
                        Contents
                        How are the Funds Organized?
                        Securities in Which the Funds Invest
                        What do Shares Cost?
                        How are the Funds Sold?
                        Exchanging Securities for Shares
                        Subaccounting Services
                        Redemption Fee
                        Redemption in Kind
                        Massachusetts Partnership Law
                        Account and Share Information
                        Tax Information
                        Who Manages and Provides Services to the Funds? How Do the Funds Measure Performance?
                        Financial Information
                        Addresses


Cusip 844734301
Cusip 844734509

G00859-06 (6/04)

HOW ARE THE FUNDS ORGANIZED?

The SouthTrust Value Fund and SouthTrust Growth Fund are diversified portfolios of SouthTrust Funds (Company). The Company is an open-end management investment company that was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 4, 1992. The Company may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees has established five diversified investment portfolios and one non-diversified investment portfolios. This SAI relates to SouthTrust Value Fund and SouthTrust Growth Fund only. The Funds' investment adviser is SouthTrust Investment Advisors (Adviser), a registered investment adviser and a department of SouthTrust Bank.


SECURITIES IN WHICH THE FUNDS INVESTS

In pursuing their investment strategy, the Funds may invest in the following securities for any purpose that is consistent with their respective investment objective.

Following is a table that indicates which types of securities are a:

P = Principal investment of a Fund; or

A = Acceptable (but not principal) investment of a Fund;

 Securities                                     Value      Growth
                                                Fund        Fund
 Equity Securities                                P          P
 Common Stocks                                    P          P
 Preferred Stocks                                 A          A
 Real Estate Trusts                               A          A
 Warrants                                         A          A
 Fixed Income Securities                          A          A
   Treasury Securities                            A          A
    Agency Securities                             A          A
   Corporate Debt Securities                      A          A
   Commercial Paper                               A          A
   Demand Instruments                             A          A
   Zero Coupon Securities                         A          A
   Bank Instruments                               A          A
   Credit Enhancement                             A          A
   Variable Rate Demand Notes                     A          A
   Convertible Securities 1                       A          A
 Foreign Securities                               A          A
    Depositary Receipts                           A          A
     Brady Bonds                                  A          A
 Derivative Contracts                             A          A
     Futures Contracts                            A          A
     Options                                      A          A
     Hybrid Instruments                           A          A

1. Although the Value Fund may acquire convertible securities that are rated below investment grade, the Company does not expect that investments in lower rated convertible securities will exceed 5% of the value of the total assets at the time of purchase.

                                             A          A
Special Transactions
   Repurchase Agreements                     A          A
   Reverse Repurchase Agreements             A          N
   Delayed Delivery                          A          A
   To Be Announced Securities                A          A
Securities Lending 2                         A          A
   Asset Coverage                            A          A
Investing in Securities of Other Investment  A          A
Companies
Illiquid Securities                          A          A

2. Such loans will not exceed 33 1/3% of a Fund's total assets. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Funds invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Warrants

Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Investors regard Treasury securities as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.
Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Credit Enhancement

The Funds may purchase securities backed by credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Convertible Securities

Convertible securities are fixed income securities that have the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o    the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Brady Bonds

Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.


Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate, stock market, currency and credit risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts, including combinations thereof:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts.

Options

Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy/sell the following types of options:

Call Options

A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

|X| Buy call options on financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

|X| Write call options on financial futures to generate income from premiums and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options

A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

|X| Buy put options on financial futures in anticipation of a decrease in the value of the underlying asset; and

|X| Write put options on financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Special Transactions

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced (TBA) Securities

As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying securities. However, the seller would not identify the specific underlying security until it issues the security.

Securities Lending

The Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Hybrid Instruments

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Coverage

In order to secure their obligations in connection with derivatives contracts or special transactions, the Funds will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds a Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause a Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.

Illiquid Securities

The Funds may invest up to 15% of the total value of their net assets in securities that are illiquid. An illiquid security is one which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it on its books. Repurchase agreements with maturities in excess of seven days will be considered by the Funds to be illiquid.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds' principal risks are described in its prospectus. Additional risk factors are outlined below.

Stock Market Risks
o The value of equity securities in a Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline and you could lose money. The Adviser attempts to manage market risk by limiting the amount a Fund invests in each company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

Sector Risks
o Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may under perform other sectors or the market as a whole. As the Adviser allocates more of a Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks Related To Investing For Growth
o Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on an analyst's downward earnings estimate revision, a negative fundamental development, or other adverse market development. Further, growth stocks tend to have lower dividend yields than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to higher yielding stocks.

Risks Related to Investing for Value
o Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Currency Risks
o Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

o The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks Of Foreign Investing

o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the United States.

Liquidity Risks

o Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Leverage Risks

o Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund's risk of loss and potential for gain.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Interest Rate Risks

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Risks Associated with Noninvestment Grade Securities

o Securities rated below investment grade, also known as junk bonds, generally entail greater interest rate, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.


Risks of Investing in Derivative Contracts and Hybrid Instruments

o The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts and hybrid instruments may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts and hybrid instruments may also involve other risks such as interest rate, credit, liquidity and leverage risks.


INVESTMENT LIMITATIONS

The following investment limitations pertain to each of the SouthTrust Funds. No Fund may:

1. Purchase securities of any one issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities if more than 5% of the value of the Fund's total assets, taken at current value, would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets, taken at current value, may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings including reverse repurchase agreements and borrowing from banks in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to instruments that are issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause I; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and(c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered as separate industry).

4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940 (1940 Act).

6. Act as an underwriter of securities, except to the extent that it may be deemed an underwriter within the meaning of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies. 8. Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions insecurities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

11. Make loans, except that each Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately negotiated), may lend portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies.

If   a percentage  limitation  is satisfied at the time of  investment,  a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

The above limitations cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act.



DETERMINING MARKET VALUE OF SECURITIES
Market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price or official closing price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o for bonds and other fixed income securities, according to the mean between the last closing bid and asked prices as furnished by an independent pricing service;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

o for all other securities at fair value as determined in accordance with the procedures established by and under general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

WHAT DO SHARES COST?

The Funds' net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of each Fund.

Reducing Or Eliminating The Front-End Sales Charge
You can reduce or eliminate the applicable front-end sales charge, as follows:

Quantity Discounts

Larger purchases can reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Funds' in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

You can combine concurrent purchases of the same share class of two or more SouthTrust Funds in calculating the applicable sales charge.

Letter of Intent

You can sign a Letter of Intent committing to purchase a certain amount of the same class of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Funds' Custodian, SouthTrust Bank, will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege

You may reinvest, within 120 days, your Share redemption proceeds at the next determined NAV without any sales charge.

Through SouthTrust Funds Shareholder Services

If you purchase Fund shares directly through SouthTrust Funds Shareholder Services, your purchase will be made at the next determined NAV without any Sales charge.

Purchases by Affiliates of the Fund

The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

o the current or retired Trustees, employees and sales representatives of the Funds, the Adviser, the Distributor and their affiliates and the immediate family members of these individuals;

o     retired employees of SouthTrust Corporation and it's affiliates;

o investors for whom SouthTrust Corporation or one of it's affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity (this does not include transactions executed by SouthTrust Securities, Inc., including, but not limited to, self-directed Individual Retirement Accounts); and

o employees who purchase Shares through a payroll deduction plan sponsored by their employees.

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Funds, the Distributor (Federated Securities Corp.) located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.

RULE 12B-1 PLAN (GROWTH FUND only)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay SouthTrust Bank for providing shareholder services and maintaining shareholder accounts. SouthTrust Bank may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees, in significant amounts, out of the assets of the Distributor. These fees do not come out of Fund assets. The Distributor may be reimbursed by the Adviser or its affiliates.

These supplemental payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of services, sales support or marketing support furnished by the investment professional. In addition to these supplemental payments, an investment professional may also receive payments under the Rule 12b-1 Plan and/or Service Fees.

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as they value their assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION FEE

In order to discourage short-term investments in the Funds, the Company charges a redemption fee in connection with redemptions of shares held less than one year which were purchased at NAV (for $1,000,000 or more). The charge is 1% of either the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by the Funds and not paid to the Distributor.

The redemption fee is not assessed on:

o exchanges (except if shares acquired by exchange were then redeemed within twelve months of the initial purchase);

o redemptions made in connection with distributions from qualified retirement plans, 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2;

o redemptions resulting from the tax-free return of excess contributions to IRAs or employee benefit plans; and

o    redemptions through certain automatic withdrawals.

REDEMPTION IN KIND

Although the Funds intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

Because the Funds has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Funds determines its NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Company. To protect its shareholders, the Company has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Company.

In the unlikely event a shareholder is held personally liable for the Company's obligations, the Company is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Company will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Company. Therefore, financial loss resulting from liability as a shareholder will occur only if the Company itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION


VOTING RIGHTS
Each share of the Funds gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Company have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Company's outstanding shares of all series entitled to vote.

As of June 1, 2004, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of the Value Fund: LYNSPEN & Co., Birmingham, AL, owned approximately 18,519,981 Shares (95.40%).

As of June 1, 2004, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of the Growth Fund: LYNSPEN & Co., Birmingham, AL, owned approximately 11,235,741 Shares (93.08%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.



TAX INFORMATION

FEDERAL INCOME TAX

The Funds intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

The Funds will each be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Company's other portfolios will be separate from those realized by a Fund.

FOREIGN INVESTMENTS

If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of a Fund assets to be invested within various countries is uncertain. However, the Funds intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES

The Board is responsible for managing the Company's business affairs and for exercising all the Company's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The Company comprises six portfolios.

As of June 1, 2004, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.



INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

       Name
    Birth Date
      Address                                                        Aggregate
  Positions Held       Principal Occupation(s) for Past Five       Compensation
   with Company      Years, Other Directorships Held and     From Company (past
Date Service Began              Previous Positions                 fiscal year)

  William O. Vann * Principal Occupations:  President and             $12,000
    Birth Date:     Chairman, Vann Family Investments, LLC;
January 28, 1942    Trustee and Past Chairman, The Childrens'
P.O. Box 10645      Hospital of Alabama.
Birmingham, AL
TRUSTEE             Previous Position: Chairman and Chief
Began serving:      Executive Officer, Young & Vann Supply
April 1992          Co.; Partner, B&B Investments.

Thomas M. Grady.*   Principal Occupations:  Partner of the law        $12,000
Birth Date: July    firm of Hartsell & Williams, P.A.;
25, 1941            Member, Board of Directors, Pfeiffer
P.O. Box 2          University; Trustee, Cannon Foundation.
708 McLain Road
Kannapolis, NC
TRUSTEE
Began serving:
March 1996

Billy L. Harbert,   Principal Occupations:  President and             $12,000
Jr. *               Chief Executive Officer, B. L. Harbert
Birth Date: May     International LLC (construction).
23, 1965
                    Other Directorships Held:
B.L. Harbert        Member/Shareholder, Bonaventure Capital,
International LLC   LLC; Member /Shareholder, Bonaventure
820 Shades Creek    Partners LLC; Board Member/ Shareholder,
Parkway             Founders Trust Company, Inc.; and Member
Birmingham, AL      /Shareholder, Treble Range Partners, LLC.
TRUSTEE
Began serving:
March 1998


                   Principal Occupation:  President, Tubular          $13,200
Charles G. Brown,  Products Company (since 1985); Managing
III                Partner, Red Hollow Partnership.
Birth Date:
November 27, 1953
Tubular Products
Co.
1400 Red Hollow
Road
Birmingham, AL
CHAIRMAN AND
TRUSTEE
Began serving:
April 1992


Russell W.         Principal Occupations:  President and Chief        $12,000
Chambliss          Executive Officer, Mason Corporation
Birth Date:        (manufacturer of roll formed aluminum and
December 26, 1951  steel products).
Mason Corporation
123 Oxmoor Road
Birmingham, AL
TRUSTEE
Began serving:
April 1992


Lawrence W.        Principal Occupation:  Sr. Managing                $12,000
Greer              Partner, Greer Capital Advisers; President,
Birth Date:        S.C.O.U.T. Corp.
October 26, 1944
                   Other Directorships Held: Chairman, Board
Greer Capital      of Directors, Southern BioSystems;
Advisers LLC       Director, Daily Access Concepts, Inc.,
2200 Woodcrest     Electronic HealthCare Systems, Inc.,
Place, Suite 309   Cumberland Pharmaceuticals, Biotechnology
Birmingham, AL     Association of Alabama, and Research
TRUSTEE            Foundation- University of Alabama at
Began serving:     Birmingham.
October 1999


                   Principal Occupation: President, Jones             $12,000
George H. Jones,   & Kirkpatrick PC (accounting firm).
III
Birth Date: April
1, 1950
Jones &
Kirkpatrick PC
300 Union Hill
Drive
Birmingham, AL
TRUSTEE
Began Serving:
August 2001


* Each Trustee is considered to be "interested" because of his ownership of the common stock of SouthTrust Corporation. Each "interested" Trustee has resigned from the Company effective as of the close of the June 4, 2004 Board Meeting.


OFFICERS**

Name
Birth Date
Address
Positions Held with Company  Principal Occupation(s) and Previous Positions


Richard S. White, Jr.        Principal Occupations: Division President,
                             SouthTrust Capital Management Group.
Birth Date: March 14, 1934
SouthTrust Bank              Previous Positions: Executive Vice President,
420 North 20th Street        SouthTrust Capital Management Group.
Birmingham, AL
PRESIDENT
Began Serving: March 2002


Charles L. Davis, Jr.        Principal Occupations: Vice President, Managing
                           Director of Mutual Fund Services, Federated Services
                             Company, and President, Edgewood Services, Inc.
Birth Date: March
23, 1960                     Previous Positions: President, Federated Clearing
Federated                    Services and Director, Business Development, Mutual
Investors                    Fund Services, Federated Services Company.
Tower
1001 Liberty
Avenue
Pittsburgh, PA
CHIEF EXECUTIVE
OFFICER
Began Serving:
December 2002

Edward C. Gonzales           Principal Occupations: Executive Vice President  of
Birth Date: October 22, 1930 some of the Funds in the Federated Fund Complex;
Federated Investors Tower    Vice Chairman, Federated Investors, Inc.; Trustee,
1001 Liberty Avenue          Federated Administrative Services.
Pittsburgh, PA
EXECUTIVE VICE               Previous Positions:  President and Trustee or
PRESIDENT                    Director of some of the Funds in the Federated Fund
Began Serving: December 2002 Complex; CEO and Chairman, Federated Administrative
                            Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.


Charles A. Beard             Principal Occupation: Senior Vice President,
Birth Date: October 26, 1946 SouthTrust Asset Management.
SouthTrust Bank
420 North 20th Street        Previous Positions:  Senior Vice President and
Birmingham, AL               Marketing Director, SouthTrust Capital Management
VICE PRESIDENT               Group.
Began Serving: March 2002


                             Principal Occupation:  Vice President, Federated
Beth S. Broderick            Services Company (1997 to present).
Birth Date: August 2, 1965
Federated Investors Tower    Previous Positions:  Client Services Officer,
1001 Liberty Avenue          Federated Services Company (1992-1997).
Pittsburgh,
PA
VICE PRESIDENT
Began Serving: July 1998

Richard J. Thomas            Principal Occupation:  Principal Financial Officer
                             and Treasurer of the Federated Fund Complex; Senior
Birth Date: June 17, 1954     Vice President, Federated Administrative Services.
Federated Investors Tower
1001 Liberty Avenue          Previous Positions: Vice President, Federated
Pittsburgh, PA               Administrative Services; held various management
TREASURER                    positions within Funds Financial Services Division
Began Serving: December 2002 of Federated Investors, Inc.

John  D. Johnson             Principal Occupation:  Counsel, Reed Smith LLP
Birth Date: November 8, 1970
                             Previous Positions:  Associate Corporate Counsel,
Federated Investors Tower    Federated Investors, Inc. (1999-2002); Associate,
1001 Liberty Avenue          Kirkpatrick & Lockhart LLP (1997 to 1999)
Pittsburgh, PA
SECRETARY
Began Serving: March 2001
-------------------------------------------------------------------------------

** Officers do not receive any compensation from the Funds.

COMMITTEES OF THE BOARD
                                                                                 MEETINGS
                                                                                 HELD
  BOARD       COMMITTEE                                                          DURING
COMMITTEE      MEMBERS                       COMMITTEE FUNCTIONS                 LAST
                                                                                 FISCAL
                                                                                 YEAR

  Audit   George H. Jones,  The Audit Committee reviews and recommends to the       Five
          III               full Board the independent auditors to be selected
          Dr. Lawrence W.   to audit the Funds' financial statements; meets with
          Greer             the independent auditors periodically to review the
                            results of the audits and reports the results to the
          Charles G. Brown, full Board; evaluates the independence of the
          III               auditors, reviews legal and regulatory matters that
          Russell W.        may have a material effect on the financial
          Chambliss         statements, related compliance policies and
                            programs, and the related reports received from
                            regulators; reviews the Funds' internal audit
                            function; reviews compliance with the Funds' code of
                            conduct/ethics; reviews valuation issues; monitors
                            inter-fund lending transactions; reviews custody
                            services and issues and investigates any matters
                            brought to the Committee's attention that are within
                            the scope of its duties.

Executive Charles G. Brown, The Executive and Governance Committee makes           Three
and       III               recommendations to the Board regarding committees of
Governance                  the Board and committee assignments, along with
          Russell W.        recommendations regarding the composition of the
          Chambliss         Board and candidates for election; makes
          Dr. Lawrence W.   recommendations regarding the structure of agendas
          Greer             and materials for meetings of the Board; oversees
          George H. Jones,  the process of evaluating the functions of the Board
          III               and makes recommendations for compensation of
                            Trustees not affiliated with the Adviser or the
                            Distributor for the Trust.  The Committee also
                            oversees the ongoing education of the Trustees, and
                            monitors the performance of legal counsel to the
                            Trust.

Marketing Thomas M. Grady   The Marketing Committee reviews the Funds' marketing    One
                            plans and provides guidance to Fund management on
          Billy L. Harbert, marketing strategies to increase Fund assets and
          Jr.               create economies of scale.
          William O. Vann



Board ownership of shares in the Southtrust funds family of Investment companies AS OF DECEMBER 31, 2003


                                Dollar Range of        Aggregate Dollar Range of
                                 Shares Owned                Shares Owned
       Interested        in SouthTrust Growth Fund and    in SouthTrust Funds
   Board Member Name         SouthTrust Value Fund              Family

William O. Vann            Value Fund: $10,001 to $50,000   $10,001-$50,000

Thomas M. Grady            Growth Fund: $10,001-$50,000     $10,001-$50,000
                           Value Fund: $10,001-$50,000

Billy L. Harbert, Jr.                None                        None

--------------------------------------------------------------------------------
      Independent
   Board Member Name
Charles G. Brown, III      Growth Fund: $10,001-$50,000   $50,001 to $100,000

                           Value Fund: $10,001-$50,000
Russell W. Chambliss       Growth Fund: $10,001-$50,000   $10,001 to $50,000
                           Value Fund: $10,001-$50,000

Lawrence W. Greer, M.D.              None                        None

George H. Jones, III       Growth Fund: $10,001-$50,000      $10,001-$50,000
                           Value Fund: $10,001-$50,000

The Trust has a deferred compensation plan (the "Plan") that permits any Trustee that is not an "affiliated person" of the Trust to elect to defer receipt of all or a portion of his or her compensation. The deferred compensation that would have otherwise been paid to the Trustee is invested, at the Trustee's direction, in one or more of the SouthTrust Funds. A Trustee may elect to participate in the Plan during any quarter. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the board, the Trustee may elect to receive distributions in a lump sum or on an annual or quarterly basis over a period of five years.

INVESTMENT ADVISER

The Adviser, SouthTrust Investment Advisors, a registered investment adviser and a department of SouthTrust Bank, conducts investment research and makes investment decisions for the Funds.

The Adviser shall not be liable to the Company or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Company.

As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the adviser's management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to other funds in the Federated fund family.

In assessing the adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the adviser's industry standing and reputation and in the expectation that the adviser will have a continuing role in providing advisory services to the Fund.

The Board also considers the compensation and benefits received by the adviser. This includes fees received for services provided to the Fund by other entities in the SouthTrust organization and research services received by the adviser from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the Fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the Fund; performance and expenses of comparable Fund; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the SouthTrust Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the SouthTrust organization. SouthTrust provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the adviser and its affiliates; compliance and audit reports concerning the SouthTrust Funds and the SouthTrust companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or SouthTrust are responding to them.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Fund. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Fund under separate contracts (e.g., for serving as the Fund's administrator and transfer agent). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Fund trades.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of the Fund to the SouthTrust family of funds, the Board does not approach consideration of every fund's advisory contract as if that were the only fund offered by SouthTrust.

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Funds, their Adviser, and their Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Company Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.




Voting Proxies on Fund Portfolio Securities

The Adviser endeavors to vote proxies relating to securities in the Funds' portfolios in the interest of the Funds and their shareholders. The Adviser has established policies and procedures to achieve this goal. In particular, these policies and procedures describe how the Adviser: (1) fulfills its proxy voting obligations; (2) identifies and addresses conflicts of interest that may arise as a result of relationships or commercial dealings between the Adviser and the issuer or management of the issuer whose proxy the Adviser is voting on behalf of a Fund; and (3) if a conflict of interest exists, ensures that its voting decision is not influenced by the conflict.

It is the policy of the Adviser to rely primarily on the recommendations of an independent proxy voting service. By relying on a proxy voting service, the Adviser will help ensure that shares voted by the proxy voting service are in the best interests of the Funds (and their shareholders) and are not the result of any conflict of interest that may arise as a result of relationships or commercial dealings between the Adviser and an issuer or its management.


The Adviser may from time to time override the proxy voting service if the Adviser determines that it is in the interest of the Funds (and their shareholders) to vote a proxy differently. In addition, proxy voting issues may arise in which the proxy voting service declines to vote a proxy. In both cases, it is the policy of the Adviser to vote such proxies in the best interests of the Funds (and their shareholders) and to document the reasons for both the decision to override the proxy voting service and the reasons for voting the proxy in a particular way.

It is the general policy of the Adviser to vote any Fund proxy for which the Adviser has overridden the proxy voting service, or which the proxy voting service has declined to vote the proxy, by considering the guidance of the procedures of the proxy voting service ("PVS Procedures") together with the guidance of the Standards of Practice Handbook published by the CFA Institute (formerly known as the Association for Investment Management Research) (the "CFA Standards"). The Adviser will document the basis for its decision on how to vote a proxy with reference to both the PVS Procedures of the proxy voting service and the CFA Standards. The Adviser will maintain a copy of the PVS Procedures and the CFA Standards in its records in accordance with SEC regulations and make them available to Adviser personnel who vote client proxies not voted by the proxy voting service.

In keeping with the CFA Standards, it is the policy of the Adviser to maintain at all times operational information barriers between the personnel involved in determining whether and how to vote such proxies and those personnel involved in activities that might give rise to a conflict of interest due to their own relationships or due to commercial dealings of SouthTrust Bank or its affiliates.

To implement the Funds' proxy voting policy, the Adviser has established a Proxy Oversight Committee. The Proxy Oversight Committee consists of the Adviser's
Director of Research, the Chief Investment Officer, and Chief Administrative Officer.

      It is the responsibility of the Proxy Oversight Committee to:

o Monitor, evaluate and periodically review the proxy voting service and the proxy voting procedures used by such service;

o At least annually review votes cast by the proxy voting service to ensure that such votes are in accordance with the procedures of the proxy voting service, and in particular, to review how the proxy voting service voted new or controversial issues;

o Establish a program to provide for initial and ongoing annual staff training with respect to this policy and the procedures adopted pursuant to this policy; and

o    Establish, monitor and periodically review procedures:

(a) For voting Fund proxies in the event that the proxy voting service declines to vote a Fund proxy or the Adviser determines to override the proxy voting service and vote the proxy itself;

(b) For documenting cases in which the Adviser determines to override the proxy voting service;

(c) To address any conflicts of interest that may arise for proxies voted by the Adviser;

(d) To document contacts, if any, between an issuer and personnel of the Adviser with responsibility for voting proxies;

(e)  To ensure compliance with SEC recordkeeping requirements;

(f)  To ensure the successful function of operational information barriers;

(g) To address situations in which the operational information barriers fail to prevent the personnel voting the proxies from learning of a commercial or other relationship between the issuer and the Adviser or its officers, directors or employees; and

(h) To ensure that any proxy voted by the Adviser is voted in a Fund's (and its shareholders) best interest notwithstanding any conflict of interest that may arise regarding that proxy.

o Establish and appoint the membership of one of more Proxy Voting Committees, which shall have the responsibility for determining the manner in which a Fund proxy will be voted in the event that the proxy voting service declines to vote a Fund proxy or the Adviser determines to override the proxy voting service and vote the proxy itself. Unless and until the Proxy Oversight Committee determines to the contrary, each of the SouthTrust Funds that invest in voting securities maintains a standing Proxy Voting Committee comprised of the Director of Research, the Chief Investment Officer and the Fund manager. In the event that two or more positions on a Proxy Voting Committee are held by the same person, the Proxy Voting Committee may consider the views of other Adviser personnel.


BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. Except as noted below, when a Funds and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among a Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by a Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all of the SouthTrust Funds as specified below:

                                Average Aggregate Daily
      Maximum                     Net Assets of the
 Administrative Fee               SouthTrust Funds
    0.150 of 1%             on the first $250 million
    0.125 of 1%             on the next $250 million
    0.100 of 1%             on the next $250 million
    0.075 of 1%             on assets in excess of $750 million

--------------------------------------------------------------------------------

Notwithstanding the foregoing, the administrative fee received during any fiscal year shall be at least $50,000 per portfolio. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Prior to January 1, 2002, Federated Services Company also provided certain accounting and recordkeeping services with respect to each Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses. Effective January 1, 2002, State Street Bank and Trust Company provides these fund accounting services to the Funds for annual fee of 0.03% of the average daily net assets of each Fund.


CUSTODIAN
SouthTrust Bank is custodian for the securities and cash of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, KPMG LLP, conducts its audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that its audit is planned and performed to obtain reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE value FUND FOR SERVICES
For the Year Ended April            2004         2003           2002
30
Advisory Fee Earned              $2,191,777   $1,897,994     $2,465,631
Brokerage Commissions              371,068     555,059         573,138
Administrative Fee                 277,454     243,241         312,083
Shareholder Services Fee           146,118        --             --

FEES PAID BY THE Growth FUND FOR SERVICES
--------------------------------------------------------------------------------
For the Year Ended April            2004        2003            2002
30
Advisory Fee Earned               $608,025    $482,719        $603,059
Brokerage Commissions              70,164      56,211          80,323
Administrative Fee                 76,967      61,894          76,344
Shareholder Services Fee           64,856        --              --

--------------------------------------------------------------------------------

HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Average Annual Total Returns and Yield

Value Fund
Total returns are given for the one-year, five-year and ten-year periods ended April 30, 2004.

Yield is given for the 30-day period ended April 30, 2004.


                    30-Day Period       1 Year    5 Years          10 Years
Total Return
  Before Taxes           N/A            25.94%     1.99%            11.26%
  After Taxes on         N/A            25.72%     0.91%            9.48%
Distributions
  After Taxes on
Distributions            N/A            16.84%     1.29%            9.09%
  and Sale of
Shares
---------------------------------------------------------------------------
Yield                   0.47%             N/A       N/A              N/A

Average Annual Total Returns and Yield
----------------------------------------------------------------------------

Growth Fund*
Total returns are given for the one-year, five-year and ten-year periods ended April 30, 2003.

Yield is given for the 30-day period ended April 30, 2003.


                          30-Day Period        1 Year        5 Years   10 Years
Total Return
  Before Taxes                 N/A             10.13%        (4.97)%    9.20%
  After Taxes on               N/A             10.13%        (5.35)%    8.98%
Distributions
  After Taxes on
Distributions          -------------------      6.59%        (4.20)%    8.17%
------------------             N/A
  and Sale of
Shares
Yield                          N/A               N/A           N/A       N/A

* The Growth Fund is the successor to a portfolio of a common trust fund managed by the Adviser. At the Fund's commencement of operations, the assets from the common trust fund were transferred to the Fund on August 20, 1999 in exchange for Fund shares. The quoted performance data includes the performance of the common trust fund for the periods before the Fund's registration statement became effective on August 10, 1999, as adjusted to reflect the Fund's expenses and sales load. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.


TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o    charts,  graphs and illustrations  using the Fund's returns,  or returns in
     general,   that  demonstrate   investment  concepts  such  as  tax-deferred
     compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

The Funds may compare their performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

Dow Jones Industrial Average (DJIA)

Represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

Financial Publications

The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines, among others-provide performance statistics over specified time periods.

Lipper Ratings

Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specified period of time.

Moody's Investors Service,  Fitch Ratings and Standard & Poor's

Various publications.

Morningstar, Inc.

An independent rating service, is the publisher of the bi-weekly Mutual Fund Values, which rates more than 1,000 NASDAQ- listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Standard &Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P 500 Barra Growth Index is an unmanaged capitalization- weighted index of stocks the S&P 500 index have the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended April 30, 2004 are incorporated herein by reference to the Annual Report to Shareholders dated April 30, 2004.


ADDRESSES

Southtrust Value Fund
Southtrust Growth Fund
portfolios of Southtrust Funds

5800 Corporate Drive
Pittsburgh, PA 15237-7000


Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Investment Adviser
SouthTrust Investment Advisors
420 North 20th Street
Birmingham, AL 35203

Custodian
SouthTrust Bank
420 North 20th Street
Birmingham, AL 35203


Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Auditors
KPMG LLP
99 High Street
Boston, MA 02110

ANNUAL REPORT APRIL 30, 2004

SOUTHTRUSTFUNDS
It's about trust./sm/

SouthTrust U.S. Treasury Money Market Fund

SouthTrust Income Fund

SouthTrust Bond Fund

SouthTrust Alabama Tax-Free Income Fund

SouthTrust Value Fund

SouthTrust Growth Fund

                                SOUTHTRUST FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SouthTrust U.S. Treasury Money Market 1

Throughout the reporting period, money market funds continued to experience a rather stable yield environment despite a small rise in the overall Treasury market. In an effort to spark economic growth, the Federal Reserve Board (Fed) continued to maintain a rather accommodative stance towards monetary policy. However, with signs of an improving job market combined with some signs of inflation, short-term Treasury yields slowly began to anticipate an increase in the federal funds target rate. While longer dated Treasury yields remained volatile, yields on three-month Treasury bills and overnight repurchase agreements have remained relatively flat over the reporting period. However during the first quarter of 2004, yields of six-month Treasury Bills and one year Treasury Notes began to increase, confirming the likelihood of future Fed tightening.

Over the past year, the majority of the Fund remained in overnight repurchase agreements in order to obtain the consistently higher yield to comparable Treasuries. However during the first quarter of 2004, the Fund took some opportunities to invest in six month Treasury Bills as yields have become attractive versus overnight repurchase agreements.

SouthTrust Income Fund

Sector allocation and issuer selection were the principal drivers to performance for the reporting period ended April 30, 2004. The sector allocation had the greatest impact on the performance during the past six months. Yields of U.S. Treasury securities were volatile during the twelve-month reporting period and ended higher than they were six and twelve months prior. The yield of the 5-year Treasury rose 0.9 percentage points during the reporting period to end at 3.6% after being as low as 2% in June 2003 and reaching 3.6% in September 2003 and April 2004.

Throughout the reporting period, the Fund maintained a maturity structure that was similar to or slightly shorter to its benchmark, the Merrill Lynch 1-5 Year Government / Corporate Index. 2 The Fund benefited from maintaining an over-allocation to corporate bonds along with a similar allocation to triple-B rated debt. The Fund's strategic allocation to mortgages provided a better return than Treasury and Federal agency securities. The mortgage sector provided the second best

                                  Annual Report

performance behind corporate bonds during the past six and twelve month periods. While the level of yields rose during the twelve-month period, the 2-year Treasury and the Fund's allocation to this maturity sector, benefited from the significant yield advantage provided over a one-year security along with the aging process experienced by a two-year security rolling down the yield curve to a one-year security in twelve months.

SouthTrust Bond Fund

Over the past year the bond market continued to perform well, but not without its share of volatility. Over the past six-months, the average yield on the 10-year Treasury was 4.15%, with a high of 4.60% and a low of 3.10%. Earlier last year, deflationary issues and a weaker than expected economy took center stage pushing yields to all-time lows. Today, that disappointment has been replaced by solid growth, especially in manufacturing, and a rapidly improving jobs picture. Driven by profit growth and balance sheet repair, corporate bonds continued to perform well. Riskier companies, or what is known as high beta credits outperformed. Defensive credits, such as consumer products or pharmaceuticals, lagged the corporate bond index. In general, mortgages outperformed but their performance has been uneven given the wild swings in yields.

As long as the economy continues to improve at or above its current trend, the Fed appears comfortable with the prospects of rising rates. It is important to remember that policy can still be accommodative even if the Fed were to begin raising rates. As such, Bond Fund may reposition securities to take advantage of this new dynamic in the marketplace. For the twelve month reporting period ended April 30, 2004, the Bond Fund returned 0.80% to shareholders at NAV. The Fund maintained an overweight in a diversified mix of corporate bonds which was the primary driver of performance during the reporting period.

SouthTrust Alabama Tax-Free Income Fund 4

Over the past twelve month reporting period municipal yields followed the movement of Treasury yields moving higher. However, the rise of municipal yields during this time period was accompanied by volatility. Investor reaction to economic reports accompanied by market anticipation of how the Federal Open Market Committee will handle economic policy sent interest rates on a roller coaster ride in the summer of 2003 and traded across a range of 1.00%. With the market and the media focusing on consecutively weaker employment reports, municipal yields declined through the winter of 2004. However, investors were surprised as the month of April 2004 was ushered in with very strong employment data pushing municipal yields higher.

Municipal yields are influenced by Treasury yields plus the supply and availability of municipal bonds. With interest rates having moved to a "generationally" low level, the interest rate environment was favorable for record issuance of municipal debt. Over the past twelve months investors saw new municipal issuance in excess of $370 billion.

Tax revenues that support many municipal issues showed a continual increase over the past year after declining over the previous two years. This trend was a positive for the security of municipal issuers. During 2003, both tobacco securitization and airlines bonds offered investors ideal reasons to maintain portfolio diversification. Ongoing litigation against the tobacco companies and continued expense management issues in the airline industry hampered the strength of these issuers.

For the twelve-month period ended April 30, 2004, the SouthTrust Alabama Tax-Free Income Fund returned a total return of 1.55% at net asset value. 3 The Fund's largest sector allocations continued to be in general obligations, education and essential-use revenue bonds. Two-thirds of the portfolio holdings were in AAA rated bonds with the Fund's average maturity at 9.0 years. This high quality, intermediate structure should keep the Fund well positioned for the volatile environment we envision for 2004.

SouthTrust Value Fund

The SouthTrust Value Fund had another good six months providing a return of 10.49% versus 6.27% for the Standard & Poor's 500 Index (S&P 500). For the fiscal year ending April 30, 2004, the Fund provided a total return of 31.87% 3 versus 22.88% for the S&P 500. 5 The strength was broad based and helped by the Fund avoiding stocks with major disappointments.

The Fund's large overweighting in the energy sector started to outperform in late 2003 and made a significant contribution to the Fund's total return. While the Fund took some profits, it continued to keep a significant overweight in the energy sector. Across the board strength in the Fund's energy holdings was due in part to

                                  Annual Report

highly respected exploration and production company XTO, returning over 70% during the fiscal year and over 40% for the six-month period. FMC Technologies, the leader in deep water sub sea products returned over 40% for the year, as did Transocean, the large off shore driller and Schlumberger, which is generally considered to be the leading oil service company. Many of these returns came in the December 2003 through March 2004 time frame, helping the Fund during the most recent period.

The Fund's good performance also resulted from a wide range of stocks in many different sectors. The Fund long-standing position in J.C. Penney continued its positive move as the company announced an agreement to sell the Eckerd drug store chain. The proceeds should strengthen their balance sheet and allow management to focus on accelerating the already strong momentum in their department store and catalogue businesses. J.C. Penney provided a return of over 40% for the six months and over 100% return for the fiscal year. Our positive view of Tyco's strong operating businesses and new management has so far been correct with the stock up over 75% for the year and 30% for the six months. Improving prospects for travel and the strong housing market helped Cendant to an excellent 66% return for the year. Other stocks making a significant contribution to the Fund's performance included: Yum! Brands the highly respected manager of Pizza Hut, Taco Bell, KFC, and several other restaurant chains; First Data Corporation, a leader in financial processing; and Ace Limited, a diversified insurance company. Our choice of less favored banks proved to be the correct one as Fleet Boston was acquired by Bank of America and Bank One is under agreement to be acquired by J.P. Morgan.

Looking forward, we believe the pharmaceutical sector, which is out-of-favor with Wall Street analysts, is currently one of the more undervalued sectors. As a result drug stocks in the Fund's Portfolio represent a significant overweighting, versus the S&P 500. Pfizer, a large, highly respected, global pharmaceutical company remains the Fund's largest individual holding, with Abbott Labs, Bristol-Myers, Johnson & Johnson, and Shire Pharmaceuticals also in the portfolio. Besides Pfizer, the Fund's top five holdings include previously mentioned Tyco International, Cendant and First Data, along with CVS, the large drug store chain. CVS's anticipated acquisition of 1,260 Eckerd drug stores should provide them with a much improved competitive position. We continue to remain focused on holding a highly diversified portfolio of companies that we believe are undervalued in the current market.

SouthTrust Growth Fund

For the twelve month reporting period ended April 30, 2004, the SouthTrust Growth Fund returned 15.32% at NAV. 3 Performance trailed that of the S&P 500 and the Fund's peer group. During the last year, performance was inversely correlated with capitalization size. An environment where high beta and lower quality stocks outperform creates significant headwinds for us with our focus being on higher quality, mega-cap names. Thus, the last twelve months has been a challenging environment for us on a relative basis.

Our approach to managing the Fund centers around our definition of growth companies. Growth companies produce sales gains at a premium to other companies. We believe they provide more consistent earnings patterns. We also believe they are more profitable and, as such, are able to fund future expansion. We seek financially strong companies with proven management and business plans to enhance superior growth prospects. The typical holding in the Fund will have a market capitalization of $10 billion or greater at the time of initial purchase.

The Fund continued to adhere to its disciplined approach and found opportunity in a number of large cap growth names that we felt were attractively priced. We initiated positions in Analog Devices, Bed Bath & Beyond, and Medco Health Solutions. We increased the Fund's weightings in names such as Walt Disney, Cisco Systems, Amgen, and Harley-Davidson. Harley-Davidson, which we highlighted in last year's annual report, typifies the traditional portfolio holding--a stock market capitalization of $10 billion or higher with a mid to high teens earnings growth rate purchased at a reasonable valuation. Throughout the first half of 2003, the company exceeded earnings expectations each quarter but the stock declined due to investor concern about slower earnings growth, revenue pulled forward from the 100th anniversary models, the boost to earnings from the financial services division, and maturation of the heavy motorcycle market. We felt this was still a very high quality company with favorable supply/demand characteristics that was being unduly punished by investors, especially considering the way the Company has historically managed bike pricing by undersupplying the market. Our cost in HDI is about $43. The stock closed the April 30, 2004 fund fiscal year at a little over $56.


(1) An investment in money market funds is neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


                                  Annual Report


(2) The ML1-5GC is an unmanaged index trading short term U.S. government securities and short-term domestic investment grade corporate bonds with maturities between 1 and 4.99 years. Investments cannot be made in an index.



(3) Yields will vary. Performance quoted is based on net asset value ("NAV"), reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price, for the Alabama Tax-Free Income Fund Value and Growth Funds were (2.01)%, 25.94% and 10.13%, respectively. The Alabama Tax-Free Fund's maximum sales charge is 3.5%. The Value and Growth Funds have a maximum sales charge of 4.5%. Mutual fund performance charges over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.southtrust.com or call 1-888-735-3441.



(4)  Income may be subject to the federal alternative minimum tax.



(5) The S&P 500 Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performances of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


                             SOUTHTRUST INCOME FUND

Growth of a $10,000 Investment in SouthTrust Income Fund

The graph below illustrates the hypothetical investment of $10,000 * in the SouthTrust Income Fund (the "Fund") from January 10, 1996 (start of performance) to April 30, 2004, compared to the Merrill Lynch 1-5 Year Government/Corporate Index ("ML1-5GC")+.



  Average Annual Total Return For The Period Ended April 30, 2004 ++



1 Year                                 (2.50)%
5 Years                                  4.05%
Start of Performance (1/10/1996)         4.47%


Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-5GC has been adjusted to reflect reinvestment of dividends on securities in the index.


+ The ML1-5GC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. This index is unmanaged.


++ Total return quoted reflects all applicable sales charges.


SOUTHTRUST BOND FUND

Growth of a $10,000 Investment in SouthTrust Bond Fund

The graph below illustrates the hypothetical investment of $10,000 * in the SouthTrust Bond Fund (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Lehman Brothers Government/Credit Index ("LBGCT") +.



    Average Annual Total Return For The Period Ended April 30, 2004 ++



1 Year      (2.71)%
5 Years       4.52%
10 Years      5.70%


Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index.


+ The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


++ Total return quoted reflects all applicable sales charges. The total returns and graph above are based on the original sales charge of 4.00%. On March 1, 1996, the sales charge on the SouthTrust Bond Fund changed to 3.50%.


                     SOUTHTRUST ALABAMA TAX-FREE INCOME FUND

Growth of a $10,000 Investment in SouthTrust Alabama Tax-Free Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Alabama Tax-Free Income Fund (the "Fund") from April 30, 1994 + to April 30, 2004, compared to the Lehman Brothers 1-10 Year Municipal Bond Index ("LB1-10BMB")++.



   Average Annual Total Return For The Period Ended April 30, 2004+++



1 Year      (2.01)%
5 Years       4.05%
10 Years      4.54%


Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-10BMB has been adjusted to reflect reinvestment of dividends on securities in the index.


+ The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund's anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.


++ The LB1-10BMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


+++ Total return quoted reflects all applicable sales charges.


SOUTHTRUST VALUE FUND

Growth of a $10,000 Investment in SouthTrust Value Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Value Fund (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Standard & Poor's 500 Index ("S&P 500")+.



        Average Annual Total Return For The Period Ended April 30, 2004++



1 Year     25.94%
5 Years     1.99%
10 Years   11.26%


Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.


+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


++ Total return quoted reflects all applicable sales charges. On March 1, 1996, the sales charge for SouthTrust Value Fund changed from 4.50% to 3.50%. The total returns and graph above are based on the original sales charge of 4.50%. Effective July 1, 1996, the sales charge for SouthTrust Value Fund was changed back to 4.50%


                        SOUTHTRUST GROWTH FUND

Growth of a $10,000 Investment in SouthTrust Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Growth Fund (the "Fund") from April 30, 1994+ to April 30, 2004, compared to the Standard & Poor's 500 Index ("S&P 500")++.



 Average Annual Total Return For The Period Ended April 30, 2004+++



1 Year       10.13%
5 Years     (4.97)%
10 Years      9.20%


Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.


+ The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund's anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.


++ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


+++ Total return quoted reflects all applicable sales charges.


SOUTHTRUST U.S. TREASURY MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004



         Principal                                                                                                            Value

           Amount
U.S. TREASURY OBLIGATIONS--48.8%
                                 U.S. TREASURY BILLS--42.2%
                $100,000,000(1)  0.992%, 5/6/2004                                                                    $   99,986,076
                  50,000,000(1)  0.911%, 5/20/2004                                                                       49,976,382
                  50,000,000(1)  0.955%, 5/27/2004                                                                       49,966,146
                 100,000,000(1)  1.006%, 7/8/2004                                                                        99,813,945
                 100,000,000(1)  0.968%-0.989%, 8/5/2004                                                                 99,742,400
                 100,000,000(1)  0.979%-1.000%, 8/26/2004                                                                99,684,750
                 100,000,000(1)  1.001%-1.026%, 9/9/2004                                                                 99,638,840
                  50,000,000(1)  1.130%, 10/14/2004                                                                      49,745,236

                                 TOTAL                                                                                  648,553,775

                                 U.S. TREASURY NOTE--6.6%
                 100,000,000     2.000%, 11/30/2004                                                                     100,468,148

TOTAL U.S. TREASURY OBLIGATIONS                                                                                         749,021,923

REPURCHASE AGREEMENTS--51.2%
                 100,000,000     Agreement with Bear Stearns Co., Inc., 0.910%, dated 4/30/2004, to be repurchased      100,000,000
                                 at $100,007,583 on 5/3/2004, collateralized by U.S. Government National Strips and
                                 Strips Principal with various maturities to 2/15/2014, collateral market value
                                 $102,832,185 (at amortized cost)
                 100,000,000     Agreement with Dresdner Bank, 0.900%, dated 4/30/2004, to be repurchased at            100,000,000
                                 $100,007,500 on 5/3/2004, collateralized by U.S. Treasury Notes maturing on
                                 4/30/2006, collateral market value $102,003,898 (at amortized cost)
                 160,842,000     Agreement with Greenwich Capital Markets, Inc., 0.930%, dated 4/30/2004, to be         160,842,000
                                 repurchased at $160,854,465 on 5/3/2004, collateralized by U.S. Government
                                 National Strips and Strips Principal with various maturities to 2/15/2023, collateral market value $164,059,488 (at amortized cost)





      Principal                                                                                                               Value

       Amount
        $  55,000,000  Agreement with Lehman Brothers, Inc., 0.910%, dated 4/30/2004, to be repurchased at           $    55,000,000
                       $55,004,171 on 5/3/2004, collateralized by U.S. Government National Strips with various maturities to 8/15/2012, collateral market value $56,100,481 (at amortized cost)
          160,000,000  Agreement with Morgan Stanley & Co., Inc., 0.930%, dated 4/30/2004, to be repurchased at          160,000,000
                       $160,012,400 on 5/3/2004, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, U.S.
                       Treasury Bills and a U.S. Treasury Inflationary Index with various maturities to 5/15/2030, collateral market value $161,574,738 (at amortized cost)
          210,000,000  Agreement with Warburg Securities, 0.920%, dated 4/30/2004, to be repurchased at                  210,000,000
                       $210,016,100 on 5/3/2004, collateralized by U.S. Government National Strips and Strips
                       Principal with various maturities to 11/15/2027, collateral market value $214,201,410 (at amortized cost)

TOTAL REPURCHASE AGREEMENTS                                                                                              785,842,000

TOTAL INVESTMENTS--100.0%                                                                                              1,534,863,923
(at amortized cost)(2)

OTHER ASSETS AND LIABILITIES--NET--0.0%                                                                                     513,099

TOTAL NET ASSETS--100%                                                                                              $ 1,535,377,022




(1) Yield at date of purchase.


(2) Also represents cost for federal tax purposes.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


SOUTHTRUST INCOME FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004



       Principal                                                                                                               Value
        Amount

COLLATERALIZED MORTGAGE OBLIGATIONS--1.5%
                              FINANCE--1.5%
             $1,287,859       Government National Mortgage Association, Series 2003-111, Class VA, 5.50%, 3/16/2013    $1,332,355
                              (identified cost $1,365,533)

CORPORATE BONDS--44.8%
                              CONSUMER CYCLICAL--1.5%
                750,000       Sysco Corp., Note, 4.75%, 7/30/2005                                                         772,989
                550,000       Target Corp., Note, 5.50%, 4/1/2007                                                         585,839

                              TOTAL                                                                                     1,358,828

                              CONSUMER DURABLES--0.7%
                390,000       Fortune Brands, Inc., Note, 2.875%, 12/1/2006                                               389,321
                220,000(1)    Harley Davidson, Inc., Series 144A, 3.625%, 12/15/2008                                      217,140

                              TOTAL                                                                                       606,461

                              CONSUMER NON-DURABLES--3.1%
                220,000       Anheuser-Busch Cos., Inc., Deb., 7.25%, 9/15/2015                                           237,877
                860,000       Coca-Cola Enterprises, Inc., 5.375%, 8/15/2006                                              909,460
                900,000       Kraft Foods, Inc., Note, 4.625%, 11/1/2006                                                  931,376
                700,000       McDonald's Corp., Note, Series MTNG, 3.875%, 8/15/2007                                      712,062

                              TOTAL                                                                                     2,790,775

                              ENERGY--5.8%
                348,800       ChevronTexaco Corp., Deb., 8.11%, 12/1/2004                                                  362,175
                700,000       ChevronTexaco Corp., Note, 3.50%, 9/17/2007                                                  706,778
              1,000,000       Conoco, Inc., 5.45%, 10/15/2006                                                            1,064,264
                260,000       DTE Energy Co., Sr. Note, 6.45%, 6/1/2006                                                    276,347
                915,000       Marathon Oil Corp., Note, 5.375%, 6/1/2007                                                   965,464






    Principal                                                                                                                Value
      Amount

       $   500,000     Pemex Project Funding Master, 6.125%, 8/15/2008                                                  $  522,500
         1,340,000     Valero Energy Corp., Unsecd. Note, 3.50%, 4/1/2009                                                1,284,499

                       TOTAL                                                                                             5,182,027

                       FINANCIAL SERVICES--15.0%
           500,000(1)  AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%, 8/1/2008                                 538,444
           860,000     Bank of America Corp., Sr. Note, 3.25%, 8/15/2008                                                   838,663
           645,000     CIT Group, Inc., Sr. Note, 5.50%, 11/30/2007                                                        682,066
           755,000     Citigroup, Inc., 5.75%, 5/10/2006                                                                   800,764
           480,000     Countrywide Home Loans, Inc., Note, 3.25%, 5/21/2008                                                466,409
           445,000     Credit Suisse First Boston USA, Inc., Note, 5.75%, 4/15/2007                                        474,823
         1,200,000     Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006                                              1,270,693
         1,000,000     General Electric Capital Corp., Note, 6.80%, 11/1/2005                                            1,067,013
           730,000     General Motors Acceptance Corp., 4.50%, 7/15/2006                                                   746,203
           725,000     General Motors Acceptance Corp., 7.50%, 7/15/2005                                                   765,183
           875,000     Household Finance Corp., Unsecd. Note, 4.125%, 12/15/2008                                           875,536
         1,220,000     John Deere Capital Corp., 4.50%, 8/22/2007                                                        1,259,975
           250,000     Key Bank, N.A., Sub. Note, Series BKNT, 6.50%, 4/15/2008                                            269,003
           250,000     Lehman Brothers Holdings, Inc., 7.875%, 11/1/2009                                                   293,105
           145,000     Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007                                              165,498
           555,000     Marsh & McLennan Cos., Inc., Unsecd. Note, 3.625%, 2/15/2008                                        551,784
           860,000     Morgan Stanley, Bond, 5.80%, 4/1/2007                                                               919,237






    Principal                                                                                                               Value
      Amount

       $   240,000     Wachovia Corp., Unsecd. Note, 4.95%, 11/1/2006                                                   $   251,331
         1,000,000     Wells Fargo & Co., Sub. Note, 7.125%, 8/15/2006                                                    1,098,929

                       TOTAL                                                                                              3,334,659

                       HEALTHCARE--0.9%
           750,000     Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006                                                     781,905

                       INDUSTRIALS--2.0%
           800,000     Emerson Electric Co., Unsecd. Note, 5.50%, 9/15/2008                                                 849,683
           880,000     Pitney Bowes, Inc., Note, 5.875%, 5/1/2006                                                           934,703

                       TOTAL                                                                                              1,784,386

                       PROCESS INDUSTRIES--0.7%
           580,000     PPG Industries, Inc., Note, 6.50%, 11/1/2007                                                         637,439

                       RETAIL TRADE--1.0%
           800,000     Price/Costco, Inc., Sr. Note, 7.125%, 6/15/2005                                                      843,646

                       TECHNOLOGY--4.8%
           480,000     First Data Corp., Note, 3.375%, 8/1/2008                                                             472,128
         1,220,000     Hewlett-Packard Co., Note, 5.50%, 7/1/2007                                                         1,298,791
           960,000     IBM Corp., Note, 4.875%, 10/1/2006                                                                 1,006,802
           385,000     Texas Instruments, Inc., Note, 6.125%, 2/1/2006                                                      408,821
         1,000,000     United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004                                        1,026,680

                       TOTAL                                                                                              4,213,222

                       TELECOMMUNICATIONS--6.3%
           740,000     360 Communications Co., Sr. Note, 7.50%, 3/1/2006                                                    802,759
           200,000     BellSouth Telecommunications, Inc., Unsecd. Note, 6.375%, 6/15/2004                                  201,127
           870,000     Comcast Corp., Note, 6.20%, 11/15/2008                                                               935,527
           870,000(1)  Cox Enterprises, Inc., Note, Series 144A, 8.00%, 2/15/2007                                           974,644
           585,000     Deutsche Telekom International Finance BV, Company Guarantee, 3.875%, 7/22/2008                      582,409






    Principal                                                                                                                 Value
      Amount

       $   500,000 Illinois Bell Telephone Co., Deb., 6.625%, 2/1/2025                                                    $  498,387
           135,000 SBC Communications, Inc., Note, 5.75%, 5/2/2006                                                           142,918
           500,000 Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007                                                 531,819
           860,000 Verizon Global Funding, Note, 6.125%, 6/15/2007                                                           928,437

                   TOTAL                                                                                                   5,598,027

                   TRANSPORTATION--2.0%
           875,000 American Airlines, Inc., Pass Thru Cert., Series 1999-1, 7.024%, 10/15/2009                               883,279
           875,000 Continental Airlines, Inc., Pass Thru Cert., Series 00-2, 7.487%, 4/2/2012                                882,077

                   TOTAL                                                                                                   1,765,356

                   UTILITIES--1.0%
           860,000 Georgia Power Co., Note, 6.20%, 2/1/2006                                                                  913,837

TOTAL CORPORATE BONDS                                                                                                      9,810,568
(identified cost $39,364,096)

GOVERNMENT AGENCIES--24.5%
                   FEDERAL HOME LOAN

                   MORTGAGE CORPORATION--9.9%
         2,000,000 3.50%, 4/1/2008                                                                                         1,977,932
         1,525,000 4.00%, 10/29/2007                                                                                       1,530,579
           451,679 5.50%, 2/1/2009                                                                                           468,796
           274,601 5.50%, 1/1/2014                                                                                           283,426
         1,238,468 5.50%, 12/1/2017                                                                                        1,272,078
           426,597 6.00%, 4/1/2017                                                                                           445,782
         1,675,000 6.25%, 3/5/2012                                                                                         1,771,046
           845,184 6.50%, 9/1/2016                                                                                           894,787
           147,546 7.50%, 2/1/2023                                                                                           159,841

                   TOTAL                                                                                                   8,804,267

                   FEDERAL NATIONAL MORTGAGE ASSOCIATION--13.8%
         1,409,471 4.50%, 6/1/2013                                                                                         1,417,947
         1,525,000 4.75%, 1/2/2007                                                                                         1,590,136









    Principal                                                                                                                Value
      Amount

       $   449,835     5.50%, 12/1/2014                                                                                 $   464,740
           937,779     5.50%, 4/1/2017                                                                                      968,175
         1,750,000     5.50%, 5/2/2006                                                                                    1,846,143
           340,662     5.50%, 8/1/2018                                                                                      349,935
           159,645     5.50%, 8/1/2018                                                                                      163,991
           781,187     6.00%, 1/1/2017                                                                                      815,517
           281,092     6.00%, 1/1/2018                                                                                      293,421
           395,385     6.00%, 11/1/2014                                                                                     413,660
           351,942     6.00%, 12/1/2017                                                                                     367,380
         1,500,000     6.00%, 12/15/2005                                                                                  1,590,281
           401,805     6.00%, 2/1/2009                                                                                      419,240
           310,080     6.00%, 2/1/2018                                                                                      323,648
           398,800     6.00%, 8/1/2009                                                                                      418,829
           265,287     6.50%, 8/1/2013                                                                                      281,339
           475,671     7.00%, 10/1/2007                                                                                     502,633

                       TOTAL                                                                                             12,227,015

                       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--0.8%
           239,032     7.00%, 9/15/2008                                                                                     256,652
           395,161     7.00%, 2/15/2009                                                                                     421,686

                       TOTAL                                                                                                678,338

TOTAL GOVERNMENT AGENCIES                                                                                                21,709,620
(identified cost $21,678,789)

SOVEREIGN BONDS--2.3%
         1,125,000     British Columbia, Province of, Note, 4.625%, 10/3/2006                                             1,172,468
           900,000     Italy, Government of, Bond, 2.50%, 3/31/2006                                                         903,740

TOTAL SOVEREIGN BONDS                                                                                                     2,076,208
(identified cost $2,021,913)

NOTES--VARIABLE--1.7%
                       FINANCE--1.7%
         1,500,000(2)  USA Education, Inc., 1.390%, 6/16/2004 (identified cost $1,502,354)                                1,500,579









              Principal                                                                                                       Value
               Amount

              or Shares
U.S. TREASURY OBLIGATIONS--20.8%
                                          U.S. TREASURY BILL--3.4%
                           $3,000,000(3)  1.165%, 10/28/2004                                                              $2,982,975

                                          U.S. TREASURY NOTES--17.4%
                            1,600,000     1.50%, 3/31/2006                                                                 1,578,189
                            1,000,000     1.625%, 9/30/2005                                                                  996,446
                            1,000,000     1.875%, 11/30/2005                                                                 997,540
                              250,000     1.875%, 12/31/2005                                                                 249,073
                            1,080,000     2.00%, 8/31/2005                                                                 1,082,447
                            3,500,000     2.375%, 8/15/2006                                                                3,490,841
                            2,100,000     2.625%, 11/15/2006                                                               2,099,181
                              800,000     3.00%, 11/15/2007                                                                  798,282
                            4,000,000     4.375%, 5/15/2007                                                                4,172,344

                                          TOTAL                                                                            5,464,343

TOTAL U.S. TREASURY OBLIGATIONS                                                                                            8,447,318
(identified cost $18,638,775)

MUTUAL FUND--3.3%
                            2,917,679     AIM Short-Term Investment Co. Prime Portfolio (at net asset value)               2,917,679

TOTAL INVESTMENTS--98.9%                                                                                                  87,794,327
(identified cost $87,489,139)(4)

OTHER ASSETS AND LIABILITIES--NET--1.1%                                                                                      970,028

TOTAL NET ASSETS--100%                                                                                                    88,764,355




(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At April 30, 2004, these securities amounted to $1,730,228 which represents 1.9% of total net assets.


(2)  Current rate and next reset date.


(3)  Yield at date of purchase.


(4)  The cost of investments for federal tax purposes amounts to $88,007,857.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


SOUTHTRUST BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004



                            Principal                                                                                          Value

                             Amount
COLLATERALIZED MORTGAGE OBLIGATIONS--1.2%
                                                     $  1,126,646     Countrywide Home Loans 2003-15, Class 1A2,       $1,147,274
                                                                      5.50%, 10/25/2033
                                                          333,917     Federal Home Loan Mortgage Corp., Series 2447,      341,051
                                                                      Class CA, 5.50%, 5/15/2009
                                                          124,262     Federal Home Loan Mortgage Corp., Series 26,        124,573
                                                                      Class F, 9.50%, 2/15/2020

TOTAL COLLATERALIZED MORTGAGE                                                                                           1,612,898
OBLIGATIONS
(identified cost $1,611,376)

CORPORATE BONDS--51.8%
                                                                      AUTOMOBILES--1.2%
                                                          800,000     Ford Motor Co., Sr. Deb., 6.375%, 2/1/2029          697,286
                                                          910,000     General Motors Corp., Note, 7.125%, 7/15/2013       956,170

                                                                      TOTAL                                             1,653,456

                                                                      BANKING--6.2%
                                                        1,000,000(1)  AGFIRST Farm Credit Bank, Series 144A Sub.,         992,600
                                                                      7.30%, 10/31/2049
                                                        2,000,000     BB&T Corp., Sub. Note, 7.25%, 6/15/2007           2,268,868
                                                        1,000,000     Bank of America Corp., Sr. Note, 4.875%,            987,108
                                                                      1/15/2013
                                                        2,000,000     Bank One Corp., Note, 6.00%, 8/1/2008             2,164,792
                                                        2,000,000     Farm Credit Bank of Texas, Series 1, 7.561%,      2,004,620
                                                                      11/29/2049

                                                                      TOTAL                                             8,417,988

                                                                      COMMUNICATIONS--4.2%
                                                          800,000     Comcast Corp., 7.05%, 3/15/2033                     844,261
                                                          300,000     Comcast Corp., Note, 5.50%, 3/15/2011               307,796
                                                          625,000     Time Warner, Inc., Sr. Note, 9.125%, 1/15/2013      772,205
                                                        3,000,000     Verizon Global Funding, Note, 6.75%, 12/1/2005    3,202,266
                                                          600,000     Viacom, Inc., Bond, 4.625%, 5/15/2018               542,851

                                                                      TOTAL                                             5,669,379







     Principal                                                                                                                 Value
       Amount

                         CONSUMER CYCLICAL--2.7%
        $  2,000,000     Sysco Corp., Note, 4.75%, 7/30/2005                                                           $2,061,304
           1,500,000     Target Corp., Note, 5.375%, 6/15/2009                                                          1,582,621

                         TOTAL                                                                                          3,643,925

                         CONSUMER DURABLES--0.9%
           1,000,000     Fortune Brands, Inc., Deb., 7.875%, 1/15/2023                                                  1,210,791

                         CONSUMER NON-DURABLES--0.5%
             750,000     Gillette Co., 3.50%, 10/15/2007                                                                  753,536

                         CONSUMER STAPLES--3.6%
           1,000,000     Colgate-Palmolive Co., Note, Series E, 5.98%, 4/25/2012                                        1,079,509
           1,000,000     Kraft Foods, Inc., 4.00%, 10/1/2008                                                              996,574
           1,130,000     Kraft Foods, Inc., 5.625%, 11/1/2011                                                           1,169,245
           1,500,000     Sara Lee Corp., 6.25%, 9/15/2011                                                               1,644,595

                         TOTAL                                                                                          4,889,923

                         ENERGY MINERALS--1.3%
           1,930,000     Valero Energy Corp., Note, 4.75%, 4/1/2014                                                     1,827,488

                         FINANCE--18.1%
           1,500,000(1)  AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%, 8/1/2008                            1,615,330
           1,800,000     CIT Group, Inc., Sr. Note, 4.00%, 5/8/2008                                                     1,802,506
           4,800,000     Citigroup, Inc., 5.75%, 5/10/2006                                                              5,090,947
           2,240,000     Countrywide Home Loans, Inc., Company Guarantee, 6.25%, 4/15/2009                              2,427,407
           2,500,000     Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006                                           2,647,277
           2,000,000     General Electric Capital Corp., Note, 6.80%, 11/1/2005                                         2,134,026
             980,000     General Motors Acceptance Corp., Note, Series MTN, 5.25%, 5/16/2005                            1,008,430
           1,000,000     Goldman Sachs Group, Inc., 6.60%, 1/15/2012                                                    1,096,673
           1,500,000     Household Finance Corp., Note, 6.375%, 10/15/2011                                              1,629,912
             500,000     Household Finance Corp., Note, 6.375%, 11/27/2012                                                539,311






     Principal                                                                                                                 Value
       Amount

        $  1,300,000 Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007                                            $1,483,777
           2,000,000 Morgan Stanley, Unsub., 6.75%, 4/15/2011                                                           2,212,494
             850,000 Wells Fargo & Co., Note, 4.80%, 7/29/2005                                                            880,002

                     TOTAL                                                                                              4,568,092

                     OIL & GAS--3.2%
           1,000,000 Apache Corp., Note, 6.25%, 4/15/2012                                                               1,104,719
           1,300,000 Marathon Oil Corp., Note, 6.00%, 7/1/2012                                                          1,379,225
             600,000 Murphy Oil Corp., 7.05%, 5/1/2029                                                                    651,867
           1,100,000 Pemex Project Funding Master, Company Guarantee, 7.375%, 12/15/2014                                1,155,000

                     TOTAL                                                                                              4,290,811

                     PHARMACEUTICALS--0.7%
           1,000,000 Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006                                                   1,042,540

                     RETAIL TRADE--2.2%
             815,000 Lowe's Cos., Inc., Deb., 6.50%, 3/15/2029                                                            859,059
           2,000,000 Safeway Inc., Deb., 7.25%, 2/1/2031                                                                2,144,836

                     TOTAL                                                                                              3,003,895

                     TECHNOLOGY--0.8%
           1,000,000 Computer Sciences Corp., 7.375%, 6/15/2011                                                         1,146,496

                     TRANSPORTATION--2.0%
           1,325,000 American Airlines, Inc., Pass Thru Cert., Series 1999-1, 7.024%, 10/15/2009                        1,337,537
           1,350,000 Continental Airlines, Inc., Pass Thru Cert., Series 00-2, 7.487%, 4/2/2012                         1,360,919

                     TOTAL                                                                                              2,698,456

                     UTILITIES--4.2%
           2,000,000 Dominion Resources, Inc., Sr. Note, 7.625%, 7/15/2005                                              2,127,612
             500,000 PSEG Power LLC, Company Guarantee, 6.95%, 6/1/2012                                                   553,379
           2,000,000 Progress Energy, Inc., 5.85%, 10/30/2008                                                           2,121,980






      Principal                                                                                                             Value
       Amount

        $     800,000  Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007                                   $   850,910

                       TOTAL                                                                                         5,653,881

TOTAL CORPORATE BONDS                                                                                               70,470,657
(identified cost $67,028,153)

GOVERNMENT AGENCIES--19.1%
                       FEDERAL HOME LOAN BANK--1.7%
            2,000,000  7.03%, 7/14/2009                                                                              2,276,188

                       FEDERAL HOME LOAN MORTGAGE CORPORATION--6.8%
            2,500,000  5.125%, 7/15/2012                                                                             2,555,007
              395,516  5.50%, 2/1/2033                                                                                 395,381
              167,841  6.00%, 4/1/2017                                                                                 175,390
            1,400,000  6.25%, 3/5/2012                                                                               1,480,277
              428,588  6.50%, 12/1/2031                                                                                446,474
            3,400,000  7.00%, 7/15/2005                                                                              3,608,617
              555,104  7.00%, 12/1/2031                                                                                586,369

                       TOTAL                                                                                         9,247,515

                       FEDERAL NATIONAL MORTGAGE ASSOCIATION--9.2%
              592,282  5.50%, 4/1/2017                                                                                 611,479
              202,556  5.50%, 8/1/2018                                                                                 208,070
               95,787  5.50%, 8/1/2018                                                                                  98,395
              233,025  5.50%, 5/1/2029                                                                                 233,638
            1,678,810  5.50%, 3/1/2033                                                                               1,676,729
              467,515  6.00%, 12/1/2008                                                                                477,668
              594,885  6.00%, 12/1/2012                                                                                622,737
              847,699  6.00%, 2/1/2033                                                                                 867,864
            1,456,232  6.00%, 3/1/2033                                                                               1,490,826
            4,500,000  6.375%, 6/15/2009                                                                             4,994,779
              155,492  6.50%, 8/1/2021                                                                                 162,594
              160,893  6.50%, 4/1/2022                                                                                 168,250
              296,969  6.50%, 2/1/2029                                                                                 311,042
              540,145  6.50%, 4/1/2031                                                                                 562,605

                       TOTAL                                                                                        12,486,676










    Principal                                                                                                           Value
      Amount

                       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--1.3%
       $   400,505     5.50%, 12/15/2032                                                                       $   401,175
           395,161     7.00%, 2/15/2009                                                                            421,686
           784,216     7.00%, 11/15/2029                                                                           834,661
           131,496     8.00%, 2/15/2030                                                                            143,553

                       TOTAL                                                                                     1,801,075

                       STUDENT LOAN MARKETING ASSOCIATION--0.1%
           100,000     5.05%, 11/14/2014                                                                            97,242

TOTAL GOVERNMENT AGENCIES                                                                                        5,908,696
(identified cost $25,464,794)

REAL ESTATE INVESTMENT TRUST--0.8%
         1,000,000     EOP Operating LP, Unsecd. Note, 7.00%, 7/15/2011                                          1,111,388
                       (identified cost $990,200)

SOVEREIGN BONDS--3.5%
         1,000,000     British Columbia, Province of, Note, 4.625%, 10/3/2006                                    1,042,194
         1,000,000     Italy, Government of, Bond, 2.50%, 3/31/2006                                              1,004,156
           250,000     Mexico, Government of, Note, 6.375%, 1/16/2013                                              253,750
         2,000,000     Quebec, Province of, Deb., 7.50%, 9/15/2029                                               2,449,410

TOTAL SOVEREIGN BONDS                                                                                            4,749,510
(identified cost $4,422,403)

U.S.                   TREASURY OBLIGATIONS--18.9% U.S. TREASURY BOND--1.8%
         2,000,000(2)  7.50%, 11/15/2016                                                                         2,487,110

                       U.S. TREASURY NOTES--17.1%
         2,000,000     1.625%, 4/30/2005                                                                         2,000,938
         1,000,000(2)  2.375%, 8/15/2006                                                                           997,383
         1,000,000     2.625%, 11/15/2006                                                                          999,610
         1,500,000(2)  2.625%, 5/15/2008                                                                         1,461,445
         2,500,000     3.00%, 2/15/2009                                                                          2,437,013
         4,300,000(2)  3.125%, 10/15/2008                                                                        4,237,014








     Principal                                                                                                               Value
       Amount

     or Shares
        $  6,100,000(2)  4.25%, 11/15/2013                                                                           $   5,986,107
           1,000,000(2)  4.375%, 8/15/2012                                                                               1,002,227
           1,300,000(2)  4.875%, 2/15/2012                                                                               1,351,899
           2,500,000(2)  5.50%, 5/15/2009                                                                                2,718,067

                         TOTAL                                                                                          23,191,703

TOTAL U.S. TREASURY OBLIGATIONS                                                                                         25,678,813
(identified cost $26,070,742)

MUTUAL FUND--2.4%
           3,260,823     AIM Short-Term Investment Co. Prime Portfolio (at net asset value)                              3,260,823

REPURCHASE AGREEMENT--14.4%
         $19,640,125     Tri-Party Agreement with Morgan Stanley & Co., Inc., 1.19% dated 4/30/2004, to be              19,640,125
                         repurchased at $19,642,073 on 5/1/2004, collateralized by corporate bonds held at the Bank of New York with various maturities to 3/11/2008, collateral market value $20,515,122 (at amortized cost) (held as collateral for securities lending)

TOTAL INVESTMENTS--112.1%                                                                                               152,432,910
(identified cost $148,488,616)(3)

OTHER ASSETS AND LIABILITIES--NET--(12.1)%                                                                             (16,485,033)

TOTAL NET ASSETS--100%                                                                                                $ 135,947,877




(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At April 30, 2004, this security amounted to $2,607,930 which represents 1.9% of net assets.


(2)  Certain shares or principal amounts on loan to broker.


(3)  The cost of investments for federal tax purposes amounts to $148,929,414.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


The following acronym is used throughout this portfolio:

MTN--Medium Term Note

SOUTHTRUST ALABAMA TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004



       Principal                                                                                                 Credit        Value
         Amount                                                                                                Rating(1)

LONG-TERM MUNICIPALS--98.0%
                          ALABAMA--96.1%
              $1,020,000  Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25%               AAA $1,112,606
                          (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.85%), 9/1/2007
                 960,000  Alabama Drinking Water Finance Authority, Series A, Revenue Bond, 4.70% (Ambac              AAA  1,009,334
                          Financial Group, Inc. INS), 8/15/2011
                 875,000  Alabama Drinking Water Finance Authority, Series A, 5.125% (Original Issue Yield:           AAA    924,009
                          5.22%), 8/15/2016
               1,230,000  Alabama Drinking Water Finance Authority, Revenue Bond, Series A, 4.65% (Ambac              AAA  1,311,168
                          Financial Group, Inc. INS)/(Original Issue Yield: 4.75%), 8/15/2011
                 675,000  Alabama Incentives Financing Authority, Series A, 6.00% (Ambac Financial Group,             AAA    754,765
                          Inc. INS)/(Original Issue Yield: 6.20%), 10/1/2029
                 500,000  Alabama Private Colleges & Universities Facilities Authority, Series A, Revenue             AAA    519,805
                          Bond, 4.90% (FGIC INS), 7/1/2005
                 530,000  Alabama Special Care Facilities Finance Authority, 6.00% (MBIA Insurance Corp.              AAA    568,409
                          INS), 10/1/2025
                 390,000  Alabama Special Care Facilities Finance Authority, Refunding Revenue Bonds, 6.00%           AAA    421,684
                          (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.999%), 4/1/2006 (@102)






    Principal                                                                                                  Credit        Value
      Amount                                                                                                 Rating(1)

       $   350,000 Alabama State Board of Education, Refunding Revenue Bonds, 5.50% (Ambac Financial Group,         AAA $   394,436
                   Inc. INS)/(Original Issue Yield: 4.44%), 10/1/2011
           500,000 Alabama State Board of Education, Revenue Bond, 5.00% (Shelton State Community                   AAA     536,145
                   College)/(MBIA Insurance Corp. INS), 10/1/2006
         1,000,000 Alabama State Federal Highway Finance Authority, Series A, 5.25% (MBIA Insurance Corp.           AAA   1,090,910
                   INS)/(Original Issue Yield: 4.64%), 3/1/2013
           500,000 Alabama State IDA, Special Tax, 4.50%, 7/1/2010                                                   A2     517,640
         1,000,000 Alabama State Parks System, Series A, 5.00% (Original Issue Yield: 4.08%), 6/1/2008               AA   1,086,910
         1,000,000 Alabama State Parks System, Series A, 5.00% (Original Issue Yield: 4.49%), 6/1/2012               AA   1,063,220
         1,165,000 Alabama State Public School & College Authority, Series A, Revenue Bonds, 5.00%,                  AA   1,250,220
                   2/1/2012
         1,000,000 Alabama State Public School & College Authority, Series C, 5.75%, 7/1/2017                        AA   1,112,770
           400,000 Alabama State Public School & College Authority, Series D, 5.75% (Original Issue Yield:           AA     454,044
                   5.337%), 8/1/2011
         1,000,000 Alabama State Public School & College Authority, Revenue Bonds, Series C, 5.00%,                 AAA   1,074,870
                   5/1/2012
           500,000 Alabama State Public School & College Authority, Revenue Bonds, 4.75% (Original Issue            AAA     526,975
                   Yield: 4.85%), 11/1/2006






    Principal                                                                                                     Credit       Value
      Amount                                                                                                     Rating(1)

       $   600,000 Alabama State, GO UT, Series C, 5.50% (Parks Systems Improvement Corp.), 6/1/2010                AA $  671,382
         1,410,000 Alabama State, Series C, 5.25% (Parks Systems Improvement Corp.), 6/1/2009                       AA  1,554,722
           700,000 Alabama Water PCA, Series A, 5.00% (Ambac Financial Group, Inc. INS)/(Original Issue Yield:     AAA    707,931
                   5.60%), 8/15/2015
         1,000,000 Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc.                  AAA  1,109,370
                   INS)/(Original Issue Yield: 5.15%), 8/15/2008
         1,000,000 Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc.                  AAA  1,087,600
                   INS)/(Original Issue Yield: 5.27%), 8/15/2014
           500,000 Anniston, AL, Waterworks & Sewer Board, 5.35% (Ambac Financial Group, Inc. INS)/(Original       AAA    539,350
                   Issue Yield: 5.40%), 6/1/2014
           500,000 Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009                                             AA-    531,245
         1,750,000 Auburn University AL, General Fee Revenue Bond, 5.25%, 6/1/2016 (Ambac Financial Group,          NR  1,884,575
                   Inc. INS)
         1,265,000 Birmingham, AL, GO UT Warrants, Series B, 5.00%, 7/1/2013                                        NR  1,362,468
           465,000 Birmingham, AL, Waterworks & Sewer Board, Series B, 5.25% (MBIA Insurance Corp.                 AAA    500,098
                   INS)/(Original Issue Yield: 4.42%), 1/1/2017
         1,200,000 Birmingham, AL, Waterworks & Sewer Board, Revenue Bonds Warrants, 5.125%, 1/1/2017              AA-  1,256,532






    Principal                                                                                                  Credit        Value
      Amount                                                                                                 Rating(1)

       $   750,000 Birmingham-Carraway, AL, Special Care Facilities Financing Authority, Refunding Revenue          AAA $   801,480
                   Bonds, 5.875% (Connie Lee INS)/(Original Issue Yield: 6.00%), 8/15/2015
           500,000 East Central, AL, Refunding Revenue Bonds, 5.35% (Ambac Financial Group, Inc.                    AAA     536,985
                   INS)/(Original Issue Yield: 5.414%), 9/1/2014
         1,000,000 Homewood, AL, Educational Building Authority, Refunding Revenue Bonds, 5.02% (Ambac               NR   1,055,890
                   Financial Group, Inc. INS)/(Original Issue Yield: 5.02%), 12/1/2016
         1,615,000 Homewood, AL, GO UT, 5.00% (Original Issue Yield: 4.66%), 6/1/2011 (@102)                        AA-   1,697,914
         1,000,000 Hoover, AL, Board of Education, 5.00%, 2/15/2015                                                 AAA   1,051,200
           450,000 Houston County, AL, GO UT, 5.35% (Ambac Financial Group, Inc. INS)/(Original Issue               AAA     501,714
                   Yield: 5.37%), 10/15/2011 (@102)
         1,000,000 Huntsville, AL, Series A, 5.00% (Original Issue Yield: 5.20%), 2/1/2007                           AA   1,033,370
           345,000 Huntsville, AL, Series A, 5.25% (Ambac Financial Group, Inc. INS)/(Original Issue Yield:         AAA     371,247
                   4.44%), 2/1/2017
         1,000,000 Huntsville, AL, Series D, 5.25% (Original Issue Yield: 4.30%), 11/1/2009                          AA   1,098,600
           500,000 Huntsville, AL, GO UT, Warrants, Series B, 5.25%, 11/1/2009                                       AA     549,300






    Principal                                                                                                  Credit        Value
      Amount                                                                                                 Rating(1)

       $   750,000 Jefferson County, AL, Sewer System, Series D, 5.75% (Original Issue Yield: 5.829%),              AAA $   827,220
                   2/1/2027
         1,000,000 Jefferson County, AL, GO UT, 5.20% (FSA INS)/(Original Issue Yield: 5.30%), 2/15/2012            AAA   1,072,490
           500,000 Lauderdale County & Florence, AL, Health Care Authority, Series A, 6.00% (MBIA Insurance         AAA     568,660
                   Corp.INS)/(Original Issue Yield: 5.20%), 7/1/2013
           500,000 Madison County, AL, Board of Education, 5.20% (FSA INS), 3/1/2015                                AAA     528,950
         1,185,000 Madison, AL, GO UT Warrants, 6.00% (MBIA Insurance Corp. INS)/(Original Issue Yield:             AAA   1,255,472
                   6.10%), 4/1/2023
           500,000 McIntosh, AL, IDB, Series B, 4.65% (Original Issue Yield: 4.65%), 6/1/2008                         A     524,150
         1,000,000 Mobile County, AL, Board of School Commissioners, Series B, 5.00% (Ambac Financial               AAA   1,057,090
                   Group, Inc. INS), 3/1/2006
           800,000 Mobile, AL, IDB, PCR Refunding Bonds, Series 1998B, 4.75% (International Paper Co.),            BBB+     840,272
                   4/1/2010
         1,000,000 Mobile, AL, IDB, Revenue Bonds, 4.75%, 4/1/2010                                                  BBB   1,050,340
           700,000 Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC INS)/(Original Issue Yield: 4.63%),         AAA     753,823
                   1/1/2015
         1,100,000 Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC INS)/(Original Issue Yield: 4.74%),         AAA   1,180,839
                   1/1/2016






    Principal                                                                                                    Credit       Value
     Amount                                                                                                    Rating(1)

       $1,000,000 Mobile, AL, Water & Sewer Commissioners, Refunding Revenue Bonds, 5.00% (FGIC                       AAA $1,084,900
                  INS)/(Original Issue Yield: 3.98%), 1/1/2009
          350,000 Mobile, AL, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.67%),                  AAA    385,315
                  2/15/2014
        1,000,000 Montgomery, AL, BMC Special Care Facilities Finance Authority, Revenue Refunding Bonds,             AAA  1,083,250
                  Series A, 5.20% (Baptist Medical Center, AL)/( Ambac Financial Group, Inc. INS)/(Original
                  Issue Yield: 5.30%), 5/1/2013
        1,500,000 Montgomery, AL, Downtown Redevelopment Authority, Refunding Revenue Bonds, 5.00% (MBIA              AAA  1,636,155
                  Insurance Corp. INS)/(Original Issue Yield: 3.74%), 10/1/2010
        1,250,000 Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (Ambac                  AAA  1,344,187
                  Financial Group, Inc. INS), 2/1/2009
          500,000 The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac           AAA    539,850
                  Financial Group, Inc. INS)/(Original Issue Yield: 5.25%), 6/1/2010
          500,000 The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac           AAA    539,850
                  Financial Group, Inc. INS), 6/1/2008
          500,000 The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 5.00%                  AAA    511,295
                  (Original Issue Yield: 5.50%), 10/1/2014









    Principal                                                                                                    Credit       Value
     Amount                                                                                                    Rating(1)

    or Shares
       $1,000,000    Tuscaloosa County, AL, Warrants, 5.55%, 1/1/2015                                          AA- $ 1,097,410
        1,000,000    Tuscaloosa County, AL, Warrants, 5.75%, 1/1/2019                                          AA-   1,105,890
        1,000,000    University of Alabama, 5.40% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.55%),    AAA   1,094,640
                     9/1/2013
          500,000    University of Alabama, Refunding Revenue Bonds, 5.00% (FGIC INS)/(Original Issue Yield:   AAA     546,150
                     4.09%), 10/1/2009
        1,125,000    Vestavia Hills, AL, Series B, 5.00% (Original Issue Yield: 4.02%), 2/1/2013                A2   1,212,244
          400,000    Vestavia Hills, AL, GO UT, Series B, 5.00%, 2/1/2015                                       A2     421,496
          500,000    Wilsonville, AL IDB, Alabama Power Company (Gaston Plant), 5.50% (MBIA Insurance Corp.    AAA     501,810
                     INS/(Original Issue Yield: 5.499%), 1/1/2024

                     TOTAL                                                                                          58,396,641

                     GUAM--1.0%
          560,000    Guam Airport Authority Revenue Bonds, Revenue Bonds, 5.00%, 10/01/2011                    AAA     609,409

                     PUERTO RICO--0.9%
          500,000    Puerto Rico Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS),          AAA     548,290
                     7/1/2009

TOTAL LONG-TERM MUNICIPALS                                                                                          59,554,340
(identified cost $57,678,780)

MUTUAL FUND--0.7%
         463,718 (2) Alabama Municipal Cash Trust (at net asset value)                                                 463,718






TOTAL INVESTMENTS--98.7%                                       $       60,018,058
(identified cost $58,142,498)(3)

OTHER ASSETS AND LIABILITIES--NET--1.3%                                    768,956

TOTAL NET ASSETS--100%                                         $       60,787,014




(1) Please refer to the "Investment Ratings" in the Statement of Additional Information for an explanation of the credit ratings. Investment ratings are unaudited.


(2)  Affiliated company


(3)  The cost of investments for federal tax purposes amounts to $58,141,203.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


The following acronyms are used throughout this portfolio:

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance

GO--General Obligation

IDA--Industrial Development Authority

IDB--Industrial Development Bond

INS--Insured

MBIA--Municipal Bond Investors Assurance

PCA--Pollution Control Authority

PCR--Pollution Control Revenue

UT--Unlimited Tax

SOUTHTRUST VALUE FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004





            Shares                                                                    Value

COMMON STOCKS--98.9%
                                    CONSUMER DISCRETIONARY--18.8%
        140,000(1)  Advance Auto Parts, Inc.                             $            6,041,000
        135,000(1)  Brinker International, Inc.                                       5,192,100
        250,050(1)  Comcast Corp., Class A                                            7,526,505
        175,000     Home Depot, Inc.                                                  6,158,250
        175,000     Jones Apparel Group, Inc.                                         6,405,000
        455,000     Mattel, Inc.                                                      7,716,800
        215,000     Penney (J.C.) Co., Inc.                                           7,279,900
        405,000(1)  Time Warner, Inc.                                                 6,812,100
        150,000(1)  Yum! Brands, Inc.                                                 5,818,500

                    TOTAL                                                            58,950,155

                    CONSUMER STAPLES--6.5%
        150,000     Cadbury Schweppes PLC, ADR                                        4,897,500
        210,000     CVS Corp.                                                         8,112,300
        150,000     General Mills, Inc.                                               7,312,500

                    TOTAL                                                            20,322,300

                    ENERGY--11.5%
        110,000     BP PLC, ADR                                                       5,819,000
         80,000     Devon Energy Corp.                                                4,896,000
        203,000(1)  FMC Technologies, Inc.                                            5,531,750
        125,000     Halliburton Co.                                                   3,725,000
         71,000     Kerr-McGee Corp.                                                  3,474,030
         75,000     Schlumberger Ltd.                                                 4,389,750
        140,000(1)  Transocean, Inc.                                                  3,887,800
        164,582     XTO Energy, Inc.                                                  4,394,340

                    TOTAL                                                            36,117,670

                    FINANCIALS--18.9%
        175,000     Ace Ltd.                                                          7,672,000
        100,000     Ambac Financial Group, Inc.                                       6,900,000
        160,000     Bank One Corp.                                                    7,899,200
         97,177     Bank of America Corp.                                             7,821,777
        205,000     Charter One Financial, Inc.                                       6,840,850
        120,000     Federal Home Loan Mortgage Corp.                                  7,008,000
        290,000     U.S. Bancorp                                                      7,435,600
        100,000     XL Capital Ltd.                                                   7,635,000

                    TOTAL                                                            59,212,427










     Shares                                                                                                Value

                     HEALTHCARE--15.7%
     150,000    Abbott Laboratories                                                           $            6,603,000
     125,000    Baxter International, Inc.                                                                 3,956,250
     185,000    Bristol-Myers Squibb Co.                                                                   4,643,500
     130,000    Johnson & Johnson                                                                          7,023,900
     150,000(1) Medco Health Solutions, Inc.                                                               5,310,000
     316,000    Pfizer, Inc.                                                                              11,300,160
     225,000(1) Shire Pharmaceuticals Group PLC, ADR                                                       6,243,750
     100,000    Universal Health Services, Inc., Class B                                                   4,390,000

                TOTAL                                                                                     49,470,560

                INDUSTRIALS--11.7%
     375,000    Cendant Corp.                                                                              8,880,000
      85,000    Emerson Electric Co.                                                                       5,118,700
      60,000    Northrop Grumman Corp.                                                                     5,955,000
     360,000    Tyco International Ltd.                                                                    9,882,000
      80,000    United Technologies Corp.                                                                  6,900,800

                TOTAL                                                                                     36,736,500

                INFORMATION TECHNOLOGY--13.3%
  1,685,194 (1) Agere Systems, Inc., Class B                                                               3,656,871
     190,000    First Data Corp.                                                                           8,624,100
     165,000    Harris Corp.                                                                               7,433,250
      65,000    International Business Machines Corp.                                                      5,731,050
     325,000    Nokia Oyj, Class A, ADR                                                                    4,553,250
    200,000 (1) SunGard Data Systems, Inc.                                                                 5,214,000
    500,000 (1) Unisys Corp.                                                                               6,515,000

                TOTAL                                                                                     41,727,521

                TELECOMMUNICATIONS--2.5%
      30,000    Alltel Corp.                                                                               1,510,200
     168,360    Verizon Communications                                                                     6,353,906

                TOTAL                                                                                      7,864,106

TOTAL COMMON STOCKS                                                                                      310,401,239
(identified cost $233,000,851)

MUTUAL FUND--1.6%
        5,160,047    AIM Short-Term Investment Co. Prime Portfolio (at net asset value)                    5,160,047





                                                                        Value

TOTAL INVESTMENTS--100.5%                            $         315,561,286
(identified cost $238,160,898)(2)

OTHER ASSETS AND LIABILITIES--NET--(0.5)%                       (1,632,443)

TOTAL NET ASSETS--100%                               $         313,928,843




(1) Non-income producing security.


(2) The cost of investments for federal tax purposes amounts to $238,160,898.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

                             SOUTHTRUST GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 2004





            Shares                                                  Value

COMMON STOCKS--99.8%
                                    CONSUMER DISCRETIONARY--15.0%
    38,750(1)  Bed Bath & Beyond, Inc.                        1,438,400
    45,000     Best Buy Co., Inc.                             2,441,250
    35,000     Harley Davidson, Inc.                          1,971,200
    85,000     Home Depot, Inc.                               2,991,150
    55,000(1)  Kohl's Corp.                                   2,298,450
    78,500     Walt Disney Co.                                1,807,855

               TOTAL                                         12,948,305

               CONSUMER STAPLES--13.6%
    22,500     Colgate-Palmolive Co.                          1,302,300
    45,000     Costco Wholesale Corp.                         1,685,250
    27,500     PepsiCo, Inc.                                  1,498,475
    42,500     Sysco Corp.                                    1,625,625
    65,000     Walgreen Co.                                   2,241,200
    60,000     Wal-Mart Stores, Inc.                          3,420,000

               TOTAL                                         11,772,850

               ENERGY--2.4%
    35,000     Schlumberger Ltd.                              2,048,550

               FINANCE--15.1%
    40,000     Aflac, Inc.                                    1,689,200
    43,500     American Express Co.                           2,129,325
    40,000     American International Group, Inc.             2,866,000
    25,000     Bank of New York Co., Inc.                       728,500
    60,000     Citigroup, Inc.                                2,885,400
     2,500     Federal Home Loan Mortgage Corp.                 146,000
    47,500     Fifth Third Bancorp                            2,548,850

               TOTAL                                         12,993,275

               HEALTHCARE--19.2%
    66,000(1)  Amgen, Inc.                                    3,713,820
    45,000     Johnson & Johnson                              2,431,350
    23,000     Lilly (Eli) & Co.                              1,697,630
    38,500(1)  Medco Health Solutions, Inc.                   1,362,900
    75,000     Medtronic, Inc.                                3,784,500
   100,000     Pfizer, Inc.                                   3,576,000

               TOTAL                                         16,566,200






   Shares                                                                Value

                 INDUSTRIALS--10.8%
      22,500     3M Co.                                     $         1,945,800
     120,000     General Electric Co.                                 3,594,000
     130,000     Southwest Airlines Co.                               1,856,400
      71,000     Tyco International Ltd.                              1,948,950

                 TOTAL                                                9,345,150

                 INFORMATION TECHNOLOGY--22.4%
      15,000     Analog Devices, Inc.                                   639,000
     106,250(1)  Cisco Systems, Inc.                                  2,217,437
      82,500(1)  Dell, Inc.                                           2,863,575
      45,000     First Data Corp., Class                              2,042,550
      90,000     Intel Corp.                                          2,315,700
       5,250(1)  Intuit, Inc.                                           222,968
     145,000     Microsoft Corp.                                      3,765,650
     120,000     Nokia Oyj, Class A, ADR                              1,681,200
      44,500     Qualcomm, Inc.                                       2,779,470
      85,000(1)  Taiwan Semiconductor Manufacturing Co.,           810,050
                  ADR
                 TOTAL                                               19,337,600

                 TELECOM SERVICES--1.3%
      22,500     Alltel Corp.                                         1,132,650

Total Common Stocks                                                  86,144,580
(identified cost $73,176,631)

MUTUAL FUND--0.1%
      57,620     AIM Short-Term Investment Co. Prime Portfolio        57,620
                             (at net asset value)
TOTAL INVESTMENTS--99.9%                                          86,202,200
(identified cost $73,234,251)(2)

OTHER ASSETS AND LIABILITIES--NET--0.1%                               109,232

TOTAL NET ASSETS--100%                                   $        86,311,432




(1) Non-income producing security.


(2) The cost of investments for federal tax purposes amounts to $73,473,832.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

                                SOUTHTRUST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 April 30, 2004


                                                                U.S. Treasury         Income             Bond Fund
                                                                    Money
                                                                                       Fund
                                                                 Market Fund
Assets:
Investments in repurchase agreements                        $         785,842,000 $             --    $      19,640,125(1)
Investments in securities                                             749,021,923      87,794,327          132,792,785

Total investments in securities, at value                           1,534,863,923      87,794,327          152,432,910
Cash                                                                       21,130           1,529                2,622
Receivable for investments sold                                               --               --            1,275,223
Receivable for shares sold                                                    150          52,300               62,000
Income receivable                                                         877,990         930,633            1,840,366
Other assets (Note 5)                                                      90,960           6,051               11,397

Total assets                                                        1,535,854,153      88,784,840          155,624,518

Liabilities:
Payable for shares redeemed                                                   --             430               10,081
Payable for collateral due to broker                                          --              --           19,640,125
Income distribution payable                                               284,965             --                   --
Payable for Trustees fees                                                  11,227             --                   --
Payable for custodian fees (Note 5)                                       4,641             695                1,101
Payable for transfer and dividend disbursing agent                        4,048           4,096                4,356
  fees and expenses (Note 5)
Accrued expenses                                                       81,290           9,213                9,581
Payable for deferred compensation (Note 5)                             90,960           6,051               11,397

Total liabilities                                                     477,131          20,485           19,676,641

Net Assets Consist of:
Paid in capital                                                 1,535,373,148      91,902,862          135,409,152
Net unrealized appreciation of investments                                  --         305,188            3,944,294
Accumulated net realized loss on investments                                --      (3,479,179)          (3,507,055)
Undistributed net investment income                                     3,874          35,484              101,486

Total Net Assets                                        $       1,535,377,022 $    88,764,355    $     135,947,877

Shares Outstanding                                              1,535,373,148       9,264,139           13,402,341

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)                         $                1.00 $          9.58    $           10.14

Offering Price Per Share(2)                             $                1.00 $          9.93(3) $           10.51(3)

Redemption Proceeds Per Share(2)                        $                1.00 $          9.48(4) $           10.04(4)

Investments, at identified cost                         $       1,534,863,923 $    87,489,139    $     148,488,616




(1) Including $19,640,125 of collateral for securities loaned.


(2) See "What Do Shares Cost?" in the Prospectus.


(3) Computation of offering price: 100/96.5 of net asset value.


(4) Computation of redemption proceeds: 99/100 of net asset value.



                                                                      Alabama               Value             Growth

                                                                  Tax-Free Income           Fund               Fund
                                                                        Fund
Assets:
Total investments in securities, at value                       $         60,018,058(1)$   315,561,286    $    86,202,200
Cash                                                                           1,069             4,786              1,349
Receivable for investments sold                                                  --                 --          1,319,359
Receivable for shares sold                                                       499           477,318            101,219
Income receivable                                                            773,097           350,308             40,250
Other assets (Note 5)                                                          4,556            23,839              6,216

Total assets                                                              60,797,279       316,417,537         87,670,593

Liabilities:
Payable for investments purchased                                                  --         2,417,490          1,323,621
Payable for shares redeemed                                                        --             7,113              4,320
Payable for custodian fees (Note 5)                                              483             3,202                714
Payable for transfer and dividend disbursing agent
fees and expenses (Note 5)                                                      3,717             7,917              9,185
Accrued expenses                                                            1,509            29,133             15,105
Payable for deferred compensation                                           4,556            23,839              6,216
(Note 5)

Total liabilities                                                          10,265         2,488,694          1,359,161

Net Assets Consist of:
Paid in capital                                                        58,694,979       238,956,789         78,631,019
Net unrealized appreciation of investments                              1,875,560        77,400,388         12,967,949
Accumulated net realized gain (loss) on investments                       148,898        (2,684,496)        (5,281,407)
Undistributed net investment income (Accumulated net investment loss)               67,577           256,162             (6,129)

Total Net Assets                                                      $         60,787,014   $   313,928,843    $    86,311,432

Shares Outstanding                                                               5,759,001        19,453,037         12,064,587

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)                                       $              10.56   $         16.14    $          7.15

Offering Price Per Share(2)                                           $              10.94(3)$         16.90(4) $          7.49(4)

Redemption Proceeds Per Share(2)                                      $              10.45(5)$         15.98(5) $          7.08(5)

Investments, at identified cost                                       $         58,142,498   $   238,160,898    $    73,234,251




(1) Includes $463,718 of investments in affiliated issuer (Note 5).


(2) See "What Do Shares Cost?" in the Prospectus.


(3) Computation of offering price: 100/96.5 of net asset value.


(4) Computation of offering price: 100/95.5 of net asset value.


(5) Computation of redemption proceeds: 99/100 of net asset value.


                                SOUTHTRUST FUNDS

                             STATEMENT OF OPERATIONS

                            Year Ended April 30, 2004


                                                                              U.S.Treasury         Income          Bond
                                                                              Money Market
                                                                                  Fund              Fund           Fund

Investment Income:
Interest                                                                   $       12,462,804  $    3,054,002 $    7,151,881(1)

Expenses:
Investment adviser fee (Note 5)                                                     6,076,097         523,146        854,837
Administrative personnel and services fee (Note 5)                                  1,153,762          82,821        135,379
Custodian fees (Note 5)                                                                85,761           8,719         14,247
Transfer and dividend disbursing agent fees and expenses (Note 5)                      31,363          31,369         33,457
Trustees' fees                                                                         25,933           2,785          2,204
Auditing fees                                                                          16,290          15,022         16,046
Legal fees                                                                              8,812           6,634          6,013
Portfolio accounting fees                                                             367,271          34,918         52,001
Shareholder services fee (Note 5)                                                   3,038,048         217,978        356,182
Share registration costs                                                               31,034          21,725         20,083
Printing and postage                                                                   38,869          17,164         15,029
Insurance premiums                                                                     69,230          13,945         15,321
Deferred compensation expense (Note 5)                                                 35,869           2,534          4,478
Miscellaneous                                                                          45,199           9,225         11,157

Total expenses                                                                     11,023,538         987,985      1,536,434

Waivers (Note 5)--
Waiver of investment adviser fee                                                   (1,701,307)       (226,697)             --
Waiver of shareholder services fee                                                 (2,430,439)       (174,382)      (284,945)

Total waivers                                                                      (4,131,746)       (401,079)      (284,945)

Net expenses                                                                        6,891,792         586,906      1,251,489

Net investment income                                                               5,571,012       2,467,096      5,900,392

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                            --         732,615      2,415,024
Change in unrealized depreciation of investments                                            --      (2,288,145)    (7,056,284)

Net realized and unrealized loss on investments                                             --      (1,555,530)    (4,641,260)

Change in net assets resulting from operations                             $        5,571,012  $      911,566 $    1,259,132




(1) Includes income on securities loaned of $15,023.



                                                                                 Alabama               Value            Growth
                                                                             Tax-Free Income
                                                                                   Fund                 Fund             Fund

Investment Income:
Dividends                                                                  $          6,176(1) $    4,350,368(2)$       873,140(3)
Interest                                                                              2,489,306           124,401             5,097

Total income                                                                          2,495,482         4,474,769           878,237

Expenses:
Investment adviser fee (Note 5)                                                         368,067         2,191,777           608,025
Administrative personnel and services fee (Note 5)                                       58,268           277,454            76,967
Custodian fees (Note 5)                                                                   6,135            29,224             8,107
Transfer and dividend disbursing agent fees and expenses (Note 5)                        29,398            45,761            60,838
Trustees' fees                                                                            2,096             6,057             3,007
Auditing fees                                                                            13,973            14,205            13,844
Legal fees                                                                                6,413             6,396             7,268
Portfolio accounting fees                                                                26,211            86,191            24,916
Shareholder services fee (Note 5)                                                       153,361           730,592           202,675
Share registration costs                                                                 21,313            29,345            22,914
Printing and postage                                                                     11,262            17,414            25,514
Insurance premiums                                                                       12,313            19,810            13,715
Deferred compensation expense (Note 5)                                                    1,795             7,856             2,163
Miscellaneous                                                                            12,055            13,591            10,070

Total expenses                                                                          722,660         3,475,673         1,080,023

Waivers (Note 5)--
Waiver of investment adviser fee                                                       (214,706)              --                 --
Waiver of shareholder services fee                                                     (122,689)         (584,474)         (137,819)

Total waivers                                                                          (337,395)         (584,474)         (137,819)

Net expenses                                                                            385,265         2,891,199           942,204

Net investment income (loss)                                                          2,110,217         1,583,570           (63,967)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                        188,499        14,232,711         2,619,419
Change in unrealized appreciation (depreciation) of investments                      (1,431,662)       61,893,352         8,476,006

Net realized and unrealized gain (loss) on investments                               (1,243,163)       76,126,063        11,095,425

Change in net assets resulting from operations                             $            867,054    $   77,709,633   $    11,031,458




(1) Received from affiliated issuers (Note 5).


(2) Net of foreign taxes withheld of $27,518.


(3) Net of foreign taxes withheld of $6,314.


                                SOUTHTRUST FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS



                                                                      U.S.Treasury                                 Income

                                                                    Money Market Fund                               Fund
                                                                  Year Ended April 30,                      Year Ended April 30,

                                                              2004                     2003               2004               2003

Increase (Decrease) in Net Assets Operations--
Net investment income                                 $       5,571,012      $        11,616,996  $    2,467,096     $     3,040,186
Net realized gain on investments                                   --                        --         732,615             380,755
Net change in unrealized appreciation/depreciation of              --                        --      (2,288,145)          1,915,648
investments
Change in net assets resulting from operations               5,571,012               11,616,996         911,566           5,336,589
Distributions to Shareholders--
Distributions from net investment income                    (5,567,887)             (11,616,247)     (3,340,849)         (3,508,640)
Share Transactions--
Proceeds from sale of shares                             3,229,834,547            2,923,029,533      24,697,738          22,551,986
Net asset value of shares issued to shareholders in          1,934,848                4,530,298         667,537             663,318
payment of distributions declared
Cost of shares redeemed                                  2,846,537,028)          (3,015,344,574)    (17,529,684)        (14,548,117)
Change in net assets resulting from share transactions     385,232,367              (87,784,743)      7,835,591           8,667,187
Change in net assets                                       385,235,492              (87,783,994)      5,406,308          10,495,136
Net Assets:
Beginning of period                                      1,150,141,530            1,237,925,524      83,358,047          72,862,911
End of period                                         $  1,535,377,022      $     1,150,141,530  $   88,764,355     $    83,358,047
Undistributed net investment income included in net assets $     3,874      $               749          35,484     $        26,237
at end of period




                                                                                  Bond                              Alabama

                                                                                  Fund                          Tax-Free Income

                                                                                                                      Fund
                                                                          Year Ended April 30,                Year Ended April 30,

                                                                        2004                2003            2004                2003

Increase (Decrease) in Net Assets Operations--
Net investment income                                             $      5,900,392     $  6,717,149 $    2,110,217   $    2,057,887
Net realized gain (loss) on investments                                  2,415,024         (437,259)       188,499          677,784
Net change in unrealized appreciation/depreciation of investments       (7,056,284)       9,058,094     (1,431,662)       1,863,551
Change in net assets resulting from operations                           1,259,132       15,337,984        867,054        4,599,222
Distributions to Shareholders--
Distributions from net investment income                                (6,628,685)      (7,175,461)    (2,115,198)      (2,105,722)
Distributions from net realized gain on investments transactions                 --                --       (325,406)      (993,226)
Change in net assets from distributions to shareholders                 (6,628,685)      (7,175,461)    (2,440,604)      (3,098,948)
Share Transactions--
Proceeds from sale of shares                                            14,612,774       20,512,699     13,584,028        6,834,222
Net asset value of shares issued to shareholders in payment of           1,895,282        4,803,999        726,690        1,272,211
distributions declared
Cost of shares redeemed                                                (24,216,101)     (28,634,164)    (7,889,712)      (9,123,430)
Change in net assets resulting from share transactions                  (7,708,045)      (3,317,466)     6,421,006       (1,016,997)
Change in net assets                                                   (13,077,598)       4,845,057      4,847,456          483,277
Net Assets:
Beginning of period                                                    149,025,475      144,180,418     55,939,558       55,456,281
End of period                                                     $    135,947,877     $149,025,475 $   60,787,014   $   55,939,558
Undistributed net investment income included in net assets at end of $ 101,486     $     101,746 $       67,577      $       73,779
period




                                                                                   Value Fund                        Growth Fund

                                                                              Year Ended April 30,             Year Ended April 30,

                                                                            2004               2003            2004          2003

Increase (Decrease) in Net Assets Operations--
Net investment income (loss)                                       $     1,583,570    $  1,870,068 $       (63,967)   $   (46,493)
Net realized gain (loss) on investments                                 14,232,711     (16,856,532)      2,619,419     (4,308,934)
Net change in unrealized appreciation/depreciation of investments       61,893,352     (45,537,697)      8,476,006     (2,846,896)
Change in net assets resulting from operations                          77,709,633     (60,524,161)     11,031,458     (7,202,323)
Distributions to Shareholders--
Distributions from net investment income                                (1,443,201)     (1,879,277)              --              --
Distributions from net realized gain on investments transactions                 --      (1,284,234)              --              --
Change in net assets from distributions to shareholders                 (1,443,201)     (3,163,511)              --              --
Share Transactions--
Proceeds from sale of shares                                            30,745,421      32,274,244      19,323,876     16,838,392
Net asset value of shares issued to shareholders in payment of             977,996       2,660,320               --              --
distributions declared
Cost of shares redeemed                                                (44,445,629)    (46,827,250)    (13,359,642)    (12,224,237)
Change in net assets resulting from share transactions                 (12,722,212)    (11,892,686)      5,964,234      4,614,155
Change in net assets                                                    63,544,220     (75,580,358)     16,995,692     (2,588,168)
Net Assets:
Beginning of period                                                    250,384,623     325,964,981      69,315,740     71,903,908
End of period                                                      $   313,928,843    $250,384,623 $    86,311,432    $69,315,740
Undistributed net investment income (Accumulated net investment loss)$     256,162    $   115,793 $        (6,129)   $    (3,992)
included in net assets at end of period


SOUTHTRUST FUNDS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)



   Year    Net asset       Net             Net realized       Total from  Distributions   Distributions
   Ended     value,    investment         and unrealized      investment     from net        from net
 April 30, beginning  income (loss)       gain (loss) on      operations    investment       realized
           of period                       investments                        income
                                                                                             gain on
                                                                                           investments
U.S. Treasury Money Market Fund
2000       $     1.00          0.048                    --           0.048         (0.048)              --
2001       $     1.00          0.055                    --           0.055         (0.055)              --
2002(3)    $     1.00          0.024                    --           0.024         (0.024)              --
2003       $     1.00          0.010                    --           0.010         (0.010)              --
2004       $     1.00          0.005                    --           0.005         (0.005)              --
Income Fund
2000       $     9.78           0.58                (0.37)           0.21          (0.58)              --
2001       $     9.41           0.57                 0.31            0.88          (0.57)              --
2002(3)    $     9.72           0.53(4)             (0.13)(4)        0.40          (0.50)              --
2003       $     9.62           0.44                 0.23            0.67          (0.44)              --
2004       $     9.85           0.37                (0.27)           0.10          (0.37)              --
Bond Fund
2000       $    10.24           0.58                (0.57)           0.01          (0.58)              --
2001       $     9.67           0.57                 0.42            0.99          (0.58)              --
2002(3)    $    10.08           0.55(4)             (0.13)(4)        0.42          (0.54)              --
2003       $     9.96           0.51                 0.58            1.09          (0.51)              --
2004       $    10.54           0.49                (0.40)           0.09          (0.49)              --
Alabama Tax-Free Income Fund
2000(5)    $    10.00           0.29                (0.14)           0.15          (0.28)              --
2001       $     9.87           0.43                 0.47            0.90          (0.42)              --
2002(3)    $    10.35           0.40(4)              0.26(4)         0.66          (0.42)          (0.05)
2003       $    10.54           0.40                 0.48            0.88          (0.41)          (0.19)
2004       $    10.82           0.37                (0.20)           0.17          (0.37)          (0.06)
Value Fund
2000       $    17.90           0.06                 0.63            0.69          (0.06)          (1.56)
2001       $    16.97           0.09                 1.75            1.84          (0.09)          (1.68)
2002(3)    $    17.04           0.08                (1.45)          (1.37)         (0.07)          (0.31)
2003       $    15.29           0.09                (2.93)          (2.84)         (0.09)          (0.06)
2004       $    12.30           0.08                 3.83            3.91          (0.07)              --
Growth Fund
2000(5)    $    10.00              --                 0.65            0.65              --           (0.25)
2001       $    10.40          (0.00)(7)            (1.30)          (1.30)             --           (0.71)
2002(3)    $     8.39          (0.00)(7)            (1.51)          (1.51)             --               --
2003       $     6.88          (0.00)(7)            (0.68)          (0.68)             --               --
2004       $     6.20          (0.00)(7)             0.95            0.95              --               --




                                                 Ratios to average net assets

     Total         Net      Total     Expenses              Net                 Expense             Net        Portfolio
 distributions    asset   return(1)                     investment             waivers/                         turnover
                 value,                                   income              reimburse-          assets,         rate
                 end of                                   (loss)               ments(2)
                 period                                                                            end of

                                                                                                   period
                                                                                               (000 omitted)
         (0.048)$    1.00       4.91%      0.49%               4.82%                 0.40%   $          852,783         --
         (0.550)$    1.00       5.68%      0.50%               5.50%                 0.39%   $        1,141,487         --
         (0.024)$    1.00       2.38%      0.51%               2.33%                 0.38%   $        1,237,926         --
         (0.010)$    1.00       0.98%      0.56%               0.99%                 0.34%   $        1,150,142         --
         (0.005)$    1.00       0.46%      0.57%               0.46%                 0.34%   $        1,535,377         --
          (0.58)$    9.41       2.25%      0.64%               6.13%                 0.57%   $           64,262        85%
          (0.57)$    9.72       9.58%      0.70%               5.91%                 0.56%   $           69,728        55%
          (0.50)$    9.62       4.17%      0.68%               4.77%(4)              0.53%   $           72,863        69%
          (0.44)$    9.85       7.11%      0.66%               3.92%                 0.46%   $           83,358        52%
          (0.37)$    9.58       1.06%      0.67%               2.83%                 0.46%   $           88,764        71%
          (0.58)$    9.67       0.15%      0.84%               5.88%                 0.22%   $          113,381        76%
          (0.58)$   10.08      10.47%      0.89%               5.80%                 0.20%   $          140,549        80%
          (0.54)$    9.96       4.18%      0.87%               5.07%(4)              0.20%   $          144,180       114%
          (0.51)$   10.54      11.23%      0.87%               4.66%                 0.20%   $          149,025        34%
          (0.49)$   10.14       0.80%      0.88%               4.14%                 0.20%   $          135,948        43%
          (0.28)$    9.87       1.47%      0.65%(6)            4.17%(6)              0.60%(6)$           52,766        33%
          (0.42)$   10.35       9.27%      0.63%               4.19%                 0.60%   $           52,546        14%
          (0.47)$   10.54       6.44%      0.64%               3.96%(4)              0.58%   $           55,456        50%
          (0.60)$   10.82       8.53%      0.61%               3.67%                 0.55%   $           55,940        24%
          (0.43)$   10.56       1.55%      0.63%               3.44%                 0.55%   $           60,787        11%
          (1.62)$   16.97       4.26%      0.94%               0.37%                 0.22%   $          329,419        45%
          (1.77)$   17.04      12.12%      0.98%               0.53%                 0.20%   $          345,656        54%
          (0.38)$   15.29      (8.04)%     0.98%               0.49%                 0.20%   $          325,965        43%
          (0.15)$   12.30     (18.50)%     0.99%               0.74%                 0.20%   $          250,385        37%
          (0.07)$   16.14      31.87%      0.99%               0.54%                 0.20%   $          313,929        33%
          (0.25)$   10.40       6.54%      1.15%(6)           (0.01)%(6)             0.20%(6)$           86,367        28%
          (0.71)$    8.39     (12.68)%     1.08%              (0.10)%                0.20%   $           90,536        19%
              -- $    6.88     (18.00)%     1.13%              (0.19)%                0.19%   $           71,904        27%
              -- $    6.20      (9.88)%     1.19%              (0.07)%                0.17%   $           69,316        20%
              -- $    7.15      15.32%      1.16%              (0.08)%                0.17%   $           86,311        19%



(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


(2) This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios.


(3) Beginning with the year ended April 30, 2002, the Funds were audited by KPMG LLP. Each of the previous periods was audited by other auditors.


(4)  Effective May 1, 2001, the Company adopted the provisions of the American
     Institute of Certified Public Accountants ("AICPA") Audit and Accounting
     Guide for Investment Companies and began accreting/amortizing market discounts/premiums on long term debt securities for the Alabama Tax-Free
     Fund, Income and Bond Fund.


The effect of this change for the year ended April 30, 2002 resulted in the following adjustments:


                                           Net investment                Net realized          Ratio of net investment
                                                                        and unrealized
                                          income per share            gain/loss per share    income to average net assets

Income Fund                      $                            (0.03) $                0.03                            (0.32)%
Bond Fund                        $                            (0.02) $                0.02                            (0.24)%
Alabama Tax-Free Income Fund     $                             0.01  $               (0.01)                            0.01%


Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(5) Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.


(6) Computed on an annualized basis.


(7) Per share amount is less than $(0.01).


                                SOUTHTRUST FUNDS

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                 April 30, 2004

(1)  Organization

SouthTrust Funds (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:





   ortfolio Name                Diversification      Investment Objective
U.S. Treasury Money Market Fund Diversified To provide as high a level of current interest income as is consistent with ("U.S. Treasury") maintaining liquidity and stability of principal.
Income Fund ("Income")               Diversified             To provide current
                                                                 income.
Bond Fund                            Diversified             To provide a level
                                                                of total return
                                                          consistent with a
                                                     portfolio of high-quality
                                                             debt securities.
("Bond")
Alabama Tax-Free Income Fund Non-diversified To provide current income exempt from federal income tax and the income tax ("Alabama Tax-Free Income") imposed by the State of Alabama. Value Fund Diversified To provide long-term capital appreciation, with income a secondary consideration.
("Value")
Growth Fund ("Growth")     Diversified      To provide capital appreciation.


The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation --Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements --It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

Investment Income, Expenses and Distributions --Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses --All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes --It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions --The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates --The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Securities Lending --Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 102% of the current market value of the loaned securities.

Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Fund returns a portion of the interest on any cash received as collateral and continues to receive interest or dividends on securities loaned. Included in Bond Fund's interest income is $15,023 attributable to income earned on securities lending transactions.

Loans will be made to firms deemed by the Company's adviser to be of good financial standing and will not be made unless, in the judgement of the Company's adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund's rights should the borrower of the securities fail financially.

As of April 30, 2004, the value of securities loaned, the payable for collateral due to broker and the value of reinvested cash collateral securities were as follows:



Fund         Market Value of             Payable for        Market Value of
            Securities Loaned            Collateral            Reinvested
                                                         Collateral Securities
                                        Due to Broker
Bond    $       18,936,697     $          19,640,125    $       19,640,125


Cash collateral is held in a segregated account.

Restricted Securities --Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Other --Investment transactions are accounted for on a trade date basis.

(3)  Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:



                                                                          U.S. Treasury                             Income

                                                                      Year Ended April 30,                   Year Ended April 30,

                                                                 2004                 2003          2004                   2003

Shares sold                                                   3,229,834,547        2,923,029,533   2,531,373              2,308,958
Shares issued to shareholders in payment of distributions         1,934,848            4,530,298      68,547                 68,005
declared
Shares redeemed                                              (2,846,537,028)      (3,015,344,574) (1,799,454)            (1,490,287)

Net change resulting from share transactions                    385,232,367          (87,784,743)    800,466                886,676





                                                                                  Bond                       Alabama Tax-Free
                                                                                                                  Income

                                                                          Year Ended April 30,             Year Ended April 30,

                                                                       2004                  2003        2004           2003

Shares sold                                                           1,399,737             1,999,737  1,254,732        634,171
Shares issued to shareholders in payment of distributions declared      182,403               468,300     67,427        119,099
Shares redeemed                                                      (2,322,072)           (2,808,245)  (731,748)      (844,787)

Net change resulting from share transactions                           (739,932)             (340,208)   590,411        (91,517)





                                                                               Value                              Growth

                                                                        Year Ended April 30,               Year Ended April 30,

                                                                     2004                  2003        2004            2003

Shares sold                                                         2,063,016             2,612,615   2,820,973       2,806,349
Shares issued to shareholders in payment of distributions declared     66,683               220,516           --               --
Shares redeemed                                                    (3,026,690)           (3,802,945) (1,939,853)     (2,066,816)

Net change resulting from share transactions                         (896,991)             (969,814)    881,120         739,533



(4)  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for unused capital loss carryforwards, deferral of losses from wash sales, and discount accretion/premium amortization on debt securities.

For the year ended April 30, 2004, permanent differences identified and reclassified among the components of net assets were as follows:



Fund                                         Paid-In           Accumulated          Undistributed
                                             Capital            Realized           Net Investment
                                                               Gain (Loss)          Income (Loss)

Income                                   $             --   $          (883,000)  $           883,000
Bond                                                   --              (728,033)              728,033
Alabama Tax-Free Income                                --                 1,221                (1,221)
Growth                                           (61,830)                    --                61,830


Net investment income (loss), net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by this reclassification.

The tax character of distributions reported on the Statements of Changes in Net
Assets for the years ended April 30, 2004 and 2003, was as follows:




                                              2004                                         2003

               Tax-Exempt Ordinary Long- Tax-Exempt Ordinary Long-
                     Income Income* Term Income Income* Term
                                                            Capital                                       Capital
                                                             Gains                                         Gains

U.S. Treasury              $             -- $     5,567,887$          --$              -- $     11,616,247$            --
Income                                   --       3,340,849           --               --        3,508,640             --
Bond                                     --       6,628,685           --               --        7,175,461             --
Alabama Tax-Free Income          2,114,922          73,342     252,340       2,067,055          160,454       871,439
Value                                    --       1,443,201           --               --        1,879,277     1,284,234



* For tax purposes, short-term capital gain distributions are considered as ordinary income.


As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:



                           Undistributed  Undistributed   Undistributed     Unrealized            Total
                             Tax-Exempt      Ordinary       Long-Term      Appreciation/
                               Income         Income      Capital Gains                       Capital Loss
                                                                          (Depreciation)      Carryforward
U.S. Treasury              $            --$        378,517$             --$                 -- $               --
Income                                  --          41,450              --           (213,530)        2,637,990
Bond                                    --         112,803              --          3,503,496         3,066,335
Alabama Tax-Free Income               72,067            --           147,604          1,876,855                 --
Value                                             279,659              --         77,400,388         2,684,498
Growth                                  --               --              --         12,728,368         5,041,825


For federal income tax purposes, the following amounts apply as of April 30, 2004:



Fund                                  Cost of                  Unrealized               Unrealized             Net Unrealized
                                    Investments               Appreciation            (Depreciation)           Appreciation/
                                                                                                               (Depreciation)

U.S. Treasury               $              1,534,863,923 $                     -- $                      -- $                   --
Income                                        88,007,857                 284,829                 (498,359)                (213,530)
Bond                                         148,929,414               4,534,711               (1,031,215)               3,503,496
Alabama Tax-Free Income                       58,141,203               2,101,252                 (224,397)               1,876,855
Value                                        238,160,898              79,651,133               (2,250,745)              77,400,388
Growth                                        73,473,832              17,954,145               (5,225,777)              12,728,368


The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and the amortization/accretion tax elections on fixed income securities.

At April 30, 2004, the Funds had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:


Fund      2005      2006      2008       2009       2010        2011       Total

Income $  732,420$   73,422$  280,958$  591,780$  --$       959,410$   2,637,990
Bond            --         --       --       --    --     3,066,335    3,066,335
Value           --         --       --       --    --     2,684,498    2,684,498
Growth          --         --      --   174,324 1,454,431  3,413,070  5,041,825


Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of April 30, 2004, for federal income tax purposes, post October losses as follows were deferred to May 1, 2004.


Fund        Post-October Losses

Income     $              322,471


(5)  Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee --SouthTrust Investment Advisors, the Company's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.



Fund                                   Annual

                                        Rate
U.S. Treasury                            0.50%
Income                                   0.60%
Bond                                     0.60%
Alabama Tax-Free Income                  0.60%
Value                                    0.75%
Growth                                   0.75%


Administrative Fee --Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provided the Funds with administrative personnel and services. The fee paid to FServ is based on the average aggregate daily net assets of the Funds as specified below:



Maximum Administrative Fee                     Average Aggregate Daily
                                               Net Assets of the Funds

0.150%                                        on the first $250 million
0.125%                                         on the next $250 million
0.100%                                         on the next $250 million
0.075%                                   on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $50,000 per portfolio.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee --The Company has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free Income and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.



Fund                                     Percentage of
                                          the Average
                                        Daily Net Assets
                                            of Fund

Income                                               0.25%
Alabama Tax-Free Income                              0.25%
Growth                                               0.25%


FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

During the year ended April 30, 2004, none of the above mentioned Funds incurred a distribution services fee.

Sales Charges --For the fiscal year ended April 30, 2004, FSC retained the amounts listed in the chart below for sales charges from the sale of Fund shares.



Fund                                    Sales Charges
                                          from Fund
                                           shares

Income                                 $           755
Bond                                               194
Alabama Tax-Free Income                          1,851
Value                                            2,867
Growth                                           1,619


See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee --Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees --SouthTrust Bank is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the reporting period, plus out-of-pocket expenses.

Transfer and Dividend Disbursing Agent Fees and Expenses --Federated Services Company ("FServ"), through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Deferred Compensation Plan --The Company's Trustees may participate in the Company's Deferred Compensation Plan for Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Company and represent an unfunded obligation of the Company. The value of amounts deferred for a participant is determined by reference to the change in value of shares of one or more of the Funds as specified by the participant. The Company invests the deferred amount in the Funds specified by the participant and is reflected in other assets on the Statements of Assets and Liabilities.

Other Affiliated Parties and Transactions --Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are distributed by an affiliate of the Funds' distributor. Income distributions earned by the Fund are recorded as income in the accompanying financial statements as follows:



Fund                                  Affiliated Fund Name      Income from
                                                             Affiliated Issuer

Alabama Tax-Free Income   Alabama Municipal Cash Trust      $             6,176


General --Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

(6)  Investment Transactions

Purchases and sales of investments, excluding long-term U.S government securities and short-term obligations (and in-kind contributions), for the year ended April 30, 2004, were as follows:





Fund                              Purchases               Sales

Income                      $          30,169,256 $          35,946,740
Bond                                   18,311,211            30,206,383
Alabama Tax-Free Income                13,373,257             6,514,671
Value                                  92,803,616           100,853,562
Growth                                 21,887,710            15,565,432


(7)  Concentration of Credit Risk

Since Alabama Tax-Free Income invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2004, 51.1% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 25.7% of total investments.

(8)  Line of Credit

SouthTrust Funds, on behalf of its respective Funds (except for U.S. Treasury) entered into a $10,000,000 unsecured, committed revolving line of credit ("LOC") agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the fiscal year ended April 30, 2004.

(9)  Federal Income Tax Information (Unaudited)

For the year ended April 30, 2004, the Funds designated long-term capital gain dividends as follows:


Alabama Tax-Free Income                   $252,340


At April 30, 2004, the following percentage represents the portion of distributions from net investment income which is exempt from federal income tax, other than alternative minimum tax:


Alabama Tax-Free Income                  96.6%


For the fiscal year ended April 30, 2004, 100% of total ordinary dividends paid by Value are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by Value and Growth during the year ended April 30, 2004, 82.45% and 91.09%, respectively, qualify for the dividend received deduction available to corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

SOUTHTRUST FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund, and SouthTrust Growth Fund, each a portfolio of the SouthTrust Funds (the "Funds"), as of April 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of SouthTrust Funds for each of the years or periods in the two-year period ended April 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated June 8, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the SouthTrust Funds as of April 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

June 11, 2004

B OARD OF T RUSTEES A ND T RUST O FFICERS

The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The SouthTrust Fund Complex consists of six investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the SouthTrust Fund Complex and serves for an indefinite term. The Funds' Statement of Additional Information includes additional information about Company Trustees and is available, without charge and upon request, by calling 1-800-843-8618.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION


Name                                     Principal Occupation(s) for Past Five Years, Other
Birth Date                               Directorships Held and Previous Positions
Address

Positions Held with Company
Date Service Began
William O. Vann *                      Principal Occupations: President and Chairman, Vann Family Investments, LLC; Trustee and Past
                                       Chairman, The Childrens' Hospital of Alabama.
Birth Date: January 28, 1942
                                      Previous Position: Chairman and Chief Executive Officer, Young & Vann Supply Co.; Partner, B&B
P.O. Box 10645 Investments.

Birmingham, AL

TRUSTEE

Began serving: April 1992
Thomas M. Grady.*                     Principal Occupations: Partner of the law firm of Hartsell & Williams, P.A.; Member, Board of
                                         Directors, Pfeiffer University; Trustee, Cannon Foundation.
Birth Date: July 25, 1941
P.O. Box 2
708 McLain Road
Kannapolis, NC

TRUSTEE

Began serving: March 1996
Billy L. Harbert, Jr. *         Principal Occupations: President and Chief Executive Officer, B. L. Harbert International LLC
                                (construction).
Birth Date: May 23, 1965
                                Other DirectorshipsHeld: Member/Shareholder, Bonaventure Capital, LLC; Member /Shareholder,
B.L.                            Harbert International LLC Bonaventure
                                Partners LLC; Board Member/
                                Shareholder, Founders Trust Company,
                                Inc.; and Member /Shareholder, Treble
                                Range Partners, LLC.
820 Shades Creek Parkway
Birmingham, AL

TRUSTEE

Began serving: March 1998


* Each Trustee is considered to be "interested" because of his ownership of the common stock of SouthTrust Corporation

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name                                Principal Occupation(s) for Past Five Years, Other Directorships
                                    Held and Previous Positions
Birth Date
Address
Positions Held with Company
Date Service Began

Charles G. Brown, III               Principal Occupation: President, Tubular Products Company (since 1985); Managing
                                    Partner, Red Hollow Partnership.
Birth Date: November 27, 1953

Tubular Products Co.
1400 Red Hollow Road
Birmingham, AL

CHAIRMAN AND TRUSTEE

Began serving: April 1992




Name                               Principal Occupation(s) for Past Five Years, Other Directorships
                                   Held and Previous Positions
Birth Date
Address

Positions Held with Company
Date Service Began
Russell W. Chambliss               Principal Occupations: President and Chief Executive Officer, Mason Corporation
                                   (manufacturer of roll formed aluminum and steel products).
Birth Date: December 26, 1951      Mason Corporation
123 Oxmoor Road
Birmingham, AL

TRUSTEE

Began serving: April 1992
Dr. Lawrence W. Greer              Principal Occupation: Sr. Managing  Partner, Greer Capital Advisers; President, S.C.O.U.T. Corp.
Birth Date: October 26, 1944          Greer Capital Advisers
LLC 2200 Woodcrest Place, Suite 309     Other Directorships Held: Chairman, Board of Directors, Southern BioSystems; Director,
                                        Daily Access Concepts, Inc., Electronic HealthCare Systems, Inc., Cumberland
Birmingham, AL                          Pharmaceuticals, Biotechnology Association of Alabama, and Research
                                        Foundation--University of Alabama at Birmingham.
TRUSTEE

Began serving: October 1999
George H. Jones, III                                 Principal Occupation: President, Jones & Kirkpatrick PC (accounting firm).

Birth Date: April 1, 1950
Jones & Kirkpatrick PC
300 Union Hill Drive Birmingham, AL

TRUSTEE

Began Serving: August 2001


OFFICERS

Name                        Principal Occupation(s) and Previous Positions

Birth Date

Address

Positions Held with
Company
Richard S. White, Jr.       Principal Occupation: Division President, SouthTrust Capital Management.

Birth Date: March 14, 1934  Previous Positions: Executive Vice President, SouthTrust Capital Management Group
SouthTrust Bank
420 North 20th Street
Birmingham, AL

PRESIDENT

Began Serving: March, 2002
Charles L. Davis, Jr.       Principal Occupations: Vice President, Federated Services Company; Director, Mutual Fund Services,
                           Strategic
                            Relationship Management for Federated Services Company.
Birth Date: March 23, 1960
Federated Investors Tower   Previous Positions: Vice President and Director of Investor Relations for MNC Financial, Inc.
1001 Liberty Avenue
Pittsburgh, PA

CHIEF EXECUTIVE OFFICER
Began Serving: December,
2002
Edward C. Gonzales          Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the
                            FederatedFund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative
                            Services.
Birth Date: October 22,
1930 Federated     Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman,
Investors Tower    Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment
                   Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive
1001 Liberty       Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder
 Avenue            Services Company.
Pittsburgh, PA

EXECUTIVE VICE PRESIDENT
Began Serving: December,
2002


Name                                 Principal Occupation(s) and Previous Positions
Birth Date
Address
Positions Held with Company

Charles A. Beard                     Principal Occupation: Senior Vice President, SouthTrust Asset Management.

Birth Date: October 26, 1946         Previous Positions: Senior Vice President and Marketing Director, SouthTrust Capital Management
SouthTrust Bank                                        Group.
420 North 20th Street Birmingham, AL

VICE PRESIDENT

Began Serving: March, 2002
Beth S. Broderick                           Principal Occupation: Vice President, Federated Services Company (1997 to present).

Birth Date: August 2, 1965 Federated        Previous Positions: Client Services Officer, Federated Services Company (1992-1997).
Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

VICE PRESIDENT

Began Serving: July, 1998
Richard J. Thomas                     Principal Occupation: Principal Financial Officer and Treasurer of the Federated Fund Complex;
                                      Senior Vice President, Federated Administrative Services.
Birth Date: June 17, 1954 Federated
Investors Tower                       Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.
1001 Liberty Avenue
Pittsburgh, PA

TREASURER

Began Serving: December, 2002
John D. Johnson                          Principal Occupation: Counsel, Reed Smith LLP

Birth Date: November 8, 1970 Federated   Previous Positions: Associate Corporate Counsel, Federated Investors, Inc. (1999 to 2002);
Investors Tower                          Associate, Kirkpatrick & Lockhart LLP (1997 to 1999)
1001 Liberty Avenue
Pittsburgh, PA

SECRETARY

Began Serving: March, 2001


No Bank Guarantee      Not FDIC Insured      May Lose Value

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceeded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-843-8618. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

No Bank Guarantee      Not FDIC Insured      May Lose Value

Investment Adviser: SouthTrust Investment Advisors
Distributor: Federated Securities Corp.

CUSIP 844734103

CUSIP 844734400

CUSIP 844734202

CUSIP 844734608

CUSIP 844734301

CUSIP 844734509

G00859-01 (6/04)

                             EVERGREEN EQUITY TRUST

                                     PART C

                               OTHER INFORMATION


Item 15. Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:


1. Amended and Restated Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 filed on July 29, 2003, Registration No. 333-37453.

2. Amended and Restated Bylaws. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 30 filed on January 26, 2001, Registration No. 333-37453.

3.   Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6 Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Equity Trust. To be filed by Amendment.

7(a) Principal  Underwriting  Agreement between Evergreen  Investment  Services,
     Inc. and  Evergreen  Equity Trust.  To be filed by Amendment.

7(b) Specimen  Copy of Dealer  Agreement  and  Amendment to Dealer  Agreement by
     Evergreen  Investment  Services,  Inc. as of May 1, 2004.  Incorporated  by
     reference to the Registrant's Post-Effective Amendment No. 70 to Registration Statement on Form N-1A filed on July 29, 2004.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 30 filed on January 26, 2001, Registration No. 333-37453.

9.(a)Custodian  Agreement  between  State  Street  Bank and  Trust  Company  and
     Evergreen  Equity  Trust.  Incorporated  by reference  to Evergreen  Equity
     Trust's Post-Effective Amendment No. 36 filed on February 28, 2002, Registration No. 333-37453.

9.(b)Letter Agreemnt to Custodian Agreement between Registrant and State
     Street Bank and Trust Co. (Evergreen Disciplined Value Fund) To be filed by Amendment.

10(a)Rule 12b-1 Distribution Plans for Classes A, B and C. To be filed by Amendment.

(10(b) Rule 12b-1  Distribution  Plan for Class R.  Incorporated by reference to
     Evergreen Equity Trust's Post-Effective Amendment No. 64 filed on October 7, 2003, Registration No. 333-37453.

10(c)Multiple Class Plan.  Incorporated by reference to Evergreen Equity Trust's
     Post-Effective Amendment No. 65 filed on November 24, 2003, Registration No. 333-37453.

11.  Opinion and Consent of Sullivan & Worcester LLP. Contained herein.

12. Tax Opinion and Consent of Sullivan & Worcester LLP. Contained herein.

13.  Not applicable.

14.  Consent of KPMG LLP. Contained herein.

15.  Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 33 filed on November 28, 2001, Registration No. 333-37453.

17.  Form of Proxy Card. Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 17th day of December, 2004.

                                         EVERGREEN EQUITY TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 17th day of December, 2004.

/s/ Dennis  H. Ferro              /s/ Michael H. Koonce              /s/ Carol A. Kosel
-----------------------------     -----------------------------      ------------------------------
Dennis  H. Ferro*                  Michael H. Koonce*                Carol A. Kosel*
President                          Secretary                         Treasurer
(Chief Executive Officer)                                           (Principal Financial and Accounting
                                                                     Officer)

 /s/ Charles A. Austin III       /s/ K. Dun Gifford                 /s/ William Walt Pettit
----------------------------      ----------------------------      ----------------------------------
Charles A. Austin III*            K. Dun Gifford*                   William Walt Pettit*
Trustee                           Trustee                           Trustee


/s/ Gerald M. McDonnell          /s/ Russell A. Salton, III MD      /s/ Richard K. Wagoner
-----------------------------    -------------------------------    ---------------------------------
Gerald M. McDonnell*             Russell A. Salton, III MD*         Richard K. Wagoner*
Trustee                          Trustee                            Trustee


/s/ Michael S. Scofield           /s/ David M. Richardson          /s/ Leroy Keith, Jr.
------------------------------   ------------------------------    ---------------------------------
Michael S. Scofield*              David M. Richardson*             Leroy Keith, Jr.*
Chairman of the Board             Trustee                          Trustee
and Trustee


/s/ Richard J. Shima             /s/ Shirley L. Fulton
------------------------------   ------------------------------
Richard J. Shima*                 Shirley L. Fulton*
Trustee                           Trustee

*By: /s/ Maureen E. Towle
----------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT

11       Opinion and Consent of Sullivan & Worcester, LLP
12       Tax Opinion and Consent of Sullivan & Worcester LLP.
14       Consent of KPMG LLP
17       Form of Proxy Card